UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – June Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2020

Annual Report

Touchstone Strategic Trust
Touchstone Balanced Fund
Touchstone International Equity Fund
Touchstone International Growth Opportunities Fund
Touchstone International Small Cap Fund
Touchstone Large Cap Focused Fund
Touchstone Large Cap Fund
Touchstone Large Company Growth Fund
Touchstone Ohio Tax-Free Bond Fund
Touchstone Small Company Fund
Touchstone Value Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through the financial intermediary, or directly with Touchstone.

This report identifies the Funds’ investments on June 30, 2020. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the Funds for the 12 months ended June 30, 2020.

Trade-related rhetoric between the U.S. and China drove market volatility throughout 2019. Trade discussions between the two nations took a more constructive tone by year end, culminating in an announcement of a “phase one” agreement in early 2020 to reduce some tariff levels. Aside from this conflict, the U.S. economy continued its steady pace, driven by strong employment data and solid consumer spending. Outside the U.S., economic growth in developed markets such as the U.K., European Union and Japan continued its slow pace, all while each of their respective central banks continued to maintain low-to-zero overnight rates. Outside of the U.S. and developed markets, emerging markets continued to show overall weakness, inhibited by the U.S.-China trade slowdown and lower-than-expected Indian economic growth. This already fragile, low-growth environment was upended in the first half of 2020 as COVID-19 swept the globe, bringing with it containment measures resulting in massive shutdowns of economic activity. Following an economic lockdown during most of March and April 2020, U.S. state governors began to slowly reopen their economies across the country. Although employment numbers and retail sales figures through the latter portion of the 12-month period rebounded strongly from their March 2020 lows, investor sentiment remains cautious, given concerns that the capital markets may be pricing in an overly optimistic economic rebound scenario.

Following strong gains in the second half of 2019, the S&P 500® Index experienced a significant whipsaw during the first half of 2020. A severe pullback during the first quarter was followed by a strong rebound late in the quarter which carried into the second quarter. However, U.S. equity performance varied widely primarily by style with growth equities far outperforming value equities during the 12-month period. U.S. growth stocks were predominately driven by Communication Services, Consumer Discretionary, Information Technology and Health Care stocks as companies comprising these sectors were least impacted or even benefited from the COVID-19 lockdowns. Conversely, U.S. value equities faced significant headwinds as the sudden drop in economic activity in the first half of 2020 adversely impacted cyclical sectors, including value equity-tilted ones such as Financials, Energy, Materials and Industrials. Compared to their mid cap and small cap peers, large cap stocks held up better largely due to their ability to weather challenging economic conditions. Technology behemoths such as Amazon, Microsoft, Facebook and Netflix drove the strong aforementioned growth equity returns as their businesses benefited from the COVID-19-induced lockdown impacting everyday life and working conditions.

Non-U.S. developed equity markets generally trailed the U.S. over the past 12 months. Japan performed relatively well with slow growth in COVID-19 cases and aggressive stimulus measures while Europe was hit harder by the pandemic. Similar to the U.S., Internet and Health Care stocks were among the top contributors in developed markets while Energy and Financials lagged. In emerging markets, equities exhibited the same pattern as the U.S. and developed markets with Internet stocks and Asia Pacific countries who experienced COVID-19 lockdowns earlier in the year, such as China, Taiwan and South Korea, leading the way. These Asia-Pacific countries experienced an abating COVID-19 virus by the second quarter and were able to reopen their economies earlier than were the U.S. and Europe.

Within fixed income, Treasury prices benefited and yields compressed to cycle lows from U.S. Federal Reserve Board (Fed) actions and a flight to safety during the rapid sell-off of risk assets in the first half of 2020. Meanwhile, credit-sensitive sectors saw the strong results of 2019 nearly or completely erased as concerns over the potential for rising defaults and technical selling pressures mounted. During the first quarter of 2020, spreads across investment grade credit, high yield credit, bank loans and collateralized loan obligations (CLOs) all reached levels unseen since the 2008 Credit Crisis. The Fed stepped in during the volatility to provide liquidity by slashing overnight rates to zero and providing support for the fixed income markets through new asset purchase programs. Those actions helped ease the volatility and negative sentiment that appeared in March, as credit spreads narrowed over the last three months of the period.

Times like these reaffirm our belief in the importance of the steady hands of financial professionals, the trust you must have in your investment strategy and understanding the risks of trying to time the market. Additionally, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those that are Distinctively Active with high active share. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Balanced Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising 60 percent equity securities and 40 percent fixed-income securities.

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.

Fund Performance

The Touchstone Balanced Fund (Class A Shares) outperformed both of its benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended June 30, 2020. The Fund’s total return was 10.09 percent (calculated excluding the maximum sales charge), while the total return of the S&P 500® Index was 7.51 percent and the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 8.74 percent.

Market Environment

Equity and credit markets ended 2019 producing some of the largest calendar year returns in recent memory. In a banner year for risk assets, U.S. Treasuries still managed to produce solid gains as well. This was due to falling interest rates as uncertainty around trade negotiations with China rattled the U.S. Treasury market causing the curve to invert for most of the year before twisting back to a steeper shape as tensions eventually cooled and both sides appeared to be headed toward resolving the dispute. Tariffs, concern over global growth, low inflation consistently below the U.S. Federal Reserve Board’s (Fed) target, and modest but resilient U.S. growth at roughly 1.5-2.0 percent, kept a cap on rates, providing an accommodative environment regarding financial conditions.

Given this backdrop, our outlook coming into 2020 was optimistic – fundamentals were strong, the consumer was in good shape, business earnings were healthy, and trade negotiations between China and the U.S. were turning a corner. Then risk assets hit an unexpected wall in March as fears surrounding the COVID-19 pandemic turned into a state of panic, bringing the risk-on bull market to a screeching halt. Economies around the world implemented quarantine measures and issued shelter in place orders to curb the spread of the virus. This brought activity to a grinding halt. Only recently have indicators started to provide a clear picture of how glib this slowdown is going to reverberate through the global economy. While it is uncertain what the time line is going to look like to get things back to normal and people back to work, markets have offered up some pain in terms of historic losses. Equities declined significantly and credit was hit hard with lack of liquidity in the markets intensifying the selloff. Spreads on High Yield and Investment Grade Credit hit levels that markets have not experienced since 2008.

Both the Fed and Congress have moved swiftly to help support the economy and credit markets, hopefully bridging the gap between now and when the economy and society can return to a sense of normalcy. The Fed has provided multiple credit facilities to different areas of the market to provide financing and liquidity in order to keep markets functioning and capital accessible. Congress has done its part fiscally, with the passage of the CARES Act, aimed at establishing support for both the consumer and businesses with extensions of unemployment insurance and the creation of the Paycheck Protection Program (PPP) that targets small business through SBA loans in order to continue to make payroll for existing employees and continue paying rent and utilities. However, both monetary and fiscal policy continue to be fluid and change rather quickly depending on what areas of the market and society are most in need of support. Both monetary and fiscal policies when fully implemented may total more than $5 trillion.

The support offered through these programs to limit the fallout has been well received by investors as the stock market reversed course on March 23. An added boost was received as businesses began to reopen in late April and the unemployment rate fell unexpectedly in May. The jobs report for May shocked economists and investors, when it showed that 2.5 million jobs had been created and the unemployment rate fell to 13.4 percent from 14.7 percent in April. It was followed by another encouraging report in June, which showed U.S. jobs gains accelerated to 4.8 million while the unemployment rate fell to 11.1 percent. The two-month cumulative increase in nonfarm payrolls recouped one third of the 22.2 million jobs lost in March and April. These data releases and hopes for a quick restart acted as a tailwind for risk assets to end the trailing twelve months.

Portfolio Review

Over the twelve-month period, the equity allocation of the Balanced Fund outperformed the S&P 500 Index, as sector allocation and security selection both contributed. Among the largest contributors to equity allocation was strong security selection within the Consumer Discretionary and Information Technology sectors.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The fixed income allocation of the Balanced Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index in this period. The fixed income allocation was slightly overweight risk for most of the period with an overweight risk to Securitized Assets and a modest overweight to Investment Grade Credit. During the volatile market conditions experienced in March, we took advantage of spread widening in the extreme risk off environment. Credit spreads across sectors reached valuations well beyond levels seen in previous recessions. As a result, allocations were increased to Investment Grade Credit and re-allocated back into High Yield for the first time since October of 2017. In the second quarter of 2020, the Fund was able to recover some losses generated in the first quarter of 2020 as spreads tightened back in as markets responded to the sweeping policy efforts implemented by Congress and the Fed.

Outlook

We believe that the worst is likely behind us in terms of economic impact. The economy is beginning to reopen and activity has rebounded sharply with many indicators increasing at a faster rate than originally anticipated. Consensus expectations are for gross domestic product (GDP) to rebound to pre-virus levels around the end of 2021. In our judgement, a slightly more optimistic scenario is priced in given the recent strong data. Credit spreads and equity markets largely reflect this expectation. While significantly better than the worst levels of March, we do not view markets as overvalued.

As we started to see in June, reopening will bring an increase in virus cases. We believe some resurgence was expected by markets, but the ultimate market impact will be determined by the measures taken to contain the virus. Markets are not expecting broad-based shutdowns such as we saw in March/April. If re-opening the economy is impacted in a material way, similar to the measures taken previously, we believe markets will adjust their expectations for a rebound and valuations would suffer in another risk off move.

Asset valuations generally reflect the ongoing progress in reopening the economy. Risk remains elevated during this process and there will likely be volatility, but we think valuations are generally fair. As such, we are comfortable with the Fund’s portfolio position given valuations, policy support, and resumption of economic growth. We are targeting a slight overweight allocation to equities and overweight risk within fixed income with allocations to High Yield and Emerging Markets Debt.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund - Class A*, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone International Equity Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks growth of capital by investing primarily in common stocks of established companies, located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The investment philosophy focuses on quality at a reasonable price, where quality is defined based on the following five fundamental factors: business quality, valuation, growth, management and balance sheet strength.

Fund Performance

The Touchstone International Equity Fund (Class A Shares) underperformed its benchmark, the MSCI EAFE Index, for the 12-month period ended June 30, 2020. The Fund’s total return was -6.28 percent (calculated excluding maximum sales charge) while the benchmark’s total return was -5.13 percent.

Market Environment

The 12- month period ending June 30, 2020 was a rollercoaster ride for global equities, culminating in one of the quickest bear markets followed by one of the most dramatic recoveries in living memory. During the last six-months of 2019, many global equities climbed to new highs in response to progress in U.S. trade talks with China and better-than-expected economic news. The first half of 2020 brought much more angst and volatility as COVID-19 spread, sending shockwaves around the globe. In an effort to stem the spread of the virus, numerous countries went into lockdown and instituted social distancing rules, devastating global economies. From mid-February to late-March, the MSCI EAFE benchmark index plummeted, followed by one of the swiftest rebounds on record as investors increasingly turned optimistic on the back of the extraordinary fiscal and monetary support from governments around the world. However, over the entire 12-month period, the MSCI EAFE Index declined.

With this backdrop, Emerging Markets slightly outperformed Developed Markets and growth stocks trounced their value counterparts over the 12-month period. Classic defensive sectors such as Healthcare and Utilities outperformed cyclical sectors, such as Financial and Energy, within the benchmark. The Information Technology sector also performed well, as growth became increasingly harder to find and the work from home trend drove demand for software and hardware. Precious metals performed well for the second consecutive year while the U.S. dollar was more or less flat over the period.

Portfolio Review

The Fund’s underperformance was mainly due to poor stock selection in the Energy, Industrials, and Information Technology sectors. Positive contributing factors included being the Fund’s underweight to the lagging Financials sector, the Fund’s gold mining exposure, and solid stock selection in the Consumer Staples sector. By geography, holdings in Denmark and the Netherlands were the largest detractors to relative performance. A Fund underweight to the outperforming Japanese market was also a headwind. On the other hand, the Fund benefited from solid stock selection in the U.K. and Greater China and a slightly elevated cash position over much of the period. The main detractors from relative performance were the Fund’s oil services investments as well as individual holdings, ISS A/S (Denmark, Industrials sector), and JCDecaux SA (France, Communication Services sector).

We witnessed one of the most abrupt downward moves in oil markets in memory during the period. This was driven by the inability of the Organization of the Petroleum Exporting Countries (OPEC) and Russia to agree on supply constraints at the same time that the global pandemic was causing demand to implode. The sector’s downward revisions to capital expenditures are anticipated to put significant pressure on all oil services providers. Other Fund oil services holdings over the period included the Dutch domiciled Core Laboratories N.V. (Amsterdam, Energy sector), which focuses on helping oil producers maximize hydrocarbon recovery, as well as leading seismic providers, France-based CGG (France, Energy sector), and Norway-based TGS-Nopec Geophysical Company ASA (Norway, Energy sector). Core Laboratories has been particularly impacted by its exposure to the highly volatile U.S. shale market. While we believe oil services will face near term challenges in an environment of lower industry spending, we continue to prefer asset-light businesses that offer niche services with a proven history of performing through cycles.

ISS A/S is a leading global provider of facilities services, with strong market positions in Western Europe and Emerging Markets. The Danish-based company offers a full range of facilities services including cleaning, catering, security and property, and facility management. ISS entered the pandemic already in a relatively delicate position, having faced a handful of operational disappointments and sporting what looks like higher than optimal financial leverage. As a cleaning and integrated facilities service provider, ISS has been negatively impacted by government lockdowns as customer premises are vacated. Nonetheless, we believe the longer-term investment thesis remains unchanged as the company is well-positioned for the structural growth opportunities from increasing outsourcing penetration of cleaning services. The company’s low capital intensity, along with a management focus on enhancing margins and pursuing accretive growth opportunities continue to support our investment case.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

JCDecaux SA is the global leader in the highly fragmented outdoor advertising market, with a total of more than 1.1 million advertising panels in over 75 countries. The outdoor signs of the French advertising group can be seen across big cities and at transport hubs around the world. Given the unprecedented nature of the COVID-19 crisis, the company’s advertising business finds itself on the front lines of the consumer and travel downturn. Outdoor advertisers also suffer from high operational leverage due to their fixed cost nature. Despite the current challenges, we believe JCDecaux has the strongest financial position among its peers and is well positioned to benefit from further consolidation opportunities in its industry. The increasing digitization of the company’s advertising panels has the potential to drive top-line growth over time.

The biggest positive contributors to relative performance over the period came from Barrick Gold Corp. (Canada, Materials sector), ConvaTec Group plc (U.K., Health Care sector), and Tencent Holdings Ltd. (China, Communication Services sector).

Barrick Gold Corp. is one of the world’s largest and most diversified gold producers, operating mines in North America, South America, Africa, and Australia/Pacific. It is a product of the strategic merger with Randgold Resources in 2018 that added world-class mines with costs at or below Barrick’s legacy portfolio. Led by its well-regarded CEO Mark Bristow, the company has among the strongest track records of value creation in the industry. We believe the fundamentals for gold mining stock remain supportive on the back of low/negative yields and as a hedge against potential inflationary pressures emanating from continuing easy monetary and fiscal policies around the world.

ConvaTec Group plc is a U.K.-based medical technology company focused on therapies for the management of chronic conditions, with leading market positions in advanced wound care, ostomy care, continence and critical care, and infusion devices. Originally spun out of Bristol-Myers Squibb, ConvaTec operates in a structurally growing area, but has lagged its key competitor due to a long period of underinvestment. However, the company is starting to demonstrate a turnaround with more consistent results and we see potential if the company’s new CEO can deliver on its transformation plans.

Tencent Holdings Ltd. operates the largest social networking site in China. Its core communication platforms WeChat and QQ have ensured user stickiness due to its strong network effects. Tencent’s expanding portfolio of platforms that provide services such as communication, gaming, cloud service, video content, and payments provides untapped monetization opportunities. The company has been a beneficiary of increased usage of internet services by consumers and businesses during the pandemic. Tencent’s core gaming business is also entering a strong product launch cycle, which we believe should support the acceleration of revenue growth.

The Fund had an active 12 months, adding 19 new names and exiting 20. Many of the additions were made in attempt to raise the overall quality and liquidity of the Fund’s holdings, taking advantage of COVID-related market volatility. A number of the eliminations were due to elevated stock valuations while a few names were sold due to deteriorating company fundamentals. Despite these changes, sector and country allocations did not change materially.

Outlook

Now several months into the greatest health and economic crises of our lifetimes, the future remains as uncertain as we can ever remember it being. Financial markets have largely shrugged off this uncertainty, however, thanks in large part to unprecedented degrees of fiscal and monetary policy response globally. While much of Asia and Europe appear to have the pandemic under control for now, a number of hot spots remain, including in regions of the U.S., and it remains to be seen how infection rates will respond to broader re-opening efforts or the return of cold weather in the northern hemisphere’s winter.

Travel and leisure continue to be disproportionately impacted, as any activities that require people to gather in numbers are likely to be limited or on hold altogether for the foreseeable future. Conventional wisdom clings to the hope for a vaccine in the coming year, though based on the track record in developing vaccines for a variety of other viruses in recent decades, this hope may disappoint. Therefore, we are left with a wide range of possible economic, financial, and even political outcomes, driven by the interaction of developments on the health front, ongoing policy responses and human psychology.

China, having gone through the crisis first, is ahead of the rest of the world in seeing life return to something approaching normal. A number of economic indicators, notably corporate profits, industrial production, car sales, and property transactions, are back to pre-Covid levels. Yet even in China, travel and leisure spending continues to lag. A more “vigorous” response to further outbreaks than is politically possible in the West should allow Chinese activity to continue its recovery in the coming months. China’s concerns are probably more on the trade and geopolitical fronts, with a combination of weak global demand and tensions with the U.S., among other countries, constraining growth.

Overall, Europe is now benefiting from a relatively prompt and comprehensive response to the pandemic. Anecdotal evidence and high frequency data have been encouraging so far, though even more than in the U.S. and China, travel and leisure spending remains almost unbelievably weak, due to the region’s dependence on international travelers. In an effort to not let the crisis go to waste, European leaders are pushing ahead with further integration of the Eurozone, planning to issue $750 billion euros of jointly backed bonds to fund a Europe Recovery Program which will primarily benefit Italy and Greece. Although not a done deal, European Union (EU) leaders are scheduled to meet later this summer to finalize plans and expectations are high.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The crisis has accentuated the lack of growth in developed international markets. As growth has become even more scarce and with interest rates close to zero or even negative, markets we believe are increasingly willing to put premium valuations on higher quality businesses exhibiting reliable revenue growth as well as on more speculative ideas with attractive if unquantifiable blue sky potential. Though this has been a trend for the last several years, it has created an even more dangerous dynamic for investors currently, since the range of potential economic outcomes is seemingly wider than ever. As investors, we are being forced to choose between buying expensive growth stocks or sticking with more mundane cyclicals that look reasonably valued with relatively optimistic expectations for economic recovery over the near term. In some ways, it is similar to what we witnessed over the second half of 2019, only now we are even less confident about the path of recovery. In addition, there are parts of the market which we might have once considered to be secular growth but are now dependent on a resumption of travel and mass gatherings. Some examples include outdoor advertising, catering and hotel brand franchising. Investing in a post-Covid world feels increasingly like playing three-dimensional chess.

Finally, we find ourselves in recent months pondering if the crisis and subsequent massive policy response around the world will not finally be the trigger that leads to a transition from disinflation, which has been the dominant economic force around the world for the past four decades, to a period characterized by reflation. Realistically, the near-term amount of slack in the global economy and the still healthy demand for risk-free assets, such as U.S. Treasuries, with low or even negative yields, suggest that it is too early to call for the end of deflation. We think it bears watching whether the unprecedented level of money supply growth and government spending can finally start to put upward pressure on prices other than just for financial assets.

Despite the distractions we hold steadfast to our philosophy that the way to build wealth over the long term is to identify attractively valued, well capitalized, high quality businesses, those that operate with high barriers to entry and can thus generate consistently above average returns on invested capital, run by sensible people who prioritize their responsibilities. Entering the second half of the year with a still relatively healthy cash position, we believe the Fund is well positioned to take advantage of the inevitable hiccups in the ongoing global recovery.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Equity Fund - Class A* and the MSCI EAFE Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was October 30, 2017. Institutional Class shares performance information was calculated using the historical performance of Class A shares for the period prior to October 30, 2017. The returns have been restated for sales loads and fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone International Growth Opportunities Fund

Sub-Advised by DSM Capital Partners LLC

Investment Philosophy

The Touchstone International Growth Opportunities Fund seeks long-term capital appreciation by primarily investing in international equity securities of companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a distinct valuation discipline. It seeks to identify companies which are believed to exhibit certain quality characteristics, including: predictable growth, solid fundamentals, attractive profitability and successful management.

Fund Performance

The Touchstone International Growth Opportunities Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World Ex-USA Index, for the 12-month period ended June 30, 2020. The Fund’s total return was 5.07 percent (calculated excluding maximum sales charge) while the total return of the benchmark was -4.80 percent.

Market Environment

Prior to the COVID-19 pandemic, a period characterized by slow growth, low inflation, and low interest rates, translated into an earnings tailwind for the market through the second half of 2019. However, due to the speed and severity of the global economic downturn caused by COVID-19, this tailwind appeared to be disrupted in 2020. The virus observed no borders and caused the entire global economy to transition from a slow expansion to, quite likely, a deep recession in record time, which drove a market meltdown in the first quarter. Then, in anticipation of an improved outlook for the control and treatment of the virus, equity markets rallied through June 2020.

Portfolio Review

During the 12-month period, both stock selection and sector allocation contributed to the relative outperformance. The relative overweights to the Consumer Discretionary and Information Technology sectors and resulting underweights to Financials and Utilities also contributed. In terms of stock selection, the Consumer Staples and Communication Services sectors led contribution while Consumer Discretionary and Health Care were more challenged. Stock selection within Emerging Markets drove relative results on a regional basis though this was slightly offset by an overweight allocation, as Developed outperformed.

The holdings which contributed most to the Fund’s performance during the period were instant messaging and electronic game platform company, Tencent Holdings Ltd. (China, Communications sector); e-commerce company, JD.com (China, Consumer Discretionary sector); e-commerce and internet infrastructure services company, Alibaba Group Holding Ltd. (China, Consumer Discretionary sector); development company, NICE Ltd. (Israel, Information Technology sector); and educational services company, New Oriental Education & Technology Inc. (China, Consumer Discretionary sector).

The weakest contributors to the Fund’s performance during the period were airplane and military equipment company, Airbus SE (Germany, Industrials sector); aerospace and defense electrical systems company, Thales SA (France, Industrials sector), Coca-Cola bottler Coca-Cola HBC (Switzerland, Consumer Staples sector); internet payment software solutions company, Wirecard (Germany, Financial sector) and corporate banking services company, HDFC Bank (India, Financial sector).

The Fund’s positioning during the 12-month period has been consistent with DSM’s investment philosophy. The notable change was the decreased weight to Emerging Markets over the second half of 2019. The majority of the Fund’s portfolio was invested in the Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials and Information Technology sectors.

Outlook

There is little doubt that 2020 will be a recession year. However, we continue to believe that economic growth will restart in the U.S. in the second half of 2020, and globally in 2021. We believe that the economic outlook today is quite similar to the economic outlook after the 2008-2009 Great Financial Crisis. Prior to the COVID-19 pandemic, DSM Capital Partners had projected for many years that the global economic expansion, characterized by slow growth, low inflation, and low interest rates, would last longer than the majority of previous economic growth periods. As the world slowly recovers from this pandemic, we believe a similar outlook is warranted.

Despite some COVID-19 second-wave outbreaks, China is well into the process of restarting its economy. Absent a large occurrence, we believe the Chinese consumer will continue a slow return to pre-coronavirus spending patterns. In our view, the same is true of China’s industrial economy. Chinese manufacturing activity surprised recently with new orders expanding for the first time since

Management’s Discussion of Fund Performance (Unaudited) (Continued)

January. Unfortunately, the Japanese economy remains weak, as employment and exports continue to decline. On the other hand, industrial production has moved slightly higher perhaps providing the first glimmers of an economic recovery. If the coronavirus remains under control in Japan, we believe COVID-19 restrictions should continue to be lifted creating the potential for the economy to grow once again. That said, we believe Japan’s longer-term growth prospects remain limited.

Like Japan and China, Europe appears to have turned the corner in its battle against coronavirus. Recent Eurozone manufacturing statistics have improved and the European Central Bank (ECB) remains committed to providing large amounts of liquidity in order to prevent the economy from retreating. In recent weeks, European stocks have outperformed U.S. equities, however we do not believe this marks a lasting shift in market leadership from the U.S. to the European Union (EU) Intermediate-term growth prospects remain limited in Europe.

In our view, economic growth in the developed world has the potential to re-start over the second half of this year. However, given the ongoing growth of COVID-19 cases in many emerging markets including India and Latin America, strong and broad-based global growth may not be immediately forthcoming.

We continue to believe in our Growth philosophy. In our view, Value stocks will continue to face revenue and profit pressures from the ongoing evolution of digital/internet technologies, which weigh heavily on the traditional businesses that comprise much of these benchmark. We believe Value stocks are generally more cyclical, operate in industries that are more competitive, have greater capital requirements, and are more at risk of losing their way in an ever more digitally driven world. In addition, we think a pickup in inflation is needed to alleviate the pricing pressure found across the product lines of many companies in the Value benchmark, which we doubt will be forthcoming in the foreseeable future.

The Fund is more than half allocated to digital companies that utilize the internet to provide their services. We believe these businesses have strong balance sheets, cash flows, and management teams. In our view, they are unique, face few competitors, and are self-financing. These companies use technology to serve both business and consumer customers in a very broad range of industries, often globally. We believe this mix of businesses provides diversified economic and end market/customer exposure.

Our investment approach is built on the simple concept that “Earnings Win”. Over time, we believe that businesses appreciate in value as their earnings grow.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Growth Opportunities Fund - Class A* and MSCI All Country World Ex USA Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 15, 2016, August 15, 2016, August 15, 2016 and March 28, 2012, respectively. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Ex-USA Index is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone International Small Cap Fund

Sub-Advised by Russell Investments Implementation Services, LLC

Investment Philosophy

The Touchstone International Small Cap Fund seeks capital appreciation by primarily investing in equity securities of non-U.S. small-cap companies diversified across sectors and industries.

Fund Performance

The Touchstone International Small Cap Fund (Class A Shares) underperformed its benchmark, the S&P Developed Ex-U.S. Small Cap Index for the 12-month period ended June 30, 2020. The Fund’s total return was -17.86 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was -3.75 percent.

Market Environment

Trade-related rhetoric between the U.S. and China drove market volatility throughout 2019. By the end of year, the U.S.-China trade discussions took a more constructive tone, culminating in an announcement of a “phase one” agreement in early 2020 to reduce some tariff levels. The U.S. economy continued its steady pace, driven by strong employment data and solid consumer spending. Outside the U.S., economic growth in developed markets such as the U.K., European Union and Japan continued their slow pace, all while each of their central banks continued to maintain low-to-zero overnight rates. Emerging markets continued to show overall weakness, driven by the U.S.-China trade slowdown and lower-than-expected Indian economic growth. This already fragile, low-growth environment was upended in the first half of 2020 as COVID-19 swept the globe, bringing with it containment measures resulting in massive shutdowns of economic activity.

In non-U.S. developed equity markets, Japan performed relatively well with slow growth in COVID-19 cases and aggressive stimulus measures while Europe was hit harder by the pandemic. Similar to the U.S., Information Technology and Health Care stocks were among the top contributors in developed markets while Energy and Financials lagged. In emerging markets, internet stocks and Asia Pacific countries who experienced COVID-19 lockdowns earlier in the year, such as China,Taiwan and South Korea, outperformed. These Asia Pacific countries experienced an abating COVID-19 virus and were able to re-open their economies earlier than the U.S. and Europe.

Overall, global stock markets declined during the period. U.S. large-cap stocks posted high single digit gains while their counterparts in developed and emerging markets declined. Small-cap stocks across the globe generally declined. From a style perspective, there was notable dispersion with growth stocks producing positive results while their value counterparts turned in double-digit percentage losses.

Portfolio Review

The following review reflects management by Copper Rock Capital Partners LLC, the Fund’s former sub-advisor, from the beginning of the 12-month period through May 21, 2020. Russell Investments Implementation Services, LLC (“Russell”) was appointed to serve as interim sub-advisor from May 22, 2020 through September 11, 2020.

The Fund’s underperformance was a result of poor stock selection across most sectors. The majority of underperformance came from stock selection in the Consumer Discretionary, Industrials and Financials sectors, while selection in the Materials, Health Care and Consumer Staples sectors also detracted. Stock selection in the Energy and Real Estate sectors benefited Fund performance. An overweight to the Information Technology and Health Care sectors and underweight to the Energy sector were positive contributors partially offsetting stock selection headwinds.

Among the individual stocks that contributed the most to performance during the period were Azbil Corp. and Dialog Semiconductor plc (both Information Technology sector) and Nichirei, Inc. (Consumer Staples sector). Azbil is the market leader in building automation systems. This company tends to have a very predictable and repeatable revenue and earnings stream as it offers maintenance contracts on many of the buildings it had a hand in constructing. Azbil is often referred to as the “Honeywell” of Japan, a reflection of Honeywell’s domination of building automation in the U.S. This stock performed well in a relative sense because of its high quality and predictable earnings stream as well as its debt-free balance sheet. Dialog Semiconductor manufactures power management integrated circuits for smartphones, tablets and other portable devices. It has benefited from a recovery in smart phone volumes, internal cost cutting measures and recent bolt on acquisitions. During the period, the stock performed well as estimates moved higher and valuations expanded closer to sector comparables. Nichirei produces and distributes frozen food and meat products. The company also provides cold storage logistic services for food distribution. Nichirei is a clear beneficiary of growth in the frozen food area, which is growing based upon demography and preference for easy to prepare meals. Sales are being positively impacted from people staying at home during the coronavirus outbreak. Capex for its cold storage business is peaking this year, which should lead to improved margins from efficiency and accelerating cash flows.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Among the individual stocks that detracted from Fund performance were Challenger Limited (Financials Sector), SSP Group plc and William Hill plc (both Consumer Discretionary sector). Challenger is an investment management firm that provides annuities and retirement income products for clients. We believe Challenger is uniquely positioned to provide solutions for guaranteed income to retirees post retirement through converting savings to annuities, which is a $67 billion annual market annually. Aging demography and favorable regulation should support a longer term growth opportunity. Challenger performed well during the period as the company outperformed its guidance; however, performance shifted as investors questioned the size of potential asset write-downs from declining equity and debt markets coupled with the likely interruption in writing new annuities in the depressed environment. SSP is a catering and concession services provider, primarily in airports and train stations in U.S. and Europe. The company had been gaining share within airports globally due to solid operating execution and strong local offerings. The unprecedented disruption to travel across the world due to COVID-19 is likely to have a dramatic impact on sales and profitability. William Hill specializes in betting parlors and online gaming. William Hill assets include a U.K. cash cow betting parlor business which funded the company’s nascent, yet fast growing U.S. online sports betting business. The company was executing well going into the coronavirus debacle. Once investors realized that the effect of the virus was going to likely be an extended shutdown of both U.K. betting parlors and U.S. casinos, the outlook for William Hill changed dramatically to the downside.

Outlook

The COVID-19 pandemic represents the greatest public health and economic crises of our lifetimes. Despite several months of the best efforts to contain the pandemic, the future remains uncertain. Although many countries appear to have the pandemic under control, including much of Asia and Europe, several hot spots remain. Given this backdrop, we expect a continuation of higher risks for companies whose business models rely on the resumption of travel and mass gatherings such as airlines, hotels, outdoor advertising and catering.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Small Cap Fund - Class A* and the S&P Developed Ex-U.S. Small Cap Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class C shares was April 12, 2012. Class C shares performance was calculated using the historical performance of Class Y shares for the period prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class C shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P Developed Ex-U.S. Small Cap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks capital appreciation by investing in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Large Cap Focused Fund (Class A Shares) outperformed the S&P 500® Index for the 12-month period ended June 30, 2020. The Fund’s total return was 9.54 percent (excluding the maximum sales charge) while the return of its benchmark was 7.51 percent.

Market Environment

Over the last twelve month period, U.S. equities recorded positive returns despite a historically rapid bear market in the first quarter of 2020. In the third quarter of 2019, U.S. equity markets moved mildly higher primarily due the strength of the U.S. consumer. Stocks again moved higher in the fourth quarter primarily due to optimism around the phase one trade agreement between the U.S. and China. During the first quarter of 2020, U.S. equity markets pulled back significantly primarily due to concerns over the global spread of the coronavirus and the oil price war between Russia and Saudi Arabia. In the second quarter, investors responded favorably to massive economic support by global governments and started to price in a recovery from the pandemic.

Over the one year period ending June 30, 2020, benchmark performance was driven by the Information Technology sector. The Consumer Discretionary, Communication Services, and Health Care sectors also performed well. Sectors that underperformed the broader index the most included Energy, Financials, and Industrials.

Portfolio Review

The first half of 2020 (and the last six months of the fiscal year) has been a volatile time in U.S. equity markets as investors have contemplated the unique dynamics of the novel coronavirus pandemic. After one of the shortest bear markets in history, the second quarter saw a sharp rally as the market priced in an eventual recovery. In our view, the massive action by the U.S. government late in the first quarter took the tail risk of a collapsing financial system off the table which was the foundational element to the rebound in risk assets.

With this framework in mind, we have kept top down portfolio positioning relatively consistent while taking the opportunity to upgrade the Fund’s portfolio from a bottom up level amidst volatility. We have deployed or re-deployed capital at a measured pace consistently since the latter half of the first quarter. We have not implemented a defensive posture for overall portfolio construction as we believe the impact on most of the Fund’s portfolio has been and will be temporary rather than structural. The Fund consistently reduced position sizes in businesses that we view as more expensive, could have balance sheet issues, or are less compelling to free up capital for more attractive business models that have become buyable. We believe this episode has demonstrated the importance of owning a portfolio of businesses that are supported by barriers to entry with strong balance sheets and good valuations.

Within the Fund’s holdings, sectors that outperformed the benchmark included Consumer Discretionary, Financials, Health Care, Utilities, and Communication Services. Energy and Consumer Staples performed roughly in line with the benchmark. Real Estate, Materials, Information Technology, and Industrials underperformed. Sector allocation was positive due to the underweights in Energy and Consumer Staples.

The three stocks that contributed the most to performance were JD.com Inc. (Consumer Discretionary sector), Apple Inc. (Information Technology sector), and Microsoft Corp. (Information Technology sector). The three stocks that detracted the most from performance were Berkshire Hathaway Inc. Class B Shares (Financials sector), Jones Lang LaSalle Inc. (Real Estate sector), and Carnival Corp. (Consumer Discretionary sector).

Outlook

Looking forward, we recognize the potential for more pull backs as the reopening continues to unfold. While the trajectory of the virus is difficult to handicap, we view progress on testing, tracing, and isolation procedures into the Fall as a bridge to a vaccine that helps avoid the level of economic impact we saw in the Spring. Assuming a recessionary hit to earnings in 2020 and a subsequent U-shaped recovery over the next several years, we see the U.S. equity market as currently attractive.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Our process seeks to realize the longer-term benefits of consistently owning high excess return on capital businesses that are mispriced. The process seeks to weather the unavoidable and unpredictable near-term shocks on the path to achieving its objective.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Focused Fund - Class A* and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was December 23, 2014. Institutional Class shares performance was calculated using the historical performance of Class A shares for the period prior to December 23, 2014. The returns have been restated for sales loads and fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Large Cap Fund seeks long-term capital growth by investing primarily in common stocks of large-cap U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.

Fund Performance

The Touchstone Large Cap Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Index, for the 12-month period ended June 30, 2020. The Fund’s total return was -1.18 percent (excluding the maximum sales charge) while the benchmark’s total return was 7.48 percent.

Market Environment

The major U.S. stock indices were led by large-cap growth stocks for the one-year period ending June 30, 2020. Returns of the broader market were more subdued, which belied the return of volatility, which contained two quarters of significant moves.

The prevailing event was the emergence of the coronavirus and fears over its impact on the economy. After reporting positive returns in the second half of 2019, the market declined in the first quarter of 2020 driven by fear of the coronavirus. This was followed by a rally as the U.S. economy started to reopen and investors looked past the valley of declining earnings.

The U.S. Federal Reserve Board (the Fed) was very active during the period. The Fed announced numerous plans to aid the economy, continued to add stimulus, and communicated a willingness to do more if needed. Chairman Powell made it clear that rates will likely remain low for quite some time. This was well received by the market.

Economic news improved later in the period following the low points reached in March and April. While overall spending was still down year over year, investors focused on the sequential progress off the lows. The biggest positive was improvement in the employment data in May and June. The unemployment rate fell to 11.1 percent in June. Job gains were widespread across industries as workers returned to their jobs following the reopening of many businesses. Retail sales bounced back in June reflecting some pent up demand as one-time checks and expanded unemployment insurance more than offset losses in income. In terms of the survey data, both the ISM manufacturing and non-manufacturing surveys rose over 50, suggesting economic expansion.

In terms of factor performance, as mentioned, Growth was the dominant factor in the period. Other positive factors included Momentum, Size, and Volatility. Quality factors had a mixed impact and Value and Yield factors underperformed.

Portfolio Review

Within the Fund, both sector allocation and stock selection detracted from relative performance. In terms of sector allocation, an overweight position to the Financials sector and underweight position to the Information Technology sector detracted from relative performance. This was partially offset by underweight positions to the Energy and Utilities sectors.

Among the individual stocks that contributed to Fund performance during the period were Apple Inc. (Information Technology sector), Alphabet Inc. (Communication Services sector), and Citrix Systems Inc. (Information Technology sector).Technology ecosystem creator, Apple, held up well in the first quarter and then rallied in the second quarter reflecting strength in services sales and solid iPhone results. Operating cash flow grew while the balance sheet was strong with over $80 billion in net cash and investments. The company increased its dividend and added to its share repurchase authorization late in the period. Despite Alphabet’s quarterly report being weaker than expected in the December quarter, the advertising and consumer technology solutions provider outperformed the broader market. Alphabet reported a deceleration in U.S. growth with some of the weaker sales attributed to the hardware business. Alphabet provided more financial information about operations such as YouTube and Google Cloud. Though advertising spending will likely come down, Google is more diversified with YouTube & Cloud. Those businesses account for more than 40 percent of incremental growth. The company continued to invest in its strong ecosystems (search, cloud, and hardware) with a larger focus on privacy and security. Alphabet has a solid balance sheet and significant market share. Citrix Systems, a provider of network security solutions, has been a major beneficiary of the work-from-home situation required by the COVID outbreak as its software products allowed workers to securely access applications from almost anywhere. As such, in the early stages of the COVID outbreak in 2020, the stock outperformed. However, as the economy moved toward reopening and workers returning to the office, the stock generated positive absolute performance, but lagged on a relative basis during the second quarter. We believe the company’s products will continue to become more and more relevant in the workplace in the coming years.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Among the stocks that detracted from Fund performance were Carnival Corp. (Consumer Discretionary sector), Berkshire Hathaway Inc. (Financials sector), and Southwest Airlines Co. (Industrials sector). Cruise operator, Carnival Corporation, was down significantly as the spread of coronavirus became a problem in early 2020. As the stock negatively reacted to the virus, it fell enough to hit our soft stop loss in late February. Initially, we maintained the position believing that the stock price more than accounted for the risks. As time passed, we realized that operating profits were likely to fall over the next year while capital spending would continue to be funded by additional debt. We grew more concerned that greater debt could limit Carnival’s financial flexibility and weaken the downside protection story. Therefore, we sold the stock in mid/late March. Berkshire Hathaway has historically been less volatile due to the nature of its diversified business and its large cash position; this helped the stock outperform in the first quarter of 2020 and drove underperformance in the second quarter. In addition, we believe that investors were frustrated that the company did not capitalize on the spike in volatility to make any acquisitions or opportunistically repurchase its own shares. We continue to have strong confidence in the capital allocation abilities of Buffett and his disciples. Southwest Airlines sold off in 2020 as the travel industry came to a standstill. While we still view Southwest as a best-in-class airline that will survive, we exited the Fund’s position during the second quarter as our thesis was no longer intact. We thought that with the company now burdened with debt and demand potentially severely impaired for the foreseeable future, it no longer fit the Fund’s approach.

During the 12-month period, we were more active during this time of volatility and traded around names to adhere to the Fund’s investment discipline. New positions included Pfizer Inc. (Health Care sector), Citrix Systems Inc. and Texas Instruments Inc. (Information Technology sector), Air Products & Chemicals Inc. (Materials sector), and Store Capital Corp. (Real Estate sector). Fund positions that were sold included Carnival Corp. (Consumer Discretionary sector), Alleghany Corp. (Financials sector), General Dynamics Corp. and Southwest Airlines Co. (Industrials sector), and Albemarle Corp. (Materials sector).

Outlook

U.S. stocks rebounded strongly in the second quarter of 2020, following the weak first quarter caused by business disruption from the pandemic. Investors turned more optimistic during the last quarter of the period, driven by improving economic data, falling unemployment, corporate commentary suggesting stabilization in end demand, and hope around potential vaccines and treatments to fight COVID-19. We are encouraged by the improvement in the economic data, but we are not sure how the pandemic will unfold or what long-term impacts will emerge from the crisis. The state of public health is most important and it may be a while before we have adequate testing and a vaccine that can significantly reduce the health risk to the average person. With the heightened uncertainty on the health side, we recognize economic data could change quickly in the near term. In that environment, we think we will see significant price volatility.

While business closures and social distancing seemed to get the virus under control by the middle of the second quarter, sadly the virus began to pick up steam again late in the period. A significant resurgence in the virus could lead to reopening plans being either paused or rolled back. Another risk is the reduction in expanded unemployment benefits, which are set to expire at the end of July. We think the U.S. government will pass another round of stimulus, but the level of benefits to the end consumer is uncertain. Longer term, we remain optimistic about the prospects for the U.S. economy.

With regard to monetary policy, we think the Fed will remain accommodative and Fed Chair Powell made it clear that the federal funds rate will likely remain low for quite some time. The Fed’s Open Market Committee members suggest rates will remain close to zero until the end of 2022. We believe quantitative easing will likely continue while the various facilities to help maintain liquidity throughout the economy will remain in place. The Fed significantly expanded its balance sheet during the quarter ending June with roughly $7 trillion in assets. Its balance sheet will likely expand more over the next few quarters.

In terms of the equity market, we continue to believe in quality attributes and strong company fundamentals. Valuation for the broader market is roughly back above its long-term average. Low interest rates argue for higher multiples, but multiple expansion from here may be limited. While we believe the risks and rewards are somewhat balanced as they relate to stocks overall, we always remain cautious and focus on limiting downside in each holding.

We believe the Fund provides the opportunity to own a group of competitively advantaged businesses (judged by return on capital), with strong balance sheets (lower net debt/ebidta), at a valuation slightly less than the broader market. Typically, a higher quality portfolio of companies will trade at a premium to the market.

Finally, we believe in the quality of the Fund’s holdings for the next few years, even if the market trades modestly higher. In an environment of possibly lower expected returns and greater volatility, we believe the Fund is positioned well.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Fund - Class A* and the Russell 1000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was July 9, 2014. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Large Company Growth Fund

Sub-Advised by DSM Capital Partners LLC

Investment Philosophy

The Touchstone Large Company Growth Fund seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a distinct valuation discipline. It seeks to identify companies which are believed to exhibit certain quality characteristics, including: solid fundamentals, attractive profitability and successful management.

Fund Performance

The Touchstone Large Company Growth Fund (A Class shares) underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended June 30, 2020. The Fund’s total return was 20.07 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 23.28 percent.

Market Environment

Prior to the COVID-19 pandemic, a period characterized by slow growth, low inflation, and low interest rates, translated into an earnings tailwind for the market through the second half of 2019. However, due to the speed and severity of the global economic downturn caused by COVID-19, this tailwind appeared to be disrupted in 2020. The virus observed no borders and caused the entire global economy to transition from a slow expansion to, quite likely, a deep recession in record time, which drove a market meltdown in the first quarter. Then, in anticipation of an improved outlook for the control and treatment of the virus, equity markets rallied through June 2020. Equity markets tend to discount future earnings and cash flows over the next decade or more. Accordingly, the markets recovered before the U.S. economy.

Portfolio Review

During the 12-month period the Fund’s underperformance versus the benchmark was primarily due to weak stock selection in the Information Technology and Health Care sectors. This was partially offset by the Fund’s stock selection in the Communication Services sector and underweight allocation to the Industrials sector.

The holdings which contributed most to the Fund’s performance during the period were application software/cloud storage company, Microsoft Corp. (Information Technology sector); application software development company, Adobe Inc.(Information Technology sector); digital and mobile payments company, PayPal Holdings Inc. (Information Technology sector); instant messaging and electronic game platform company Tencent Holdings Ltd. (Communication Services sector); and e-commerce and cloud services company, Amazon.com Inc. (Consumer Discretionary sector).

The weakest contributors to the Fund’s performance during the period were animal health medicines and vaccines company, Elanco Animal Health Inc. (Health Care sector); global cruise operator, Royal Caribbean Cruises Ltd. (Consumer Discretionary sector); business outsourcing solutions company, Automatic Data Processing Inc. (Information Technology sector), online travel agent, Booking Holdings (Consumer Discretionary sector); and medical devices company, Boston Scientific Corp. (Health Care sector).

There were no meaningful changes made to the Fund’s positioning during the 12-month period. The majority of the Fund’s portfolio was invested in the Communication Services, Consumer Discretionary, Health Care and Information Technology sectors.

Outlook

There is little doubt that 2020 will be a recession year. However, we continue to believe that economic growth will restart in the U.S. in the second half of 2020, and globally in 2021. We believe that the economic outlook today is quite similar to the economic outlook after the 2008-2009 Great Financial Crisis. Prior to the COVID-19 pandemic, DSM Capital Partners had projected for many years that the global economic expansion, characterized by slow growth, low inflation, and low interest rates, would last longer than the majority of previous economic growth periods. As the world slowly recovers from this pandemic, we believe a similar outlook is warranted.

We continue to believe in our Growth philosophy. In our view, Value stocks will continue to face revenue and profit pressures from the ongoing evolution of digital/internet technologies, which weigh heavily on the traditional businesses that comprise much of these benchmark. We believe Value stocks are generally more cyclical, operate in industries that are more competitive, have greater capital requirements, and are more at risk of losing their way in an ever more digitally driven world. In addition, we think a pickup in inflation is needed to alleviate the pricing pressure found across the product lines of many companies in the Value benchmark, which we doubt will be forthcoming in the foreseeable future.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Fund is primarily invested in digital companies that utilize the internet to provide their services. We believe these businesses have strong balance sheets, cash flows, and management teams. In our view, they are unique, face few competitors, and are self-financing. These companies use technology to serve both business and consumer customers in a very broad range of industries, often globally. We believe this mix of businesses provides diversified economic and end market/customer exposure.

Our investment approach is built on the simple concept that “Earnings Win”. Over time, we believe that businesses appreciate in value as their earnings grow.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Company Growth Fund-Class A*, the Russell 1000® Growth Index and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was August 15, 2016. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Ohio Tax-Free Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Ohio Tax-Free Bond Fund seeks the highest level of interest income exempt from federal income and Ohio personal income tax, consistent with the protection of capital. It invests primarily in high-quality, long-term Ohio Municipal obligations.

Fund Performance

The Touchstone Ohio Tax-Free Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period ended June 30, 2020. The Fund’s total return was 4.38 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 4.45 percent.

Market Environment

The economy showed modest growth during the first half of the fiscal year generating job growth of 200,000 per month with the unemployment rate reaching a low of 3.5 percent while inflation remained subdued. All this changed rather abruptly in March 2020 with the outbreak of the Coronavirus. The impact was nearly immediate as large portions of the economy shut down with many regions of the country (and world) effectively under shelter-in-place orders as many businesses closed completely. The impact was unprecedented, leading to a sharp drop in employment with job loss exceeding 20 million in April alone while the unemployment rate rose to 14.7 percent. By the end of the fiscal year, the economy showed signs of a rebound with employment rising by 7.5 million jobs in May and June as businesses began to reopen following the worst of the pandemic.

As the lender of last resort, the U.S. Federal Reserve Board (Fed) reacted quickly to the economic slowdown and illiquidity in the bond market by aggressively lowering interest rates on two occasions in March 2020. The rate cuts were accompanied by a number of other programs aimed at jump-starting the economy while improving market liquidity. Those programs included buying massive amounts of U.S. Treasury and mortgage-backed securities to inject liquidity into the economy. This was followed up with an unprecedented program to buy corporate bonds. In addition, the federal government stepped up to pass the CARES Act to provide stimulus aimed at supporting various sectors of the economy directly impacted by the pandemic. This included an increase in unemployment payments and an extension of benefits, loans to small businesses allowing them to pay employees and aid to municipalities and other not-for-profit entities to help cover costs associated with COVID-19. Taken together, the actions by the Fed and the government stimulus helped to stabilize both the markets and the economy though the situation remains fluid with new challenges on a near daily basis. Over the fiscal year period, U.S. Treasury yields reached all-time lows in 10- and 30-year maturities with yields declining by an average of 1.1 percent across the curve. Short maturities declined the most in reaction to the Fed actions to lower the fed funds rate to near zero. It is likely that interest rates will remain near current lows, as the Fed has committed to maintaining the fed funds at current levels through 2021.

At the beginning of the fiscal year, the municipal market was well supported as the market experienced strong investor demand with modest new issue supply. The positive tone continued until early March 2020, when concerns regarding the Coronavirus began to exert pressure on the credit markets including municipal bonds. Investors reacted negatively, withdrawing money from municipal mutual funds and more broadly exiting the market. This caused a wave of selling pressure that led to extreme bouts of volatility and general instability in the market during late March and April 2020. Gradually, investors began to recognize the value in the sector and began to buy bonds and mutual funds, which helped the market to stabilize. Over the last month of the fiscal year, investor demand turned more positive aided by maturing bonds and coupon payments, which supplied investors with fresh money to invest in municipal bonds. The positive tone that developed helped to push yields lower across the curve with yields on high quality municipal bonds declining by an average of 80 basis points (bps). The 15-20- year maturity segment performing best while wider credit spreads negatively impacted the total returns of lower rated bonds.

Portfolio Review

In managing the Fund, we put greater emphasis on high-quality Ohio municipal bonds in the 20-year maturity range, where we feel the market offers the best combination of tax-free yield and total return. We believe this strategy can help the Fund maintain a shorter duration relative to the broader market and reduce volatility associated with longer term bonds. Although the Fund underperformed during the period, this strategy worked particularly well as this maturity segment outperformed all other maturities. Higher quality bonds outperformed the broader market given the widening of credit spreads over the period. This also had a positive impact on Fund performance as the allocation to higher quality, general obligation debt in Ohio performed better than broader market general obligation bonds. In addition, specific selections in the Health Care and Education sectors, where the Fund has an overweight allocation, outperformed the broader market sectors. Despite the support of these tailwinds, the Fund slightly underperformed as a result of operating expenses incurred in managing the Fund. This presented a headwind relative to its unmanaged benchmark, an index whose performance does not reflect fees and in which investing is not possible.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

No significant changes were made to the portfolio during the fiscal year period. The Fund maintained an overweight position in Health Care and Education sectors, which aided performance as specific selections within these sectors outperformed the broader Index. The Fund currently has a duration shorter than the Index, which is typical given our strategy that emphasizes bonds in 15-20 year maturities, however, we currently have cash to deploy, which has further reduced portfolio duration. We will look for opportunities in our preferred maturity range, which is likely to extend the duration slightly from the current 4.5 years.

Outlook

The macro environment remains difficult for municipalities. Revenues are down given the loss of jobs and the general decline in economic activity, which have negatively affected income and sales taxes. At the same time, costs have increased as municipalities gear up to address added expenses associated with COVID-19 and the social unrest throughout the country. These factors will weigh on budgets and force municipalities to cut costs to trim deficits. At the same time, there has been a huge amount of stimulus from both the federal government and Fed to support the economy and stabilize the markets. The CARES Act provided $150 billion in aid to municipalities and not for profit entities (hospitals and universities) to cope with the added costs associated with COVID-19. It also seems likely that additional stimulus will be forthcoming but the timing and amount remains to be seen. The state of Ohio and many individual municipalities within the State entered the downturn from a position of strength, which should help them to weather the pandemic better than many.

Valuations remain attractive in the market though absolute yields are low and reflect the low interest rate environment that is likely to last for quite a while. In managing the Fund, we continue to look for better quality credits with an emphasis in the 15-20 year maturity range, however wider credit spreads may present opportunities as well.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ohio Tax-Free Bond Fund - Class A* and the Bloomberg Barclays Municipal Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the difference in sales loads and fees paid by shareholders in the different classes. The inception date of Class Y shares and Institutional Class shares was August 30, 2016. Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for the periods prior to August 30, 2016. The returns have been restated for sales loads and fees applicable to Class Y shares and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective June 30, 2020, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Company Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Fund Performance

The Touchstone Small Company Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Index for the 12-month period ended June 30, 2020. The Fund’s total return was -10.82 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was -6.63 percent.

Market Environment

Small-cap equities declined for the year ended June 30, 2020. There was significant volatility over the time period. Over the second half of calendar year 2019, we believe three factors impacted small-cap equity markets: trade tensions with China; future interest rate expectations; and the stage of the United States economic and corporate earnings cycle. Overall, small-cap corporate earnings were flat in calendar year 2019 compared to 2018. At the beginning of calendar year 2020, a potential trade deal with China was welcomed by equity markets and the U.S. Federal Reserve Board (Fed) seemed on hold after three interest rate reductions through October 2019. The economic environment seemed stable with the potential for accelerating corporate earnings growth in 2020. However, the COVID-19 global pandemic, health care crisis, and impact on the global economy roiled equity markets in the first quarter of 2020. We believe unprecedented fiscal and monetary policy action and stimulus stabilized credit and equity markets, sparking a rally in the second quarter of 2020.

From a sector perspective for the year ended June 30, 2020, there was significant divergence in performance. Health Care, Information Technology and Consumer Staples had positive returns with Health Care posting notably stronger returns. Among the most challenged sectors were Energy, Financials, and Communication Services. The Energy sector saw material weakness with strong headwinds in both supply and demand.

Portfolio Review

During the 12-month period the Fund’s underperformance versus the benchmark was primarily due to weak stock selection in the Health Care, Industrials, Consumer Staples and Consumer Discretionary sectors. Also detracting were overweight allocations to the Industrials, Consumer Staples and Consumer Discretionary sectors. This was partially offset by the Fund’s stock selection in the Communication Services, Financials, and Information Technology sectors, underweight allocations to the Energy and Financials sectors as well as an overweight to Information Technology.

Among Fund contributors were 1-800-FLOWERS.COM Inc. and TopBuild Corp. 1-800-FLOWERS.COM (Consumer Discretionary sector) is a provider of floral, gourmet food, and gift baskets for many occasions. The stock outperformed after strong December holiday sales and earnings, and its ability to operate its ecommerce business through the COVID-19 crisis. TopBuild Corp. (Consumer Discretionary sector), a provider of insulation and building products to the construction industry, outperformed as lower mortgage rates and the potential population shift from urban to suburban residential real estate could drive higher than expected future earnings.

Among the Fund’s bottom five performers were Consumer stocks. Aaron’s Inc., an operator of rent-to-own stores and a virtual lease to own product for third party retailers, underperformed due to operational challenges impacting company-owned store profitability and the uncertain economic impact of COVID-19 on its core customers. Funko Inc., a provider of pop culture consumer products, underperformed after missing its holiday sales and earnings forecasts and facing inventory management challenges. Designer Brands Inc., a leading footwear retailer in the United States and Canada, underperformed due to the impact of trade tensions and tariffs and then closure of its retail store locations due to the COVID-19 pandemic. Lastly, Chef’s Warehouse Inc., a distributor of specialty foods, underperformed due to the closure of restaurants, its core customer, the most impactful being its large exposure to the New York metro area, which suffered significantly from the impact of COVID-19. The Fund sold these four holdings.

Industrials stock selection was negative for the year and sector allocation was positive. There were no Industrials stocks in the Fund’s top five; however, there was one holding in the Fund’s bottom five. Skywest Inc., a regional airline operator, underperformed due to the COVID-19 impact on the airline industry. We believe the company’s liquidity position, including government grants and loan programs, will allow it to get through the pandemic’s impact on the airline industry and gain market share in the future.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Information Technology sector stock selection was positive for the 12-month period and sector allocation was positive. The Fund was overweight to this outperforming sector. Three of the Fund’s top five performers were Information Technology stocks. Cerence Inc. is a provider of software to the automotive industry that powers voice interactions between automobiles, drivers and passengers, and the connected digital world. We believe the stock appreciated due to increasing investor understanding of its dominant market share and visibility into long-term secular growth well above auto industry sales. This was highlighted by the announcement of the largest contracts in the company’s history with major global auto manufacturers. Cerence was a spin-off from Nuance Communications Inc., another top five performer. Nuance is a provider of software that powers voice interactions to the Health Care and Enterprise markets. We believe the stock outperformed due to its focused execution on these attractive secular growth markets. Cogent Communications (Communication Services sector) is a provider of Internet access services and data transport through its fiber optic network to corporations and over-the-top (OTT) providers such as Netflix Inc. Work-from-home and stay-in-place orders are a boon for both corporate and OTT Internet traffic.

At the end of June, the Fund was overweight to Industrials, Health Care, Information Technology, Consumer Discretionary, and Communication Services. The Fund was underweight to Financials, Real Estate, Consumer Staples, Energy, Materials, and Utilities.

Outlook

As we look forward, the shape of the economic recovery remains uncertain and will play out unevenly across sectors, in our view. As we write this, additional “Phase 4” fiscal stimulus policy actions are anticipated in the third quarter of 2020. COVID-19 new cases and hospitalizations were in decline until mid-June, but started to increase into the end of the second quarter and start of the third quarter and seem to be flattening the economic recovery trajectory near term. We continue to place a premium on free cash flow conversion and capital deployment optionality. Those remain key to downside protection analysis, balanced against analyzing the revenue growth and profit margin recovery potential in 2021 and beyond.

Overall, we remain focused on executing our fundamental stock selection and portfolio management process. We believe that stocks experience a four stage investment cycle and our research process is focused on the dynamics that apply to each stage of the investment cycle. We believe success is driven by the ability to successfully identify a stock’s current stage and the potential for it to transition to a different stage of its investment cycle.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund - Class A* and the Russell 2000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares and Class R6 shares was October 30, 2017 and December 23, 2014, respectively. Institutional Class shares and Class R6 shares performance was calculated using the historical performance of Class A shares for the periods prior to October 30, 2017 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Institutional Class and Class R6 shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Institutional Class shares and Class R6 shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Value Fund

Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC

Investment Philosophy

The Touchstone Value Fund seeks long-term capital growth by primarily investing in equity securities of large- and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.

Fund Performance

The Touchstone Value Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period ended June 30, 2020. The Fund’s total return was -9.83 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -8.84 percent for the same period.

Market Environment

The market rose steadily during the second half of 2019 and through the end of February of this year. The COVID-19 pandemic and collapse in oil prices sent the market on a wild ride. The first quarter of 2020 saw the fastest 30 percent stock decline in history followed by the largest 50-day increase on record, driving the S&P 500 to its best quarter in more than two decades. Overall, the S&P 500 increased modestly over the past year, slightly below its long term average return.

The most significant driver of higher stock prices has been the U.S. Federal Reserve Board (Fed). The Fed moved rapidly to inject record amounts of liquidity into the system in an attempt to counter the depressive economic effects of the coronavirus. Stock and bond investors responded positively, as risk assets were once again bid up in equity markets and bond issuers rushed to issue record amounts of new bonds at low rates.

From a style perspective, U.S. market was dominated by growth, which outperformed value by a margin not seen since the dot-com tech bubble. This pattern of growth dominance is a long-standing phenomenon that has pushed valuation disparities to multi-decade extremes. Sector performance was mixed, with those sectors most exposed to the headwinds of COVID-19, Consumer Discretionary, Energy, and Financials, lagging the market during the quarter while Information Technology, Health Care and Consumer Staples outperformed.

Portfolio Review

During the 12-month period, the Fund’s stock selection within the Consumer Discretionary, Energy, Information Technology and Health Care sectors contributed most to relative performance. Stock selection and allocation to Industrials and Consumer Staples detracted from relative performance, as did an overweight to the Energy sector; yet the negative effect was mitigated by stock selection within the sector.

Among the individual stocks that contributed to performance were Dollar General Corp., Lowe’s, Inc. (both Consumer Discretionary sector) and Microsoft Corp. (Information Technology Sector).

Dollar General Corp. was the top contributor to performance over the past 12 months. We have long maintained that Dollar General’s business would likely strengthen in a recession and early indications are that this is what is happening, particularly as COVID-19 has driven consumers to stock up on household basics. While any period of stocking up is unlikely to last, we believe that Dollar General will continue to gain shoppers during this period, many of whom are shopping the stores for the first time. We believe earnings should grow in excess of 10 percent in 2020 and should accelerate further into 2021 and beyond.

In contrast to concerns that a slower economy would dent the home improvement market, same store sales for Lowe’s Companies, Inc. accelerated dramatically in the first half of 2020, resulting in the stock being a top contributor for the past 12 months. Lowe’s has been able to turn stronger sales into much higher margins and has capitalized on the increase of online demand in a way that they have not been able to do in years past, delivering 80 percent growth online. Despite tailwinds to home improvement that we believe will last for some time and strong evidence that Lowe’s transformation efforts are producing a permanently improved business, the stock traded at a discount to the S&P 500 versus an approximate 10 percent premium historically.

Microsoft Corp. was also a top contributor over the last 12 months as the company continued to successfully pivot to the cloud, making gains in a duopolistic cloud infrastructure business and moving away from low-return businesses. Our initial purchase was made during the Great Financial Crisis when the stock traded around 10 times earnings per share, and while we have used it consistently as a source of funds, the current valuation premium to the market made it a prime candidate for a sale to fund purchases of much less expensive businesses. Therefore, we exited the Fund’s position in the second quarter of 2020.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Among the individual stocks that detracted from performance were Sprint AeroSystems, Inc. (Industrials sector), EOG Resources, Inc. (Energy sector) and Simon Property Group, Inc. (Real Estate sector).

Spirit AeroSystems Holdings, Inc. was the largest detractor from performance over the 12-month period. The company is an aero structure manufacturer providing fuselage, wings, and nacelles, whose major customers include Boeing and Airbus. During 2019, the company was impacted by the grounding of the Boeing 737 MAX which is a large component of the company’s revenue and earnings. After consideration, the risk/reward was no longer compelling when factoring in multiple risks including the decline in new airplane deliveries due to COVID-19, the timing of the 737 MAX recertification and increasing financial leverage from acquisitions expected to close in late 2020. Accordingly, Spirit AeroSystems was eliminated from the Fund’s portfolio during the second quarter of 2020.

EOG Resources, Inc. also detracted from performance over the 12-month period due to the COVID-19-induced hit to the Energy sector. After a strong fourth quarter in 2019 for both the price of oil and the Energy sector, concerns regarding an oversupply of oil surfaced early in 2020 as new fields from offshore Norway, Brazil, and Guyana were expected to start up and add an additional 2 million barrels-per-day (bl/d) of production. Meanwhile, the U.S. was expected to increase production up to 800,000 bl/d, leaving 2020 supply in a massive surplus situation. Finally, the economic fallout from COVID-19 meant demand destruction for gasoline, diesel, jet fuel, and other refined products. Without a plan to cut production from Organization of the Petroleum Exporting Countries OPEC+ (OPEC plus Russia) or by the U.S., oil prices plummeted. Ultimately, we sold the stock in the first quarter of 2020 due to concerns over the levels of debt coming due in 2020-2021 and the outlook for production declines in both years.

Another stock negatively impacted by COVID-19 was Simon Property Group, Inc., which was a top detractor over the past 12 months. The original thesis for Simon Property was based on its strong balance sheet and $1.5 billion in annual free cash flow generation leading Simon Property to have the capital flexibility to undertake highly accretive redevelopment of its high-quality mall assets, leading to improved earnings growth. With the recent events of COVID-19, this thesis has been put on hold as they announced the indefinite closure of all assets on March 18th. When society returns to its normal course of business, the retail environment is still uncertain based on the wreckage that COVID-19 has caused. Based on our analysis, Simon Property could withstand a decline in occupancy to approximately 62 percent, from a 95 percent level pre-COVID, before they breach any debt covenants. While we believe the stock is already reflecting a significant negative outcome for Simon Property given its high-quality assets, balance sheet and liquidity strength, the length and severity of the pandemic and the economic aftermath leave many unknowns. Therefore, the stock was sold from the Fund’s portfolio during the second quarter of 2020.

There were several changes in the portfolio during the 12-month period. We continued to find attractive opportunities within the Financials sector, adding Citigroup Inc., Goldman Sachs Group, Inc. and Willis Towers Watson plc in place of State Street Corporation which was eliminated in the third quarter of 2019 after our buy thesis was compromised. Due to the decrease in oil demand and associated complications caused by the global pandemic, we reduced the Fund’s exposure to the Energy sector by eliminating BP plc, EOG Resources, Inc. and Schlumberger from the portfolio. We also increased the Fund’s allocation to the Industrials sector as the market downturn produced an attractive entry point for several names (AECOM, Quanta Services and Stanley Black & Decker, Inc.). The Fund has remained underweight the “bond proxy” sectors of Real Estate, Consumer Staples and Utilities. As a fundamental investor, our sector allocation will always be a residual of our individual stock selection process.

The largest new holdings in the portfolio were J.B. Hunt Transport Services, Inc., Stanley Black & Decker, Inc., Lennar Corporation, Goldman Sachs Group, Inc., and Deere & Company. The largest eliminated holdings were Microsoft Corp., Johnson Controls International plc, Dominion Energy, Inc., BP plc, and General Electric Company.

Outlook

The outlook for equity markets remain uncertain in these unprecedented times. The rapid rise in stock prices has left Wall Street well out in front of Main Street, where unemployment remains high (and dependent on further government stimulus), bankruptcy filings are at their fastest pace in years, and many companies are unable (unwilling) to provide any forward guidance.

One aspect of the forecast that seems likely is that the Fed will keep pumping up financial assets in the hope of fueling economic growth. Such a gargantuan level of deficit spending required bond investors to have enormous patience with mounting government debt. Given the extremely depressed conditions created by the pandemic, bond investors have (thus far) been willing to accept low interest rates and low inflation expectations. Economic recession are, of course, followed by recoveries, and unless one is willing to “fight the Fed,” the longer-term outlook for the economy and equity markets should be positive. It is for this reason, among others, that we stay fully invested in and do not try to “time the market.” Instead, we focus on a much smaller group of companies which meet our fundamental value criteria; thus, there are always opportunities, regardless of overall market conditions and valuations.

We remain confident that our conservative, defensive style of investing is a good one by focusing on undervalued companies with strong fundamentals and a meaningful and growing dividend. We believe the Fund is well positioned going forward.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Value Fund - Class A* and the Russell 1000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Tabular Presentation of Portfolios of Investments (Unaudited)

June 30, 2020

The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Balanced Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	37.6%
AA/Aa	6.0
A/A	9.8
BBB/Baa	25.1
BB/Ba	9.8
B/B	5.0
Not Rated	6.7
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	35.0%
Common Stocks
Information Technology	17.8
Consumer Discretionary	8.8
Health Care	8.5
Communication Services	8.5
Industrials	7.6
Financials	5.9
Consumer Staples	2.9
Energy	1.1
Materials	0.5
Real Estate	0.4
Exchange-Traded Fund	1.4
Short-Term Investment Fund	1.5
Other Assets/Liabilities (Net)	0.1
Total	100.0%

Touchstone International Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
United Kingdom	14.7%
Germany	11.5
Switzerland	9.8
France	9.4
Japan	7.3
Canada	5.2
China	4.9
South Korea	3.1
India	2.9
Denmark	2.7
Luxembourg	2.6
Hong Kong	2.4
Mexico	2.3
Ireland	2.3
Brazil	2.1
Taiwan	2.0
Greece	1.9
Norway	1.9
United States	1.5
Short-Term Investment Funds	15.9
Other Assets/Liabilities (Net)	(6.4)
Total	100.0%

*	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International Growth Opportunities Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
China	36.5%
Germany	12.3
Switzerland	10.0
France	8.3
Canada	6.2
United Kingdom	6.1
United States	5.3
Japan	4.6
Israel	3.9
Italy	3.1
Spain	2.4
Argentina	1.1
Short-Term Investment Fund	0.4
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Touchstone International Small Cap Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	26.9%
United Kingdom	16.6
Australia	7.9
Germany	7.5
Denmark	5.7
Netherlands	5.6
Sweden	4.1
Italy	3.7
France	3.6
Singapore	2.9
Canada	2.4
Switzerland	2.1
Austria	1.7
Spain	1.6
Luxembourg	1.1
Hong Kong	1.1
Ireland	0.8
China	0.7
Israel	0.4
Argentina	0.4
Belgium	0.3
Norway	0.2
Finland	0.1
Malta	0.0
Egypt	0.0
Faroe Islands	0.0
Liechtenstein	0.0
Exchange-Traded Fund	1.1
Rights	0.0
Short-Term Investment Fund	0.5
Other Assets/Liabilities (Net)	1.0
Total	100.0%

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Large Cap Focused Fund
Sector Allocation*	(% of Net Assets)
Information Technology	28.7%
Communication Services	17.2
Consumer Discretionary	13.6
Health Care	11.8
Financials	10.2
Industrials	9.2
Consumer Staples	3.9
Energy	2.5
Real Estate	1.4
Materials	1.0
Exchange-Traded Fund	0.6
Short-Term Investment Funds	0.7
Other Assets/Liabilities (Net)	(0.8)
Total	100.0%

Touchstone Large Cap Fund
Sector Allocation*	(% of Net Assets)
Information Technology	23.0%
Financials	15.8
Consumer Discretionary	15.7
Communication Services	11.0
Materials	9.0
Consumer Staples	7.0
Industrials	6.1
Health Care	4.2
Real Estate	2.8
Energy	2.3
Short-Term Investment Fund	3.6
Other Assets/Liabilities (Net)	(0.5)
Total	100.0%

Touchstone Large Company Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	47.4%
Communication Services	19.7
Health Care	13.8
Consumer Discretionary	12.4
Financials	2.7
Consumer Staples	1.7
Short-Term Investment Fund	2.4
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Ohio Tax-Free Bond Fund
Credit Quality**	(% of Fixed Income Securities)
AAA/Aaa	8.8%
AA/Aa	70.7
A/A	15.0
BBB/Baa	4.7
Not Rated	0.8
Total	100.0%

Portfolio Allocation	(% of Net Assets)
Fixed Rate Revenue Bonds	65.7%
General Obligation Bonds	19.3
Pre-refunded/Escrowed to Maturity	12.1
Variable Rate Demand Notes	3.2
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

*	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

**	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Company Fund
Sector Allocation*	(% of Net Assets)
Health Care	22.1%
Information Technology	21.7
Industrials	19.9
Consumer Discretionary	14.7
Financials	9.1
Real Estate	4.8
Communication Services	3.5
Short-Term Investment Fund	4.9
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%

Touchstone Value Fund
Sector Allocation*	(% of Net Assets)
Financials	22.7%
Industrials	16.3
Consumer Discretionary	12.9
Health Care	10.6
Information Technology	10.2
Energy	8.4
Materials	6.8
Utilities	3.4
Communication Services	2.4
Real Estate	2.1
Consumer Staples	2.0
Short-Term Investment Fund	2.3
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

*	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments

Touchstone Balanced Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 62.0%

Information Technology — 17.8%
Accenture PLC - Class A	23,766	$5,103,035
Apple, Inc.	48,000	17,510,400
International Business Machines Corp.	15,869	1,916,499
Microsoft Corp.	89,192	18,151,464
Oracle Corp.	30,647	1,693,860
salesforce.com, Inc.*	8,675	1,625,088
SS&C Technologies Holdings, Inc.	38,795	2,191,142
Texas Instruments, Inc.	60,000	7,618,200
Visa, Inc. - Class A	53,000	10,238,010
Workday, Inc. - Class A*	17,462	3,271,680
		69,319,378

Consumer Discretionary — 8.8%
Alibaba Group Holding Ltd. (China) ADR*	14,912	3,216,518
Amazon.com, Inc.*	4,914	13,556,842
Home Depot, Inc. (The)	6,400	1,603,264
JD.com, Inc. (China) ADR*	59,294	3,568,313
Marriott International, Inc. - Class A	12,326	1,056,708
McDonald’s Corp.	20,469	3,775,916
Starbucks Corp.	43,131	3,174,010
TJX Cos., Inc. (The)	36,654	1,853,226
Trip.com Group Ltd. (China) ADR*	90,880	2,355,610
		34,160,407

Health Care — 8.5%
Alcon, Inc. (Switzerland)*	5,751	329,647
AmerisourceBergen Corp.	23,954	2,413,845
Amgen, Inc.	15,000	3,537,900
Becton Dickinson and Co.	13,000	3,110,510
Bristol-Myers Squibb Co.	52,454	3,084,295
CVS Health Corp.	10,000	649,700
HCA Healthcare, Inc.	38,268	3,714,292
Johnson & Johnson	42,167	5,929,945
Merck & Co., Inc.	31,591	2,442,932
Stryker Corp.	10,047	1,810,369
UnitedHealth Group, Inc.	20,000	5,899,000
		32,922,435

Communication Services — 8.5%
Alphabet, Inc. - Class C*	6,669	9,427,365
AT&T, Inc.	28,740	868,810
Comcast Corp. - Class A	120,000	4,677,600
Facebook, Inc. - Class A*	33,974	7,714,476
Fox Corp. - Class A	66,476	1,782,886
Netflix, Inc.*	7,763	3,532,476
Verizon Communications, Inc.	38,782	2,138,052
Walt Disney Co. (The)	24,772	2,762,326
		32,903,991

Industrials — 7.6%
Boeing Co. (The)	10,646	1,951,412
Canadian National Railway Co. (Canada)	32,000	2,834,240
Deere & Co.	10,917	1,715,606
FedEx Corp.	8,072	1,131,856
General Dynamics Corp.	14,000	2,092,440
Honeywell International, Inc.	35,000	5,060,650
Hubbell, Inc.	32,347	4,055,020
Parker-Hannifin Corp.	14,919	2,734,205
Raytheon Technologies Corp.	57,094	3,518,132
Union Pacific Corp.	7,637	1,291,188
Verisk Analytics, Inc.	20,000	3,404,000
		29,788,749

Financials — 5.9%
American Express Co.	20,384	1,940,557
Berkshire Hathaway, Inc. - Class B*	40,421	7,215,553
CME Group, Inc.	10,160	1,651,406
Goldman Sachs Group, Inc. (The)	19,828	3,918,409
JPMorgan Chase & Co.	39,000	3,668,340
S&P Global, Inc.	5,996	1,975,562
Signature Bank/NewYork NY	25,618	2,739,077
		23,108,904

Consumer Staples — 2.9%
Kraft Heinz Co. (The)	30,000	956,700
Monster Beverage Corp.*	36,008	2,496,075
PepsiCo, Inc.	8,485	1,122,226
Philip Morris International, Inc.	55,035	3,855,752
Procter & Gamble Co. (The)	12,856	1,537,192
Unilever NV (United Kingdom)	24,070	1,282,209
		11,250,154

Energy — 1.1%
Chevron Corp.	20,000	1,784,600
Exxon Mobil Corp.	38,000	1,699,360
Schlumberger Ltd.	37,700	693,303
		4,177,263

Materials — 0.5%
Corteva, Inc.	1	27
Dow, Inc.	1	41
DuPont de Nemours, Inc.	40,197	2,135,666
		2,135,734

Real Estate — 0.4%
Jones Lang LaSalle, Inc.	16,454	1,702,331
Total Common Stocks		$241,469,346

Principal
Amount
	Corporate Bonds — 16.9%

	Financials — 3.3%
$316,000	Ally Financial, Inc., 5.750%, 11/20/25	338,132
282,000	American Financial Group, Inc., 5.250%, 4/2/30	334,913
386,000	Ares Capital Corp., 3.250%, 7/15/25	374,618
355,000	Bank of America Corp., 3.705%, 4/24/28	401,280
535,000	Bank of America Corp. MTN, 4.000%, 1/22/25	590,830
390,000	Bank of Montreal (Canada), 3.803%, 12/15/32	419,761
435,000	Barclays PLC (United Kingdom), 4.610%, 2/15/23	458,016
245,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	314,011
330,000	Citigroup, Inc., 3.200%, 10/21/26	361,722
197,000	Citigroup, Inc., 4.750%, 5/18/46	250,585
304,000	Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc. (Canada), 144a, 8.500%, 12/15/22	302,480
466,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 0.962%, 2/15/27(A)	403,251
177,000	Credit Acceptance Corp., 6.625%, 3/15/26	177,717
97,000	goeasy Ltd. (Canada), 144a, 5.375%, 12/1/24	94,090
440,000	Goldman Sachs Group, Inc. (The), (3M LIBOR +1.000%), 2.020%, 7/24/23(A)	440,881
150,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	168,032
350,000	Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	367,502
335,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	371,922
280,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	289,445
413,000	JPMorgan Chase & Co., 2.956%, 5/13/31	438,021
425,000	JPMorgan Chase & Co., 3.509%, 1/23/29	474,734

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 16.9% (Continued)

	Financials — (Continued)
$416,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	$452,134
276,000	Mastercard, Inc., 3.300%, 3/26/27	312,596
470,000	Morgan Stanley, 3.950%, 4/23/27	528,975
125,000	Navient Corp., 5.500%, 1/25/23	119,844
45,000	Navient Corp., 5.875%, 10/25/24	42,272
126,000	Navient Corp., 7.250%, 9/25/23	123,151
278,000	New York Life Global Funding, 144a, 3.000%, 1/10/28	307,934
300,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	343,038
348,000	NTC Capital I, Ser A, (3M LIBOR +0.520%), 1.739%, 1/15/27(A)	318,840
370,000	PNC Bank NA, 2.700%, 11/1/22	387,080
408,000	PNC Capital Trust, (3M LIBOR +0.570%), 0.920%, 6/1/28(A)	351,157
156,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 5.750%, 4/15/26	161,772
164,000	Quicken Loans, Inc., 144a, 5.250%, 1/15/28	169,228
76,000	Springleaf Finance Corp., 8.875%, 6/1/25	81,248
159,000	State Street Corp., 144a, (SOFR +2.690%), 2.825%, 3/30/23(A)	164,977
434,000	Toronto-Dominion Bank (The) (Canada) MTN, 1.150%, 6/12/25	439,202
513,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 1.060%, 5/15/27(A)	443,938
380,000	Truist Financial Corp. MTN, 2.850%, 10/26/24	409,618
270,000	Wells Fargo & Co., 4.125%, 8/15/23	293,226
63,000	Wells Fargo & Co. MTN, 4.100%, 6/3/26	71,046
		12,893,219

	Communication Services — 1.9%
99,000	Altice France SA (France), 144a, 7.375%, 5/1/26	103,237
552,000	AT&T, Inc., 3.800%, 3/15/22	581,192
18,000	AT&T, Inc., 4.500%, 5/15/35	21,361
42,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.500%, 8/15/30	42,840
164,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.750%, 3/1/30	167,803
150,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	155,190
334,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.375%, 6/1/29	352,370
33,000	CenturyLink, Inc., 144a, 4.000%, 2/15/27	32,051
102,000	CenturyLink, Inc., Ser S, 6.450%, 6/15/21	104,316
155,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	204,948
257,000	Comcast Corp., 4.000%, 3/1/48	312,505
152,000	CommScope, Inc., 144a, 5.500%, 3/1/24	153,520
24,000	CommScope, Inc., 144a, 7.125%, 7/1/28	23,942
267,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	295,253
200,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	208,300
148,000	Deutsche Telekom International Finance BV (Germany), 8.750%, 6/15/30	231,525
115,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	83,231
73,000	DISH DBS Corp., 5.875%, 7/15/22	74,226
384,000	DISH DBS Corp., 6.750%, 6/1/21	391,200
52,000	EW Scripps Co. (The), 144a, 5.125%, 5/15/25	49,400
254,000	Front Range BidCo, Inc., 144a, 4.000%, 3/1/27	241,696
202,000	GrubHub Holdings, Inc., 144a, 5.500%, 7/1/27	206,798
48,000	Lamar Media Corp., 144a, 4.875%, 1/15/29	48,240
33,000	Level 3 Financing, Inc., 5.625%, 2/1/23	33,023
57,000	Level 3 Financing, Inc., 144a, 4.625%, 9/15/27	57,428
39,000	Match Group, Inc., 144a, 4.625%, 6/1/28	39,341
27,000	MDC Partners, Inc., 144a, 6.500%, 5/1/24	25,110
50,000	Meredith Corp., 144a, 6.500%, 7/1/25	49,500
205,000	Netflix, Inc., 4.875%, 4/15/28	219,200
54,000	Netflix, Inc., 144a, 5.375%, 11/15/29	59,141
180,000	Nexstar Broadcasting, Inc., 144a, 5.625%, 8/1/24	181,350
88,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 144a, 6.250%, 6/15/25	88,576
273,000	Photo Holdings Merger Sub, Inc., 144a, 8.500%, 10/1/26	257,644
90,000	Qualitytech LP / QTS Finance Corp., 144a, 4.750%, 11/15/25	91,846
20,000	Sinclair Television Group, Inc., 144a, 5.125%, 2/15/27	18,200
34,000	Sinclair Television Group, Inc., 144a, 5.625%, 8/1/24	32,640
115,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	121,051
181,000	TEGNA, Inc., 144a, 5.000%, 9/15/29	169,447
138,000	Telecom Italia Capital SA (Italy), 6.000%, 9/30/34	150,006
78,000	Telecom Italia Capital SA (Italy), 6.375%, 11/15/33	87,945
65,000	T-Mobile USA, Inc., 4.500%, 2/1/26	65,778
41,000	T-Mobile USA, Inc., 4.750%, 2/1/28	43,312
444,000	T-Mobile USA, Inc., 144a, 3.875%, 4/15/30	494,154
85,000	VeriSign, Inc., 4.750%, 7/15/27	89,292
130,000	Verizon Communications, Inc., 4.672%, 3/15/55	176,720
285,000	Verizon Communications, Inc., 5.012%, 4/15/49	397,487
380,000	ViacomCBS, Inc., 4.950%, 5/19/50	423,255
		7,456,590

	Industrials — 1.8%
31,000	AECOM Global II LLC / URS Fox US LP, 5.000%, 4/1/22	31,543
94,965	Air Canada 2015-1 Class A Pass Through Trust (Canada), 144a, 3.600%, 3/15/27	86,831
181,000	Amsted Industries, Inc., 144a, 5.625%, 7/1/27	186,656
355,000	Bemis Co., Inc., 2.630%, 6/19/30	363,976
106,000	Boeing Co. (The), 5.040%, 5/1/27	116,898
212,000	Boeing Co. (The), 5.805%, 5/1/50	250,369
418,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	589,677
50,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	49,875
192,000	Carrier Global Corp., 144a, 3.577%, 4/5/50	188,988
233,000	Cascades, Inc./Cascades USA, Inc. (Canada), 144a, 5.375%, 1/15/28	236,495
462,000	CRH America Finance, Inc. (Ireland), 144a, 4.500%, 4/4/48	504,834
377,000	Eagle Materials, Inc., 4.500%, 8/1/26	391,835
166,000	Embraer Netherlands Finance BV (Brazil), 5.050%, 6/15/25	146,993
167,000	Embraer Netherlands Finance BV (Brazil), 5.400%, 2/1/27	147,795
280,000	FedEx Corp., 5.100%, 1/15/44	326,684
124,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.750%, 3/15/22	119,097
212,000	General Electric Co., 4.125%, 10/9/42	202,406
405,000	John Deere Capital Corp. MTN, 2.450%, 1/9/30	439,234
122,000	Moog, Inc., 144a, 4.250%, 12/15/27	118,340
69,000	New Enterprise Stone & Lime Co., Inc., 144a, 6.250%, 3/15/26	69,345
210,000	Norfolk Southern Corp., 4.837%, 10/1/41	272,510
228,000	Otis Worldwide Corp., 144a, 3.112%, 2/15/40	232,339
73,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	75,920

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 16.9% (Continued)

	Industrials — (Continued)
$165,000	Plastipak Holdings, Inc., 144a, 6.250%, 10/15/25	$160,050
373,000	Roper Technologies, Inc., 2.950%, 9/15/29	407,436
20,000	Standard Industries, Inc., 144a, 5.000%, 2/15/27	20,250
101,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	100,750
15,000	TransDigm, Inc., 144a, 8.000%, 12/15/25	15,765
51,000	Trivium Packaging Finance BV (Netherlands), 144a, 5.500%, 8/15/26	51,446
330,000	Vulcan Materials Co., 4.500%, 4/1/25	366,223
71,000	WESCO Distribution, Inc., 144a, 7.250%, 6/15/28	75,082
50,000	XPO Logistics, Inc., 144a, 6.250%, 5/1/25	52,375
134,000	XPO Logistics, Inc., 144a, 6.750%, 8/15/24	140,378
460,000	Xylem, Inc., 1.950%, 1/30/28	463,945
		7,002,340

	Health Care — 1.8%
114,000	Abbott Laboratories, 3.750%, 11/30/26	132,636
365,000	AbbVie, Inc., 4.450%, 5/14/46	445,383
260,000	AbbVie, Inc., 144a, 3.800%, 3/15/25	288,474
322,000	AbbVie, Inc., 144a, 5.000%, 12/15/21	338,294
103,000	Acadia Healthcare Co., Inc., 5.125%, 7/1/22	103,031
320,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	353,364
129,000	AMN Healthcare, Inc., 144a, 5.125%, 10/1/24	129,000
302,000	Bausch Health Cos, Inc., 144a, 6.125%, 4/15/25	306,309
98,000	Bausch Health Cos, Inc., 144a, 6.250%, 2/15/29	98,490
97,000	Becton Dickinson and Co., (3M LIBOR +1.030%), 1.348%, 6/6/22(A)	97,247
193,000	Becton Dickinson and Co., 4.685%, 12/15/44	237,664
299,000	Bristol-Myers Squibb Co., 144a, 5.000%, 8/15/45	417,377
312,000	Cigna Corp., 4.375%, 10/15/28	369,249
160,000	CommonSpirit Health, 4.187%, 10/1/49	162,945
475,000	CVS Health Corp., 4.300%, 3/25/28	555,545
230,000	CVS Health Corp., 5.125%, 7/20/45	296,355
70,000	DaVita, Inc., 5.125%, 7/15/24	71,225
69,000	DaVita, Inc., 144a, 4.625%, 6/1/30	68,669
399,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	440,775
49,000	Encompass Health Corp., 4.500%, 2/1/28	46,997
66,000	HCA, Inc., 3.500%, 9/1/30	63,569
212,000	HCA, Inc., 5.375%, 2/1/25	227,105
29,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	29,942
158,000	HLF Financing Sarl LLC / Herbalife International, Inc., 144a, 7.250%, 8/15/26	158,790
22,000	LifePoint Health, Inc., 144a, 6.750%, 4/15/25	22,715
145,000	MEDNAX, Inc., 144a, 5.250%, 12/1/23	144,275
320,000	Mylan, Inc., 4.550%, 4/15/28	367,659
172,000	Select Medical Corp., 144a, 6.250%, 8/15/26	173,883
76,000	Teleflex, Inc., 4.875%, 6/1/26	78,280
22,000	Teleflex, Inc., 144a, 4.250%, 6/1/28	22,550
121,000	Tenet Healthcare Corp., 5.125%, 5/1/25	116,790
69,000	Tenet Healthcare Corp., 144a, 7.500%, 4/1/25	73,399
410,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	476,761
		6,914,747

	Consumer Staples — 1.6%
221,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 4.625%, 1/15/27	221,000
191,000	American Builders & Contractors Supply Co., Inc., 144a, 4.000%, 1/15/28	185,608
514,000	Anheuser-Busch Cos, LLC / Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.900%, 2/1/46	628,974
193,000	Cardtronics, Inc. / Cardtronics USA, Inc., 144a, 5.500%, 5/1/25	187,210
185,000	Carriage Services, Inc., 144a, 6.625%, 6/1/26	194,481
354,000	Cimpress PLC (Ireland), 144a, 7.000%, 6/15/26	326,565
380,000	Grupo Bimbo SAB de CV (Mexico), 144a, 4.500%, 1/25/22	398,060
475,000	Imperial Brands Finance PLC (United Kingdom), 144a, 4.250%, 7/21/25	522,783
33,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 5.875%, 7/15/24	33,454
264,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 5.500%, 1/15/30	270,600
93,000	Kraft Heinz Foods Co., 144a, 3.875%, 5/15/27	97,184
167,000	Kroger Co. (The), 5.000%, 4/15/42	210,289
35,000	Lamb Weston Holdings, Inc., 144a, 4.875%, 5/15/28	37,083
400,000	Mars, Inc., 144a, 3.875%, 4/1/39	481,442
234,000	Mattel, Inc., 144a, 6.750%, 12/31/25	242,775
114,000	Mondelez International, Inc., 3.625%, 5/7/23	122,773
207,000	Performance Food Group, Inc., 144a, 5.500%, 6/1/24	204,930
26,000	Performance Food Group, Inc., 144a, 6.875%, 5/1/25	26,845
219,000	Pilgrim’s Pride Corp., 144a, 5.750%, 3/15/25	218,361
24,000	Post Holdings, Inc., 144a, 5.000%, 8/15/26	24,090
121,000	QVC, Inc., 4.750%, 2/15/27	117,007
351,000	Reynolds American, Inc. (United Kingdom), 4.450%, 6/12/25	395,487
292,000	Staples, Inc., 144a, 7.500%, 4/15/26	229,439
228,000	Starbucks Corp., 3.350%, 3/12/50	232,212
107,000	Superior Plus LP / Superior General Partner, Inc. (Canada), 144a, 7.000%, 7/15/26	112,082
210,000	Sysco Corp., 5.950%, 4/1/30	263,782
85,000	US Foods, Inc., 144a, 6.250%, 4/15/25	86,488
35,000	Yum! Brands, Inc., 144a, 7.750%, 4/1/25	37,756
		6,108,760

	Consumer Discretionary — 1.5%
197,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 5.000%, 10/15/25	195,840
40,000	Adient US LLC, 144a, 7.000%, 5/15/26	41,400
7,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	7,083
242,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.375%, 8/15/27	248,742
137,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144a, 5.250%, 3/15/25	109,600
162,000	Beacon Roofing Supply, Inc., 144a, 4.875%, 11/1/25	144,585
112,000	Carnival Corp., 144a, 11.500%, 4/1/23	121,520
82,000	Churchill Downs, Inc., 144a, 4.750%, 1/15/28	79,130
13,000	Colt Merger Sub, Inc., 144a, 5.750%, 7/1/25	13,074
22,000	Colt Merger Sub, Inc., 144a, 6.250%, 7/1/25	21,862
29,000	Dana, Inc., 5.625%, 6/15/28	28,788
63,000	Ford Motor Co., 9.000%, 4/22/25	68,179
200,000	Ford Motor Credit Co. LLC, 4.271%, 1/9/27	186,438
190,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	180,025
180,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	181,746
200,000	Ford Motor Credit Co. LLC MTN, 4.389%, 1/8/26	190,436
150,000	General Motors Financial Co., Inc., 3.950%, 4/13/24	155,175
108,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	103,410
31,000	Group 1 Automotive, Inc., 5.000%, 6/1/22	30,807
285,000	Home Depot, Inc. (The), 5.950%, 4/1/41	429,678
444,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	445,860
178,000	JB Poindexter & Co., Inc., 144a, 7.125%, 4/15/26	179,780
166,000	Lennar Corp., 4.750%, 4/1/21	168,005

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 16.9% (Continued)

	Consumer Discretionary — (Continued)
$109,000	Lennar Corp., 4.750%, 5/30/25	$116,358
415,000	Lowe’s Cos, Inc., 4.500%, 4/15/30	509,119
48,000	Marriott International, Inc., 4.625%, 6/15/30	49,806
59,000	Marriott International, Inc., 5.750%, 5/1/25	64,095
112,000	Meritage Homes Corp., 6.000%, 6/1/25	119,164
27,000	Meritor, Inc., 144a, 6.250%, 6/1/25	27,270
33,000	Navistar International Corp., 144a, 9.500%, 5/1/25	35,361
149,000	Quad/Graphics, Inc., 7.000%, 5/1/22	129,630
52,000	Royal Caribbean Cruises Ltd., 144a, 11.500%, 6/1/25	54,259
54,000	Sabre GLBL, Inc., 144a, 5.375%, 4/15/23	50,411
64,000	Taylor Morrison Communities, Inc., 144a, 5.875%, 6/15/27	66,287
169,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 144a, 5.625%, 3/1/24	173,225
50,000	TRI Pointe Group, Inc., 5.700%, 6/15/28	50,750
200,000	United Rentals North America, Inc., 3.875%, 11/15/27	199,500
222,000	United Rentals North America, Inc., 5.875%, 9/15/26	232,656
19,000	Vail Resorts, Inc., 144a, 6.250%, 5/15/25	19,879
394,000	Walmart, Inc., 2.850%, 7/8/24	428,770
68,000	Wyndham Hotels & Resorts, Inc., 144a, 5.375%, 4/15/26	65,450
		5,723,153

	Information Technology — 1.3%
899,000	Apple, Inc., 2.750%, 1/13/25	975,832
110,000	Apple, Inc., 4.650%, 2/23/46	151,487
36,000	Boxer Parent Co., Inc., 144a, 7.125%, 10/2/25	37,746
132,000	Camelot Finance SA, 144a, 4.500%, 11/1/26	132,000
153,000	CDK Global, Inc., 4.875%, 6/1/27	156,970
398,000	Fiserv, Inc., 3.500%, 7/1/29	447,400
430,000	Global Payments, Inc., 2.650%, 2/15/25	455,501
404,000	Hewlett Packard Enterprise Co., 4.650%, 10/1/24	453,653
310,000	Intuit, Inc., 0.950%, 7/15/25	310,671
52,000	j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc., 144a, 6.000%, 7/15/25	52,910
50,000	Microchip Technology, Inc., 144a, 4.250%, 9/1/25	50,318
210,000	Microsoft Corp., 3.500%, 2/12/35	256,145
9,000	NCR Corp., 144a, 8.125%, 4/15/25	9,540
430,000	NXP BV / NXP Funding LLC (Netherlands), 144a, 5.350%, 3/1/26	511,137
85,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	81,839
351,000	Oracle Corp., 2.650%, 7/15/26	379,670
155,000	SS&C Technologies, Inc., 144a, 5.500%, 9/30/27	157,269
297,000	Visa, Inc., 4.150%, 12/14/35	379,918
58,000	Western Digital Corp., 4.750%, 2/15/26	59,940
		5,059,946

	Real Estate — 1.1%
234,000	American Homes 4 Rent LP REIT, 4.250%, 2/15/28	250,251
207,000	CoreCivic, Inc. REIT, 5.000%, 10/15/22	202,860
403,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	450,364
67,000	Diversified Healthcare Trust REIT, 9.750%, 6/15/25	71,941
322,000	Equinix, Inc. REIT, 2.900%, 11/18/26	347,090
107,000	GEO Group, Inc. (The) REIT, 5.875%, 1/15/22	100,045
109,000	GLP Capital LP / GLP Financing II, Inc. REIT, 5.375%, 4/15/26	119,092
396,000	Healthcare Realty Trust, Inc. REIT, 2.400%, 3/15/30	376,762
311,000	Iron Mountain US Holdings, Inc. REIT, 144a, 5.375%, 6/1/26	312,555
41,000	Iron Mountain, Inc. REIT, 5.750%, 8/15/24	41,394
103,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	101,455
207,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. REIT, 5.625%, 5/1/24	214,249
288,000	Mid-America Apartments LP, REIT, 3.750%, 6/15/24	309,865
141,000	MPT Operating Partnership LP / MPT Finance Corp. REIT, 5.250%, 8/1/26	146,288
296,000	Realty Income Corp. REIT, 3.250%, 1/15/31	320,244
149,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	151,066
29,000	SBA Communications Corp. REIT, 144a, 3.875%, 2/15/27	28,891
147,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	149,757
250,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	255,631
487,000	VEREIT Operating Partnership LP REIT, 4.600%, 2/6/24	519,584
		4,469,384

	Utilities — 1.0%
258,000	American Water Capital Corp., 6.593%, 10/15/37	384,584
141,000	Calpine Corp., 144a, 5.250%, 6/1/26	142,369
20,000	Clearway Energy Operating LLC, 144a, 4.750%, 3/15/28	20,399
84,000	DPL, Inc., 4.350%, 4/15/29	85,082
22,000	DPL, Inc., 144a, 4.125%, 7/1/25	22,006
452,000	DTE Energy Co. Ser D, 3.700%, 8/1/23	485,670
237,000	Duke Energy Progress LLC, 4.150%, 12/1/44	289,272
238,000	Edison International, 4.125%, 3/15/28	251,726
388,000	Electricite de France SA (France), 144a, 4.500%, 9/21/28	451,799
76,000	Oncor Electric Delivery Co. LLC, 3.800%, 9/30/47	92,581
577,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	557,659
125,000	PacifiCorp., 5.750%, 4/1/37	171,508
19,000	PG&E Corp., 5.250%, 7/1/30	19,108
65,000	Rockpoint Gas Storage Canada Ltd. (Canada), 144a, 7.000%, 3/31/23	59,569
145,000	Talen Energy Supply LLC, 144a, 7.250%, 5/15/27	144,275
68,000	Talen Energy Supply LLC, 144a, 7.625%, 6/1/28	68,000
277,000	Virginia Electric & Power Co., 3.300%, 12/1/49	306,977
745,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 2.505%, 5/15/67(A)	588,550
		4,141,134

	Energy — 1.0%
375,000	Aker BP ASA (Norway), 144a, 3.000%, 1/15/25	365,218
202,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	212,135
270,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	321,120
280,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	242,135
350,000	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	398,209
116,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.750%, 5/15/25	107,300
10,000	Endeavor Energy Resources LP / EER Finance, Inc., 144a, 6.625%, 7/15/25	10,078
243,000	Energy Transfer Partners LP, 4.950%, 6/15/28	260,956
121,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.000%, 5/15/23	108,900
154,000	Montage Resources Corp., 8.875%, 7/15/23	121,660
449,000	MPLX LP, (3M LIBOR +0.900%), 1.213%, 9/9/21(A)	445,441
6,000	Murphy Oil Corp., 6.375%, 12/1/42	4,655
89,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	108,624
277,000	NuStar Logistics LP, 5.625%, 4/28/27	267,305
49,000	Occidental Petroleum Corp., 4.200%, 3/15/48	33,183
77,000	Occidental Petroleum Corp., 8.500%, 7/15/27	76,904

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 16.9% (Continued)

	Energy — (Continued)
$96,000	ONEOK, Inc., 6.350%, 1/15/31	$112,374
206,000	PDC Energy, Inc., 5.750%, 5/15/26	187,460
70,000	Sunoco LP / Sunoco Finance Corp., 6.000%, 4/15/27	69,300
158,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 5.500%, 9/15/24	142,685
169,000	TerraForm Power Operating LLC, 144a, 4.750%, 1/15/30	171,535
		3,767,177

	Materials — 0.6%
229,000	Alcoa Nederland Holding BV, 144a, 7.000%, 9/30/26	234,725
13,000	Arconic Corp., 144a, 6.000%, 5/15/25	13,439
250,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	255,675
87,000	Commercial Metals Co., 5.750%, 4/15/26	89,175
113,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144a, 9.250%, 6/15/23	110,740
280,000	Ecolab, Inc., 4.800%, 3/24/30	354,810
76,000	FMG Resources August 2006 Pty Ltd. (Australia), 144a, 4.750%, 5/15/22	77,465
172,000	Freeport-McMoRan, Inc., 3.875%, 3/15/23	172,000
251,000	Freeport-McMoRan, Inc., 5.000%, 9/1/27	252,177
101,000	Hudbay Minerals, Inc. (Peru), 144a, 7.625%, 1/15/25	95,950
22,000	Minerals Technologies, Inc., 144a, 5.000%, 7/1/28	22,330
106,000	Novelis Corp., 144a, 5.875%, 9/30/26	105,867
114,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. (Australia), 144a, 5.750%, 4/30/26	110,010
398,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	484,515
15,000	WR Grace & Co., 144a, 4.875%, 6/15/27	15,195
		2,394,073
	Total Corporate Bonds	$65,930,523

	U.S. Treasury Obligations — 8.0%
1,975,000	U.S. Treasury Bond, 1.250%, 5/15/50	1,897,620
795,000	U.S. Treasury Bond, 2.000%, 2/15/50	910,461
2,435,000	U.S. Treasury Bond, 2.250%, 8/15/49	2,928,373
8,930,000	U.S. Treasury Note, 0.375%, 3/31/22	8,961,743
266,000	U.S. Treasury Note, 0.625%, 5/15/30	265,262
1,225,000	U.S. Treasury Note, 1.500%, 10/31/24	1,291,275
9,570,000	U.S. Treasury Note, 1.500%, 11/30/24	10,095,976
4,890,000	U.S. Treasury Note, 1.750%, 12/31/20	4,927,821
	Total U.S. Treasury Obligations	$31,278,531

	Asset-Backed Securities — 3.6%
388,436	Adams Outdoor Advertising LP, Ser 2018-1, Class A, 144a, 4.810%, 11/15/48	394,875
250,000	Apidos CLO XVIII (Cayman Islands), Ser 2015-23A, Class AR, 144a, (3M LIBOR + 1.220%), 2.821%, 4/15/33(A)	243,323
450,000	Apidos CLO XVIII (Cayman Islands), Ser 2018-18A, Class A1, 144a, (3M LIBOR + 1.140%), 2.238%, 10/22/30(A)	440,117
575,000	Benefit Street Partners CLO XIX Ltd. (Cayman Islands), Ser 2019-19A, Class B, 144a, (3M LIBOR + 2.000%), 3.878%, 1/15/33(A)	554,052
465,000	CIFC Funding Ltd. (Cayman Islands), Ser 2016-1A, Class A1R, 144a, (3M LIBOR + 1.350%), 2.459%, 10/21/31(A)	454,785
193,050	Domino’s Pizza Master Issuer LLC, Ser 2017-1A, Class A2II, 144a, 3.082%, 7/25/47	197,177
864,063	Driven Brands Funding LLC, Ser 2019-1A, Class A2, 144a, 4.641%, 4/20/49	914,161
730,183	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	671,855
489,173	GLS Auto Receivables Issuer Trust, Ser 2019-3A, Class A, 144a, 2.580%, 7/17/23	494,464
910,000	Hertz Vehicle Financing II LP, Ser 2016-2A, Class B, 144a, 3.940%, 3/25/22	872,525
1,082,686	Hertz Vehicle Financing II LP, Ser 2016-4A, Class A, 144a, 2.650%, 7/25/22	1,065,945
696,500	Jack In The Box Funding LLC, Ser 2019-1A, Class A2I, 144a, 3.982%, 8/25/49	717,722
378,000	Jersey Mike’s Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	372,039
826,625	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2I, 144a, 3.610%, 7/30/47	810,779
291,083	Kabbage Funding LLC, Ser 2019-1, Class A, 144a, 3.825%, 3/15/24	287,316
850,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2015-18A, Class BR, 144a, (3M LIBOR + 1.600%), 2.709%, 10/21/30(A)	821,828
465,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2019-35A, Class A2A, 144a, (3M LIBOR + 1.650%), 2.785%, 4/20/31(A)	459,466
575,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2015-1A, Class B1R2, 144a, (3M LIBOR + 1.900%), 2.292%, 11/15/32(A)	562,524
915,000	STWD Ltd. (Cayman Islands), Ser 2019-FL1, Class A, 144a, (1M LIBOR + 1.080%), 1.265%, 7/15/38(A)	894,787
640,808	Towd Point Mortgage Trust, Ser 2019-1, Class A1, 144a, 3.750%, 3/25/58(A)(B)	689,779
465,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-2A, Class A, 144a, (3M LIBOR + 1.270%), 2.405%, 7/20/32(A)	455,253
1,316,250	Wendy’s Funding LLC, Ser 2018-1A, Class A2I, 144a, 3.573%, 3/15/48	1,364,227
360,000	Westlake Automobile Receivables Trust, Ser 2017-1A, Class E, 144a, 5.050%, 8/15/24	361,305
	Total Asset-Backed Securities	$14,100,304

	U.S. Government Mortgage-Backed Obligations — 3.2%
2,686	FHLMC, Pool #G08062, 5.000%, 6/1/35	3,083
379,268	FHLMC, Pool #G08637, 4.000%, 4/1/45	409,730
68	FHLMC, Pool #G18091, 6.000%, 12/1/20	68
4,250	FHLMC, Pool #P00020, 6.500%, 10/1/22	4,265
1,778,158	FHLMC, Pool #Q02664, 4.500%, 8/1/41	1,977,650
2,673,946	FHLMC, Pool #Q29056, 4.000%, 10/1/44	2,908,849
1,282,507	FHLMC, Pool #Q29260, 4.000%, 10/1/44	1,407,142
30	FNMA, Pool #687301, 6.000%, 11/1/32	33
1,122	FNMA, Pool #690305, 5.500%, 3/1/33	1,235
514,645	FNMA, Pool #725423, 5.500%, 5/1/34	590,241
472,916	FNMA, Pool #725610, 5.500%, 7/1/34	541,797
62,537	FNMA, Pool #748895, 6.000%, 12/1/33	67,059
253,023	FNMA, Pool #AD9193, 5.000%, 9/1/40	289,372
617,243	FNMA, Pool #AH8925, 4.500%, 3/1/41	686,833
336,708	FNMA, Pool #AL5718, 3.500%, 9/1/44	368,057
510,703	FNMA, Pool #AR9195, 3.000%, 3/1/43	552,234
1,458,253	FNMA, Pool #BC1809, 3.500%, 5/1/46	1,559,518
910,716	GNMA, Pool #5175, 4.500%, 9/20/41	1,000,347
	Total U.S. Government Mortgage-Backed Obligations	$12,367,513

	Non-Agency Collateralized Mortgage Obligations — 1.6%
403,520	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.604%, 7/25/43(A)(B)	403,135

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value
	Non-Agency Collateralized Mortgage Obligations — 1.6% (Continued)
$866,350	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.571%, 6/25/45(A)(B)	$871,891
743,945	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.746%, 10/25/45(A)(B)	765,535
755,679	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.435%, 5/25/43(A)(B)	756,229
699,307	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.944%, 1/25/45(A)(B)	692,815
790,593	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.861%, 12/25/44(A)(B)	788,575
648,322	CSMC Trust, Ser 2018-RPL9, Class A, 144a, 3.850%, 9/25/57(A)(B)	688,058
739,682	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.520%, 1/25/47(A)(B)	745,614
589,629	Sequoia Mortgage Trust, Ser 2015-2, Class A19, 144a, 3.500%, 5/25/45(A)(B)	610,165
	Total Non-Agency Collateralized Mortgage Obligations	$6,322,017

Shares
Exchange-Traded Fund — 1.4%
iShares JP Morgan USD Emerging Markets Bond ETF	49,202	$5,373,842

Principal
Amount
	Commercial Mortgage-Backed Securities — 1.1%
$825,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	956,494
915,000	BHMS, Ser 2018-ATLS, Class A, 144a, (1M LIBOR + 1.250%), 1.435%, 7/15/35(A)	866,899
700,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(B)	733,169
500,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR + 1.020%), 2.020%, 11/15/35(A)	465,799
825,000	SG Commercial Mortgage Securities Trust, Ser 2019-787E, Class A, 144a, 4.163%, 2/15/41	879,546
278,624	Wells Fargo Commercial Mortgage Trust, Ser 2018-BXI, Class C, 144a, (1M LIBOR + 1.156%), 1.341%, 12/15/36(A)	269,760
	Total Commercial Mortgage-Backed Securities	$4,171,667

	Agency Collateralized Mortgage Obligations — 0.5%
902,511	FHLMC REMIC, Ser 3859, Class JB, 5.000%, 5/15/41	1,019,266
500,349	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	552,784
7,177,183	GNMA, Ser 2012-147, Class IO, 0.559%, 4/16/54(A)(B)(C)	215,827
	Total Agency Collateralized Mortgage Obligations	$1,787,877

	Sovereign Government Obligations — 0.1%
238,000	Colombia Government International Bond, 5.000%, 6/15/45	269,535
200,000	Mexico Government International Bond, 4.500%, 1/31/50	206,300
	Total Sovereign Government Obligations	$475,835

		Market
	Shares	Value
Short-Term Investment Fund — 1.5%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	5,675,351	$5,675,351

Total Investment Securities — 99.9%
(Cost $262,806,592)		$388,952,806

Other Assets in Excess of Liabilities — 0.1%		440,073
Net Assets — 100.0%		$389,392,879

(A)	Variable rate security - Rate reflected is the rate in effect as of June 30, 2020.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities were valued at $44,999,294 or 11.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Balanced Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Asset:
Common Stocks	$241,469,346	$—	$—	$241,469,346
Corporate Bonds	—	65,930,523	—	65,930,523
U.S. Treasury Obligations	—	31,278,531	—	31,278,531
Asset-Backed Securities	—	14,100,304	—	14,100,304
U.S. Government Mortgage-Backed Obligations	—	12,367,513	—	12,367,513
Non-Agency Collateralized Mortgage Obligations	—	6,322,017	—	6,322,017
Exchange-Traded Fund	5,373,842	—	—	5,373,842
Commercial Mortgage-Backed Securities	—	4,171,667	—	4,171,667
Agency Collateralized Mortgage Obligations	—	1,787,877	—	1,787,877
Sovereign Government Obligations	—	475,835	—	475,835
Short-Term Investment Fund	5,675,351	—	—	5,675,351
Other Financial Instruments*
Futures Interest Rate Contracts	27,555	—	—	27,555
Total Assets	$252,546,094	$136,434,267	$—	$388,980,361
Liabilities:
Other Financial Instruments*
Futures Interest Rate Contracts	$(8,625)	$—	$—	$(8,625)
Total	$252,537,469	$136,434,267	$—	$388,971,736

*Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represents unrealized appreciation (depreciation) on futures interest rate contracts.

Futures Contracts

At June 30, 2020, $127,016 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at June 30, 2020:

				Unrealized
		Number of		Appreciation/
Description	Expiration Date	Contracts	Notional Value	(Depreciation)
Short Futures:
Ultra Long U.S. Treasury Bond Futures	09/21/2020	18	$3,918,136	$(8,625)

Long Futures:
5-Year U.S. Treasury Note Futures	09/30/2020	134	16,822,256	27,555

				$18,930

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International Equity Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 90.5%

United Kingdom — 14.7%

Consumer Discretionary — 3.4%
Compass Group PLC	190,000	$2,614,107
InterContinental Hotels Group PLC	32,500	1,434,717

Consumer Staples — 1.7%
Reckitt Benckiser Group PLC	22,000	2,023,965

Health Care — 2.6%
ConvaTec Group PLC, 144a	1,250,000	3,018,869

Industrials — 2.5%
Bunzl PLC	110,000	2,950,541

Information Technology — 1.8%
Spectris PLC	68,000	2,123,815

Real Estate — 2.7%
Foxtons Group PLC*	1,750,000	834,844
Savills PLC	225,000	2,294,773
Total United Kingdom		17,295,631

Germany — 11.5%

Health Care — 3.4%
Fresenius SE & Co. KGaA*	80,000	3,976,231

Industrials — 5.2%
Brenntag AG	66,000	3,499,327
Norma Group SE	101,000	2,703,473

Information Technology — 2.9%
SAP SE	24,300	3,396,885
Total Germany		13,575,916

Switzerland — 9.8%

Consumer Staples — 3.3%
Nestle SA	35,000	3,880,472

Health Care — 4.4%
Novartis AG	28,000	2,439,390
Roche Holding AG	7,900	2,736,951

Industrials — 2.1%
Adecco Group AG	53,000	2,498,187
Total Switzerland		11,555,000

France — 9.4%

Communication Services — 2.9%
JCDecaux SA*	182,000	3,399,821

Consumer Discretionary — 4.4%
Cie Generale des Etablissements Michelin SCA†	28,000	2,918,527
LVMH Moet Hennessy Louis Vuitton SE	5,200	2,295,776

Energy — 2.1%
TOTAL SA†	64,500	2,487,019
Total France		11,101,143

Japan — 7.3%

Communication Services — 2.2%
Nippon Telegraph & Telephone Corp.	112,000	2,609,539

Consumer Discretionary — 2.7%
USS Co. Ltd.	199,000	3,190,042

Industrials — 2.4%
FANUC Corp.	15,500	2,778,685
Total Japan		8,578,266

Canada — 5.2%

Materials — 5.2%
Barrick Gold Corp.	135,000	3,632,550
Pretium Resources, Inc.*†	300,000	2,520,000
Total Canada		6,152,550

China — 4.9%

Communication Services — 2.5%
Tencent Holdings Ltd.	47,000	3,011,662

Consumer Discretionary — 2.4%
Alibaba Group Holding Ltd. ADR*	13,000	2,804,100
Total China		5,815,762

South Korea — 3.1%

Information Technology — 3.1%
Samsung Electronics Co. Ltd.	82,000	3,629,946

India — 2.9%

Consumer Discretionary — 0.4%
PC Jeweller Ltd.*	2,200,000	488,669

Financials — 2.5%
Indian Energy Exchange Ltd., 144a	1,200,000	2,866,800
Total India		3,355,469

Denmark — 2.7%

Industrials — 2.7%
ISS A/S*	198,000	3,143,943

Luxembourg — 2.6%

Industrials — 2.6%
Befesa SA, 144a	80,000	3,119,712

Hong Kong — 2.4%

Consumer Discretionary — 2.4%
Galaxy Entertainment Group Ltd.	410,000	2,812,497

Mexico — 2.3%

Consumer Staples — 2.3%
Gruma SAB de CV - Class B	255,000	2,764,067

Ireland — 2.3%

Health Care — 2.3%
Medtronic PLC	30,000	2,751,000

Brazil — 2.1%

Consumer Staples — 2.1%
Ambev SA ADR	930,000	2,455,200

Taiwan — 2.0%

Information Technology — 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	41,000	2,327,570

Greece — 1.9%

Consumer Discretionary — 1.9%
OPAP SA	235,000	2,229,670

Norway — 1.9%

Energy — 1.9%
TGS NOPEC Geophysical Co. ASA	150,000	2,212,731

United States — 1.5%

Information Technology — 1.5%
Mastercard, Inc. - Class A	6,000	1,774,200
Total Common Stocks		$106,650,273

Short-Term Investment Funds — 15.9%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	10,626,667	10,626,667
Invesco Government & Agency Portfolio, Institutional Class, 0.09%**∞Ω	8,134,603	8,134,603
Total Short-Term Investment Funds		$18,761,270

Touchstone International Equity Fund (Continued)

Market
Value
Total Investment Securities — 106.4%
(Cost $125,854,841)	$125,411,543

Liabilities in Excess of Other Assets — (6.4%)	(7,553,994)

Net Assets — 100.0%	$117,857,549

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2020 was $7,818,356.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities were valued at $9,005,381 or 7.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$834,844	$16,460,787	$—	$17,295,631
Germany	—	13,575,916	—	13,575,916
Switzerland	—	11,555,000	—	11,555,000
France	—	11,101,143	—	11,101,143
Japan	—	8,578,266	—	8,578,266
Canada	6,152,550	—	—	6,152,550
China	2,804,100	3,011,662	—	5,815,762
South Korea	—	3,629,946	—	3,629,946
India	—	3,355,469	—	3,355,469
Denmark	—	3,143,943	—	3,143,943
Luxembourg	—	3,119,712	—	3,119,712
Hong Kong	—	2,812,497	—	2,812,497
Mexico	2,764,067	—	—	2,764,067
Ireland	2,751,000	—	—	2,751,000
Brazil	2,455,200	—	—	2,455,200
Taiwan	2,327,570	—	—	2,327,570
Greece	2,229,670	—	—	2,229,670
Norway	—	2,212,731	—	2,212,731
United States	1,774,200	—	—	1,774,200
Short-Term Investment Funds	18,761,270	—	—	18,761,270
Total	$42,854,471	$82,557,072	$—	$125,411,543

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International Growth Opportunities Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 99.8%

China — 36.5%

Communication Services — 7.9%
Tencent Holdings Ltd.	38,725	$2,481,417

Consumer Discretionary — 20.4%
Alibaba Group Holding Ltd. ADR*	11,895	2,565,751
ANTA Sports Products Ltd.	50,000	444,854
JD.com, Inc. ADR*	27,405	1,649,233
New Oriental Education & Technology Group, Inc. ADR*	13,330	1,735,966

Consumer Staples — 6.8%
Kweichow Moutai Co. Ltd. - Class A	2,700	560,703
Wuliangye Yibin Co. Ltd. - Class A	63,728	1,548,395

Financials — 1.4%
Ping An Insurance Group Co. of China Ltd. - Class H	44,500	443,620
Total China		11,429,939

Germany — 12.3%

Communication Services — 2.7%
Stroeer SE & Co. KGaA	12,480	842,176

Consumer Discretionary — 3.2%
adidas AG*	3,817	1,006,359

Information Technology — 6.4%
Netcompany Group A/S, 144a*	5,585	366,299
SAP SE	11,640	1,627,150
Total Germany		3,841,984

Switzerland — 10.0%

Financials — 3.8%
Partners Group Holding AG	1,317	1,199,382

Health Care — 6.2%
Alcon, Inc.*	10,750	617,687
Sonova Holding AG	3,109	622,345
Straumann Holding AG	790	682,945
Total Switzerland		3,122,359

France — 8.3%

Consumer Discretionary — 2.5%
Kering SA	1,455	795,477

Information Technology — 5.8%
Capgemini SE	15,735	1,815,843
Total France		2,611,320

Canada — 6.2%

Consumer Discretionary — 2.8%
Dollarama, Inc.	26,385	877,686

Industrials — 3.4%
Canadian Pacific Railway Ltd.	4,230	1,080,088
Total Canada		1,957,774

United Kingdom — 6.1%

Health Care — 4.4%
AstraZeneca PLC	13,170	1,370,660

Information Technology — 1.7%
Endava PLC ADR*	11,155	538,786
Total United Kingdom		1,909,446

United States — 5.3%

Communication Services — 3.4%
Alphabet, Inc. - Class A*	350	496,317
Facebook, Inc. - Class A*	2,425	550,645

Information Technology — 1.9%
Microsoft Corp.	2,955	601,372
Total United States		1,648,334

Japan — 4.6%

Communication Services — 1.4%
Kakaku.com, Inc.	17,200	438,157

Industrials — 3.2%
Recruit Holdings Co. Ltd.	29,700	1,021,389
Total Japan		1,459,546

Israel—3.9%

Information Technology — 3.9%
Nice Ltd. ADR*	6,435	1,217,759

Italy — 3.1%

Information Technology — 3.1%
Nexi SpA, 144a*	57,100	990,145

Spain — 2.4%

Health Care — 2.4%
Grifols SA	24,595	747,886

Argentina — 1.1%

Information Technology — 1.1%
Globant SA*	2,285	342,407
Total Common Stocks		$31,278,899

Short-Term Investment Fund — 0.4%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	126,099	$126,099

Total Investment Securities —100.2%
(Cost $22,387,075)		$31,404,998

Liabilities in Excess of Other Assets — (0.2%)		(72,617)

Net Assets — 100.0%		$31,332,381

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities were valued at $1,356,444 or 4.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone International Growth Opportunities Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$5,950,950	$5,478,989	$—	$11,429,939
Germany	366,299	3,475,685	—	3,841,984
Switzerland	—	3,122,359	—	3,122,359
France	—	2,611,320	—	2,611,320
Canada	1,957,774	—	—	1,957,774
United Kingdom	538,786	1,370,660	—	1,909,446
United States	1,648,334	—	—	1,648,334
Japan	—	1,459,546	—	1,459,546
Israel	1,217,759	—	—	1,217,759
Italy	—	990,145	—	990,145
Spain	—	747,886	—	747,886
Argentina	342,407	—	—	342,407
Short-Term Investment Fund	126,099	—	—	126,099
Total	$12,148,408	$19,256,590	$—	$31,404,998

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International Small Cap Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 97.4%

Japan — 26.9%

Communication Services — 1.0%
Ateam, Inc.	2,100	$16,827
Avex, Inc.	1,600	12,657
Capcom Co. Ltd.	16,400	600,300
COOKPAD, Inc.*	5,100	14,941
Daiichikosho Co. Ltd.	400	11,967
Gree, Inc.	3,500	15,044
Gurunavi, Inc.	2,500	17,186
Itokuro, Inc.*	1,100	13,549
Kamakura Shinsho Ltd.	1,200	12,579
Marvelous, Inc.	2,700	17,592
Mixi, Inc.	900	15,918
ZIGExN Co. Ltd.	4,300	13,524

Consumer Discretionary — 2.5%
Aisan Industry Co. Ltd.	2,900	14,249
Aoyama Trading Co. Ltd.	19,700	134,455
Atom Corp.	1,800	13,693
Belluna Co. Ltd.	3,100	17,522
BRONCO BILLY Co. Ltd.	600	13,483
Chiyoda Co. Ltd.	1,500	16,432
Colowide Co. Ltd.	1,000	13,651
Daido Metal Co. Ltd.	2,900	14,737
Daikyonishikawa Corp.	2,800	12,597
Daisyo Corp.	1,100	12,989
Eagle Industry Co. Ltd.	2,200	14,775
Fuji Co. Ltd.	800	13,922
Fuji Kyuko Co. Ltd.	400	12,511
Fujita Kanko, Inc.	4,500	71,146
Genki Sushi Co. Ltd.	600	12,889
G-Tekt Corp.	1,400	13,585
H2O Retailing Corp.	1,900	12,712
Istyle, Inc.*	4,800	11,990
Kasai Kogyo Co. Ltd.	3,200	13,549
Kisoji Co. Ltd.	600	13,620
KNT-CT Holdings Co. Ltd.*	1,300	12,025
KYB Corp.*	700	13,125
Kyoritsu Maintenance Co. Ltd.	400	13,684
Mars Group Holdings Corp.	1,000	15,079
Matsuya Co. Ltd.	2,500	15,918
Mitsuba Corp.*	9,900	42,703
NHK Spring Co. Ltd.	2,200	14,308
Nihon Tokushu Toryo Co. Ltd.	1,800	16,563
Onward Holdings Co. Ltd.	15,400	45,514
Pacific Industrial Co. Ltd.	1,600	14,109
Pepper Food Service Co. Ltd.*	17,600	87,312
Plenus Co. Ltd.	800	13,282
Press Kogyo Co. Ltd.	6,500	17,663
Renaissance, Inc.	1,400	13,041
Resorttrust, Inc.	1,200	15,574
Riken Corp.	600	16,658
Ringer Hut Co. Ltd.	600	13,046
Rinnai Corp.	8,200	686,694
Royal Holdings Co. Ltd.	800	13,934
Sac’s Bar Holdings, Inc.	4,800	26,862
St Marc Holdings Co. Ltd.	800	12,343
Sumitomo Riko Co. Ltd.	2,700	15,680
Sushiro Global Holdings Ltd.	600	13,304
Tachi-S Co. Ltd.	3,000	24,210
Taiho Kogyo Co. Ltd.	12,900	63,436
Tokyo Dome Corp.	1,800	12,935
Toyo Tire Corp.	1,000	13,495
TPR Co. Ltd.	1,200	14,971
TSI Holdings Co. Ltd.	3,600	15,474
Unipres Corp.	1,500	13,155
WATAMI Co. Ltd.	1,400	12,363
Yomiuri Land Co. Ltd.	400	13,198
Yondoshi Holdings, Inc.	800	13,192
Yonex Co. Ltd.	3,100	16,874
Yorozu Corp.	1,300	12,823

Consumer Staples — 2.8%
euglena Co. Ltd.*	2,200	15,942
Ministop Co. Ltd.	1,000	14,021
Nichirei Corp.	50,500	1,471,555
Nishimoto Co. Ltd.	800	15,817
Sundrug Co. Ltd.	15,500	512,984
Yokohama Reito Co. Ltd.	1,800	14,921

Financials — 2.1%
Aichi Bank Ltd. (The)	1,400	36,213
Akita Bank Ltd. (The)	3,100	41,764
Aomori Bank Ltd. (The)	3,300	68,765
Awa Bank Ltd. (The)	700	15,771
Bank of Iwate Ltd. (The)	1,600	38,777
Bank of Nagoya Ltd. (The)	2,200	47,306
Bank of Okinawa Ltd. (The)	500	14,416
Bank of Saga Ltd. (The)	3,800	41,413
Bank of the Ryukyus Ltd.	2,300	20,488
Chugoku Bank Ltd. (The)	1,700	15,773
Chukyo Bank Ltd. (The)	700	13,961
Daishi Hokuetsu Financial Group, Inc.	1,600	32,462
Ehime Bank Ltd. (The)	1,400	15,155
Hiroshima Bank Ltd. (The)	3,400	16,083
Hokkoku Bank Ltd. (The)	3,000	79,771
Hokuhoku Financial Group, Inc.	8,200	68,114
Hyakugo Bank Ltd. (The)	5,300	16,175
Hyakujushi Bank Ltd. (The)	2,100	37,945
Ichiyoshi Securities Co. Ltd.	3,700	15,674
Iyo Bank Ltd. (The)	2,700	16,527
Juroku Bank Ltd. (The)	800	14,580
Keiyo Bank Ltd. (The)	9,800	47,327
Kiyo Bank Ltd. (The)	900	13,703
Kyokuto Securities Co. Ltd.	3,200	15,193
Kyushu Financial Group, Inc.	3,600	15,245
Miyazaki Bank Ltd. (The)	5,000	110,809
Musashino Bank Ltd. (The)	2,100	30,105
Nanto Bank Ltd. (The)	700	13,629
Nishi-Nippon Financial Holdings, Inc.	2,500	16,897
North Pacific Bank Ltd.	12,300	23,779
Ogaki Kyoritsu Bank Ltd. (The)	900	19,035
Oita Bank Ltd. (The)	600	13,274
San ju San Financial Group, Inc.	2,200	27,030
San-In Godo Bank Ltd. (The)	23,400	118,105
Senshu Ikeda Holdings, Inc.	49,700	74,160
Shiga Bank Ltd. (The)	800	17,817
Shikoku Bank Ltd. (The)	4,900	35,797
Toho Bank Ltd. (The)	19,300	40,053
Tokyo Kiraboshi Financial Group, Inc.	11,500	117,838
TOMONY Holdings, Inc.	11,000	35,378
Towa Bank Ltd. (The)	6,300	40,878
Yamagata Bank Ltd. (The)	2,400	29,660
Yamaguchi Financial Group, Inc.	2,700	16,592

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value
Common Stocks — 97.4% (Continued)

Japan — (Continued)

Financials — (Continued)
Yamanashi Chuo Bank Ltd. (The)	5,200	$41,165

Health Care — 1.6%
AnGes, Inc.*	800	16,522
Mani, Inc.	600	15,928
Ship Healthcare Holdings, Inc.	26,500	1,109,055

Industrials — 7.1%
Asahi Diamond Industrial Co. Ltd.	3,300	15,032
Bando Chemical Industries Ltd.	2,600	15,823
Hisaka Works Ltd.	2,100	14,537
Iino Kaiun Kaisha Ltd.	4,900	15,493
Jamco Corp.	2,200	15,795
Kamigumi Co. Ltd.	54,218	1,066,278
Komori Corp.	2,200	14,412
Konoike Transport Co. Ltd.	1,300	14,065
Kyudenko Corp.	32,100	947,519
Nishi-Nippon Railroad Co. Ltd.	500	13,567
NS United Kaiun Kaisha Ltd.	1,100	15,219
Penta-Ocean Construction Co. Ltd.	195,800	1,057,399
Shima Seiki Manufacturing Ltd.	1,000	14,303
Sohgo Security Services Co. Ltd.	22,800	1,064,611
TechnoPro Holdings, Inc.	16,800	969,857
Tonami Holdings Co. Ltd.	200	10,510

Information Technology — 7.7%
Anritsu Corp.	53,800	1,278,138
Azbil Corp.	46,800	1,430,420
Digital Garage, Inc.	28,200	903,388
DKK Co. Ltd.	600	14,512
Infomart Corp.	1,700	11,765
Japan Cash Machine Co. Ltd.	2,800	15,321
Lasertec Corp.	3,000	283,592
Maxell Holdings Ltd.	1,500	14,021
Money Forward, Inc.*	200	11,078
NET One Systems Co. Ltd.	400	13,351
Nihon Unisys Ltd.	55,500	1,744,989

Materials — 1.8%
Denka Co. Ltd.	600	14,706
Tokuyama Corp.	56,800	1,343,917

Real Estate — 0.3%
AEON REIT Investment Corp. REIT	14	14,885
Comforia Residential REIT, Inc. REIT	5	14,914
Industrial & Infrastructure Fund Investment Corp. REIT	9	14,530
Invesco Office J-Reit, Inc. REIT	106	13,781
Japan Excellent, Inc. REIT	12	13,949
Japan Logistics Fund, Inc. REIT	5	13,580
LaSalle Logiport REIT	10	15,402
MCUBS MidCity Investment Corp. REIT	20	14,572
Mitsui Fudosan Logistics Park, Inc. REIT	3	13,413
Mori Hills REIT Investment Corp. REIT	11	13,856
Nippon Accommodations Fund, Inc. REIT	2	11,565
NIPPON REIT Investment Corp. REIT	4	12,930
Premier Investment Corp. REIT	14	15,554
Total Japan		19,885,034

United Kingdom — 16.6%

Communication Services — 0.1%
Ascential PLC, 144a	4,475	16,053
Daily Mail & General Trust PLC - Class A	1,626	13,882
Future PLC	1,011	15,957
Rightmove PLC	2,316	15,655

Consumer Discretionary — 4.6%
B&M European Value Retail SA	3,424	16,854
Bellway PLC	501	15,780
Coats Group PLC	25,203	17,542
Dixons Carphone PLC	17,954	19,954
Domino’s Pizza Group PLC	3,445	13,223
Dunelm Group PLC	91,569	1,349,032
Games Workshop Group PLC	182	18,085
Greggs PLC	45,142	905,371
J D Wetherspoon PLC	1,212	15,078
Marston’s PLC	18,635	12,273
Moneysupermarket.com Group PLC	3,686	14,786
Playtech PLC	4,993	17,446
Redrow PLC	177,454	946,375
SSP Group PLC	7,105	22,643
Trainline PLC, 144a*	2,402	12,945
Vistry Group PLC	1,635	14,402
WH Smith PLC	1,277	17,386
William Hill PLC	9,761	13,791

Consumer Staples — 1.3%
Tate & Lyle PLC	117,664	972,696

Financials — 3.5%
Ashmore Group PLC	211,209	1,090,570
Beazley PLC	3,315	16,806
Hiscox Ltd.	1,716	16,749
Intermediate Capital Group PLC	85,537	1,364,642
Metro Bank PLC*	55,324	71,744
OneSavings Bank PLC	4,845	15,927
TP ICAP PLC	3,466	15,053

Health Care — 2.1%
Dechra Pharmaceuticals PLC	43,787	1,542,298
Genus PLC	362	15,847

Industrials — 3.3%
Firstgroup PLC*	23,032	14,431
Grafton Group PLC	2,003	16,381
Hays PLC	11,494	17,020
HomeServe PLC	86,607	1,400,173
Howden Joinery Group PLC	128,774	881,609
National Express Group PLC	6,064	14,114
Redde Northgate PLC	6,757	13,893
Royal Mail PLC	6,974	15,718
Signature Aviation PLC	5,768	16,489
Travis Perkins PLC	1,170	16,312

Information Technology — 1.5%
Avast PLC, 144a	2,425	15,849
Dialog Semiconductor PLC*	23,222	1,061,447
Spirent Communications PLC	4,823	14,430

Real Estate — 0.2%
Assura PLC REIT	15,869	15,399
Hammerson PLC REIT	51,564	51,104
NewRiver PLC REIT	57,597	44,864
RDI PLC REIT	19,584	20,020
Tritax Big Box PLC REIT	9,247	16,613
UNITE Group PLC (The) REIT*	1,707	19,877
Total United Kingdom		12,292,588

Australia — 7.9%

Communication Services — 0.1%
carsales.com Ltd.	1,431	17,714

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value
Common Stocks — 97.4% (Continued)

Australia — (Continued)

Communication Services — (Continued)
Domain Holdings Australia Ltd.	7,277	$16,977
Nine Entertainment Co. Holdings Ltd.	15,594	15,038
Vocus Group Ltd.*	7,770	15,966

Consumer Discretionary — 0.2%
AP Eagers Ltd.	3,721	17,563
Bapcor Ltd.	3,918	16,159
Corporate Travel Management Ltd.	1,885	12,835
Domino’s Pizza Enterprises Ltd.	380	18,217
GUD Holdings Ltd.	2,315	18,512
IDP Education Ltd.	1,367	14,815
InvoCare Ltd.	2,037	14,813
JB Hi-Fi Ltd.	628	18,789
Star Entertainment Grp Ltd. (The)	7,904	15,705
Webjet Ltd.	5,510	12,883

Consumer Staples — 0.0%
GrainCorp Ltd. - Class A*	5,457	15,582
Metcash Ltd.	8,885	16,764

Financials — 0.1%
Bank of Queensland Ltd.	4,805	20,647
nib holdings Ltd.	5,082	16,219
Steadfast Group Ltd.	7,097	16,629

Health Care — 2.0%
Ansell Ltd.	57,183	1,453,590
Mesoblast Ltd.*	6,229	14,327

Industrials — 0.1%
ALS Ltd.	3,228	14,740
Atlas Arteria Ltd.	3,317	15,318
Cleanaway Waste Management Ltd.	11,939	18,331
Downer EDI Ltd.	5,368	16,431
Qube Holdings Ltd.	8,458	17,158

Information Technology — 1.8%
Afterpay Ltd.*	3,302	142,606
Altium Ltd.	621	14,070
Appen Ltd.	46,938	1,114,461
Hansen Technologies Ltd.	7,186	14,531
IRESS Ltd.	2,050	15,669
nearmap Ltd.*	11,816	18,684
NEXTDC Ltd.*	2,425	16,680

Materials — 1.7%
Mineral Resources Ltd.	83,775	1,240,503
Orora Ltd.	7,248	12,815
Pact Group Holdings Ltd.*	10,915	16,662
Saracen Mineral Holdings Ltd.*	4,183	15,932

Real Estate — 1.9%
Abacus Property Group REIT	9,132	17,057
Charter Hall Group REIT	191,683	1,298,551
Charter Hall Retail REIT	7,231	16,834
Charter Hall Social Infrastructure REIT	9,754	15,966
National Storage REIT	12,951	16,574
Shopping Centres Australasia Property Group REIT	10,279	15,497
Total Australia		5,864,814

Germany — 7.5%

Communication Services — 0.0%
ProSiebenSat.1 Media SE*	1,192	14,245
Scout24 AG, 144a	203	15,706

Consumer Discretionary — 0.1%
HelloFresh SE*	353	18,884
zooplus AG*	97	15,911

Health Care — 1.4%
CompuGroup Medical SE & Co. KgaA	13,008	1,024,476
MorphoSys AG*	116	14,707

Industrials — 1.8%
Rheinmetall AG	14,974	1,301,200

Real Estate — 4.2%
alstria office AG REIT*	65,605	976,412
Grand City Properties SA	46,451	1,074,330
TAG Immobilien AG	44,722	1,068,141
Total Germany		5,524,012

Denmark — 5.7%

Consumer Staples — 2.3%
Royal Unibrew A/S*	20,946	1,746,099

Health Care — 1.6%
ALK-Abello A/S*	4,333	1,159,889
Ambu A/S	465	14,700

Industrials — 1.8%
ROCKWOOL International A/S - Class B	4,888	1,330,290
Total Denmark		4,250,978

Netherlands — 5.6%

Energy — 1.5%
SBM Offshore NV	73,812	1,087,659

Financials — 3.5%
ASR Nederland NV	39,112	1,201,383
Euronext NV., 144a	13,874	1,391,179

Health Care — 0.6%
Argenx SE*	93	20,934
Pharming Group NV*	346,407	453,794
Total Netherlands		4,154,949

Sweden — 4.1%

Communication Services — 0.1%
Embracer Group AB*	1,200	16,862
Modern Times Group MTG AB - Class B*	1,428	15,565
Nordic Entertainment Group AB - Class B*	532	16,362

Consumer Discretionary — 0.3%
Betsson AB	2,252	15,700
Betsson AB*	2,252	694
Boozt AB, 144a*	2,093	20,620
Dometic Group AB, 144a*	1,799	16,257
Dustin Group AB, 144a	2,826	15,431
Evolution Gaming Group AB, 144a	263	15,621
LeoVegas AB, 144a	3,426	15,387
NetEnt AB	3,645	28,068
New Wave Group AB - Class B*	11,172	37,552
Pandox AB*	1,441	16,726
SkiStar AB	1,529	15,670
Thule Group AB, 144a	698	17,723

Financials — 0.0%
Collector AB*	11,741	17,123

Health Care — 0.1%
Arjo AB - Class B	2,810	15,689
Hansa Biopharma AB*	1,109	20,676
Oncopeptides AB, 144a*	1,045	14,687
Vitrolife AB*	774	17,294

Industrials — 2.2%
Adapteo Oyj*	1,877	16,022

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value
Common Stocks — 97.4% (Continued)

Sweden — (Continued)

Industrials — (Continued)
AF Poyry AB*	733	$15,850
Alimak Group AB, 144a	1,444	15,656
Indutrade AB*	39,766	1,577,200
Loomis AB*	626	14,954
Nobina AB, 144a*	2,599	15,575

Materials — 0.0%
BillerudKorsnas AB	1,164	16,707

Real Estate — 1.4%
Kungsleden AB	135,433	1,013,618
Samhallsbyggnadsbolaget i Norden AB	7,832	20,123
Total Sweden		3,055,412

Italy — 3.7%

Financials — 0.0%
Unione di Banche Italiane SpA*	5,627	18,470

Materials — 2.0%
Buzzi Unicem SpA	68,690	1,484,234

Utilities — 1.7%
Iren SpA	491,117	1,219,569
Total Italy		2,722,273

France — 3.6%

Health Care — 1.9%
Korian SA*	38,681	1,419,715
Orpea	128	14,784

Industrials — 1.7%
Elis SA*	1,302	15,275
Nexans SA*	25,934	1,206,612
Rexel SA*	1,548	17,742

Utilities — 0.0%
Rubis SCA	320	15,428
Total France		2,689,556

Singapore — 2.9%

Information Technology — 1.5%
Venture Corp. Ltd.	96,100	1,123,092

Real Estate — 1.4%
Mapletree Commercial Trust REIT	717,730	1,004,252
Total Singapore		2,127,344

Canada — 2.4%

Real Estate — 0.8%
Real Matters, Inc.*	29,312	571,731

Utilities — 1.6%
Capital Power Corp.	56,425	1,162,914
Total Canada		1,734,645

Switzerland — 2.1%

Communication Services — 0.1%
APG SGA SA*	83	15,506
TX Group AG	213	15,804

Consumer Discretionary — 0.0%
Autoneum Holding AG*	171	16,695

Consumer Staples — 0.0%
Zur Rose Group AG*	74	20,249

Financials — 0.1%
Banque Cantonale Vaudoise	160	15,581
Helvetia Holding AG	176	16,486
St Galler Kantonalbank AG	35	15,670
Valiant Holding AG	168	15,676

Health Care — 1.6%
Ascom Holding AG*	2,066	19,097
Basilea Pharmaceutica AG*	284	14,670
Coltene Holding AG	201	15,126
Idorsia Ltd.*	474	15,235
Siegfried Holding AG	2,495	1,135,406

Industrials — 0.2%
Belimo Holding AG	2	14,801
Bobst Group SA	259	15,338
Burckhardt Compression Holding AG	77	18,865
DKSH Holding AG	279	17,975
Feintool International Holding AG*	328	16,736
Flughafen Zurich AG*	120	15,673
Interroll Holding AG	7	14,126
Komax Holding AG*	107	17,419
Rieter Holding AG	167	15,441
Stadler Rail AG	375	15,476
VAT Group AG, 144a	87	15,980

Information Technology — 0.1%
Kudelski SA	4,817	17,490
Logitech International SA	259	16,972

Materials — 0.0%
SIG Combibloc Group AG	907	14,758

Real Estate — 0.0%
IWG PLC	5,694	18,718
Total Switzerland		1,576,969

Austria — 1.7%

Industrials — 1.7%
ANDRITZ AG*	33,558	1,223,555

Spain — 1.6%

Consumer Staples — 1.6%
Viscofan SA	17,850	1,165,165

Health Care — 0.0%
Pharma Mar SA	2,396	20,620

Real Estate — 0.0%
Merlin Properties Socimi SA REIT	1,894	15,783
Total Spain		1,201,568

Luxembourg — 1.1%

Materials — 1.1%
APERAM SA	30,154	840,852

Hong Kong — 1.1%

Materials — 1.1%
Nine Dragons Paper Holdings Ltd.	873,000	798,183

Ireland — 0.8%

Consumer Staples — 0.8%
Greencore Group PLC	377,213	587,995

China — 0.7%

Industrials — 0.7%
Ever Sunshine Lifestyle Services Group Ltd.	342,955	534,991

Israel — 0.4%

Consumer Staples — 0.0%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	241	13,367

Financials — 0.2%
Clal Insurance Enterprises Holdings Ltd.*	6,987	58,680
FIBI Holdings Ltd.	564	13,762

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value
Common Stocks — 97.4% (Continued)

Israel — (Continued)

Financials — (Continued)
IDI Insurance Co. Ltd.	498	$11,624
Menora Mivtachim Holdings Ltd.	1,141	11,481
Migdal Insurance & Financial Holdings Ltd.	127,384	66,467

Industrials — 0.0%
Kornit Digital Ltd.*	300	16,014

Information Technology — 0.1%
Hilan Ltd.*	382	15,464
Ituran Location and Control Ltd.	908	14,546
Radware Ltd.*	639	15,074

Materials — 0.0%
Hadera Paper Ltd.*	918	28,182

Real Estate — 0.1%
Property & Building Corp. Ltd.	403	24,166
Reit 1 Ltd. REIT	3,460	12,694
Total Israel		301,521

Argentina — 0.4%
Information Technology — 0.4%
Globant SA*	1,764	264,335

Belgium — 0.3%

Communication Services — 0.0%
Kinepolis Group NV*	418	18,936

Consumer Staples — 0.0%
Ontex Group NV*	989	14,538

Energy — 0.0%
Euronav NV	1,529	12,345

Health Care — 0.1%
AGFA-Gevaert NV*	3,782	15,808
Biocartis NV, 144a*	2,793	14,578

Industrials — 0.0%
bpost SA*	2,384	16,114

Real Estate — 0.2%
Aedifica SA REIT	148	16,207
Befimmo SA REIT	376	16,860
Cofinimmo SA REIT	114	15,721
Intervest Offices & Warehouses NV REIT	652	16,802
Montea C.V.A REIT	161	16,196
Retail Estates NV REIT*	257	17,343
Warehouses De Pauw CVA REIT	570	15,660

Utilities — 0.0%
Elia Group SA/NV	132	14,360
Total Belgium		221,468

Norway — 0.2%

Consumer Discretionary — 0.0%
Europris ASA, 144a	3,636	17,627

Energy — 0.0%
Frontline Ltd.	1,904	13,258

Financials — 0.1%
Protector Forsikring ASA*	4,336	16,555
Sbanken ASA, 144a*	2,523	16,522
SpareBank 1 Nord Norge	2,561	16,621
SpareBank 1 SMN	2,089	17,084

Industrials — 0.1%
NEL ASA*	11,345	22,596
Stolt-Nielsen Ltd.	1,710	15,620
Wallenius Wilhelmsen ASA*	10,046	13,207

Materials — 0.0%
Borregaard ASA	1,516	16,161
Total Norway		165,251

Finland — 0.1%

Communication Services — 0.0%
Rovio Entertainment Oyj, 144a	2,526	15,588

Financials — 0.0%
Aktia Bank Oyj*	1,647	16,321

Industrials — 0.1%
Finnair Oyj*	5,037	4,471
Valmet OYJ	611	16,014

Information Technology — 0.0%
F-Secure Oyj*	4,707	15,207
Total Finland		67,601

Malta — 0.0%

Consumer Discretionary — 0.0%
Kindred Group PLC SDR	2,882	17,399

Egypt — 0.0%

Materials — 0.0%
Centamin PLC	6,848	15,632

Faroe Islands — 0.0%

Consumer Staples — 0.0%
Bakkafrost*	245	15,491

Liechtenstein — 0.0%

Financials — 0.0%
Liechtensteinische Landesbank AG	249	15,296
Total Common Stocks		$72,149,712

Exchange-Traded Fund — 1.1%

United States — 1.1%
iShares MSCI EAFE Small-Cap ETF	16,038	$859,958

	Number
	of
	Rights
Rights — 0.0%

Finland — 0.0%

Industrials — 0.0%
Finnair Oyj*	5,037	$12,224

Short-Term Investment Fund — 0.5%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	343,376	$343,376

Total Investment Securities — 99.0% (Cost $65,573,753)		$73,365,270

Other Assets in Excess of Liabilities — 1.0%		709,774

Net Assets — 100.0%		$74,075,044

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Touchstone International Small Cap Fund (Continued)

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SDR - Special Drawing Rights

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities were valued at $1,678,984 or 2.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$13,549	$19,871,485	$—	$19,885,034
United Kingdom	62,556	12,230,032	—	12,292,588
Australia	—	5,864,814	—	5,864,814
Germany	1,040,387	4,483,625	—	5,524,012
Denmark	—	4,250,978	—	4,250,978
Netherlands	3,046,356	1,108,593	—	4,154,949
Sweden	36,268	3,019,144	—	3,055,412
Italy	—	2,722,273	—	2,722,273
France	—	2,689,556	—	2,689,556
Singapore	—	2,127,344	—	2,127,344
Canada	1,734,645	—	—	1,734,645
Switzerland	94,747	1,482,222	—	1,576,969
Austria	—	1,223,555	—	1,223,555
Spain	1,185,785	15,783	—	1,201,568
Luxembourg	840,852	—	—	840,852
Hong Kong	—	798,183	—	798,183
Ireland	587,995	—	—	587,995
China	—	534,991	—	534,991
Israel	45,634	255,887	—	301,521
Argentina	264,335	—	—	264,335
Belgium	—	221,468	—	221,468
Norway	16,555	148,696	—	165,251
Finland	20,792	46,809	—	67,601
Malta	—	17,399	—	17,399
Egypt	—	15,632	—	15,632
Faroe Islands	—	15,491	—	15,491
Liechtenstein	15,296	—	—	15,296
Exchange-Traded Fund	859,958	—	—	859,958
Rights Finland	—	12,224	—	12,224
Short-Term Investment Fund	343,376	—	—	343,376
Total	$10,209,086	$63,156,184	$—	$73,365,270

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Large Cap Focused Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 99.5%

Information Technology — 28.7%
Apple, Inc.	313,352	$114,310,810
Cisco Systems, Inc.	516,190	24,075,102
International Business Machines Corp.	126,938	15,330,302
Microsoft Corp.	658,018	133,913,243
Oracle Corp.	509,934	28,184,052
salesforce.com, Inc.*	223,368	41,843,527
SS&C Technologies Holdings, Inc.	271,618	15,340,985
Texas Instruments, Inc.	213,715	27,135,394
Visa, Inc. - Class A	242,025	46,751,969
Workday, Inc. - Class A*	127,620	23,910,883
		470,796,267

Communication Services — 17.2%
Alphabet, Inc. - Class C*	63,799	90,186,904
AT&T, Inc.	330,323	9,985,664
Baidu, Inc. (China) ADR*	20,518	2,459,903
Comcast Corp. - Class A	947,256	36,924,039
Facebook, Inc. - Class A*	348,792	79,200,199
Fox Corp. - Class A	543,444	14,575,168
Netflix, Inc.*	64,980	29,568,499
Walt Disney Co. (The)	173,087	19,300,931
		282,201,307

Consumer Discretionary — 13.6%
Alibaba Group Holding Ltd. (China) ADR*	127,227	27,442,864
Amazon.com, Inc.*	35,503	97,946,387
Home Depot, Inc. (The)	55,322	13,858,714
JD.com, Inc. (China) ADR*	466,788	28,091,302
McDonald’s Corp.	69,539	12,827,859
Starbucks Corp.	294,972	21,706,990
TJX Cos, Inc. (The)	97,431	4,926,111
Trip.com Group Ltd. (China) ADR*	620,366	16,079,887
		222,880,114

Health Care — 11.8%
AmerisourceBergen Corp.	146,959	14,809,058
Amgen, Inc.	28,979	6,834,987
Becton Dickinson and Co.	82,860	19,825,912
Bristol-Myers Squibb Co.	451,467	26,546,260
HCA Healthcare, Inc.	260,397	25,274,133
Johnson & Johnson	331,738	46,652,315
Merck & Co., Inc.	149,633	11,571,120
UnitedHealth Group, Inc.	140,161	41,340,487
		192,854,272

Financials — 10.2%
Berkshire Hathaway, Inc. - Class B*	360,724	64,392,841
CME Group, Inc.	68,884	11,196,405
Goldman Sachs Group, Inc. (The)	168,905	33,379,006
JPMorgan Chase & Co.	325,000	30,569,500
Signature Bank/NewYork NY	250,616	26,795,863
		166,333,615

Industrials — 9.2%
Boeing Co. (The)	34,536	6,330,449
Deere & Co.	168,320	26,451,488
FedEx Corp.	22,077	3,095,637
Honeywell International, Inc.	107,698	15,572,054
Hubbell, Inc.	220,002	27,579,451
Parker-Hannifin Corp.	104,544	19,159,779
Raytheon Technologies Corp.	392,445	24,182,461
Union Pacific Corp.	162,317	27,442,935
		149,814,254

Consumer Staples — 3.9%
Monster Beverage Corp.*	314,464	21,798,645
Philip Morris International, Inc.	373,434	26,162,786
Procter & Gamble Co. (The)	75,579	9,036,981
Unilever NV (United Kingdom)	135,253	7,204,927
		64,203,339

Energy — 2.5%
Chevron Corp.	172,149	15,360,855
Exxon Mobil Corp.	455,000	20,347,600
Schlumberger Ltd.	248,127	4,563,056
		40,271,511

Real Estate — 1.4%
Jones Lang LaSalle, Inc.	227,906	23,579,155

Materials — 1.0%
DuPont de Nemours, Inc.	306,133	16,264,846
Total Common Stocks		$1,629,198,680

Exchange Traded Fund — 0.6%
Utilities Select Sector SPDR Fund†	180,301	$10,174,385

Short-Term Investment Funds — 0.7%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	578,285	$578,285
Invesco Government & Agency Portfolio, Institutional Class, 0.09%**∞Ω	10,626,001	10,626,001
Total Short-Term Investment Funds		$11,204,286

Total Investment Securities — 100.8% (Cost $973,253,578)		$1,650,577,351

Liabilities in Excess of Other Assets — (0.8%)		(12,755,654)

Net Assets — 100.0%		$1,637,821,697

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2020 was $10,174,385

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

SPDR - Standard & Poor’s Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,629,198,680	$—	$—	$1,629,198,680
Exchanged Traded Fund	10,174,385	—	—	10,174,385
Short-Term Investment Funds	11,204,286	—	—	11,204,286
Total	$1,650,577,351	$—	$—	$1,650,577,351

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Large Cap Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 96.9%

Information Technology — 23.0%
Apple, Inc.	59,681	$21,771,629
Cisco Systems, Inc.	175,861	8,202,157
Citrix Systems, Inc.	70,357	10,406,504
Texas Instruments, Inc.	80,280	10,193,152
Visa, Inc. - Class A	66,468	12,839,624
		63,413,066

Financials — 15.8%
Berkshire Hathaway, Inc. - Class B*	93,490	16,688,900
BlackRock, Inc.	17,344	9,436,697
Charles Schwab Corp. (The)	158,048	5,332,540
Progressive Corp. (The)	101,744	8,150,712
Wells Fargo & Co.	154,817	3,963,315
		43,572,164

Consumer Discretionary — 15.7%
CarMax, Inc.*	115,891	10,378,039
Dollar Tree, Inc.*	69,768	6,466,098
Home Depot, Inc. (The)	44,792	11,220,844
Lowe’s Cos., Inc.	38,389	5,187,122
O’Reilly Automotive, Inc.*	23,885	10,071,588
		43,323,691

Communication Services — 11.0%
Alphabet, Inc. - Class C*	10,745	15,189,240
Fox Corp. - Class A	223,715	6,000,036
Verizon Communications, Inc.	166,826	9,197,117
		30,386,393

Materials — 9.0%
Air Products & Chemicals, Inc.	38,781	9,364,060
Martin Marietta Materials, Inc.	38,968	8,049,620
NewMarket Corp.	18,205	7,290,738
		24,704,418

Consumer Staples — 7.0%
Altria Group, Inc.	205,067	8,048,880
Nestle SA (Switzerland) ADR	100,414	11,089,722
		19,138,602

Industrials — 6.1%
FedEx Corp.	53,191	7,458,442
Norfolk Southern Corp.	53,183	9,337,339
		16,795,781

Health Care — 4.2%
Bristol-Myers Squibb Co.	90,148	5,300,702
Pfizer, Inc.	190,546	6,230,854
		11,531,556

Real Estate — 2.8%
STORE Capital Corp. REIT	327,590	7,799,918

Energy — 2.3%
Chevron Corp.	70,383	6,280,275
Total Common Stocks		$266,945,864

Short-Term Investment Fund — 3.6%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	9,867,418	$9,867,418

Total Investment Securities — 100.5% (Cost $220,202,313)		$276,813,282

Liabilities in Excess of Other Assets — (0.5%)		(1,247,751)

Net Assets — 100.0%		$275,565,531

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$266,945,864	$—	$—	$266,945,864
Short-Term Investment Fund	9,867,418	—	—	9,867,418
Total	$276,813,282	$—	$—	$276,813,282

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Large Company Growth Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 97.7%

Information Technology — 47.4%
Adobe, Inc.*	45,875	$19,969,846
Automatic Data Processing, Inc.	52,705	7,847,247
EPAM Systems, Inc.*	42,215	10,638,602
Global Payments, Inc.	29,020	4,922,372
GoDaddy, Inc. - Class A*	43,750	3,208,188
Intuit, Inc.	30,685	9,088,590
Mastercard, Inc. - Class A	16,475	4,871,658
Microsoft Corp.	113,875	23,174,701
PayPal Holdings, Inc.*	80,575	14,038,582
Visa, Inc. - Class A	49,475	9,557,086
		107,316,872

Communication Services — 19.7%
Alphabet, Inc. - Class A*	10,585	15,010,059
Facebook, Inc. - Class A*	43,275	9,826,454
Sirius XM Holdings, Inc.	959,025	5,629,477
Tencent Holdings Ltd. (China) ADR	219,825	14,068,800
		44,534,790

Health Care — 13.8%
Abbott Laboratories	44,925	4,107,493
Becton Dickinson and Co.	11,100	2,655,897
Boston Scientific Corp.*	87,450	3,070,370
Elanco Animal Health, Inc.*	88,700	1,902,615
Neurocrine Biosciences, Inc.*	30,325	3,699,650
UnitedHealth Group, Inc.	22,900	6,754,355
Varian Medical Systems, Inc.*	27,320	3,347,246
Zoetis, Inc.	42,550	5,831,052
		31,368,678

Consumer Discretionary — 12.4%
Alibaba Group Holding Ltd. (China) ADR*	61,200	13,200,840
Amazon.com, Inc.*	3,900	10,759,398
Burlington Stores, Inc.*	21,150	4,165,070
		28,125,308

Financials — 2.7%
Aon PLC - Class A	31,400	6,047,640

Consumer Staples — 1.7%
Monster Beverage Corp.*	55,300	3,833,396
Total Common Stocks		$221,226,684

Short-Term Investment Fund — 2.4%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	5,364,412	$5,364,412

Total Investment Securities — 100.1% (Cost $118,826,101)		$226,591,096

Liabilities in Excess of Other Assets — (0.1%)		(223,796)

Net Assets — 100.0%		$226,367,300

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$221,226,684	$—	$—	$221,226,684
Short-term Investment Fund	5,364,412	—	—	5,364,412
Total	$226,591,096	$—	$—	$226,591,096

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Ohio Tax-Free Bond Fund – June 30, 2020

Principal		Interest	Maturity	Market
Amount		Rate	Date	Value
	Fixed Rate Revenue Bonds — 65.7%
$500,000	New Albany OH Cmnty Auth (Ref) Ser C	5.000%	10/01/24	$549,465
375,000	Univ of Akron OH (Ref) Ser A	5.000	01/01/28	418,418
750,000	Cleveland OH Income Tax Rev (Ref Sub Lien) Ser B 2	5.000	10/01/29	893,467
500,000	Hamilton Co OH Hosp Facs Rev (Uc Hlth)	5.000	02/01/30	558,910
1,000,000	Butler Co OH Hosp Facs (Ref Cincinnati Children’s Hosp)	5.000	05/15/30	1,318,420
1,000,000	Hamilton Co OH Student Rev (Ref Stratford Heights Proj)	5.000	06/01/30	1,003,580
200,000	Dayton OH Wtr Sys Rev	4.000	12/01/30	233,950
1,000,000	Green OH Cmnty Learning Ctr (Ref)	4.000	12/01/30	1,072,150
500,000	Butler Co OH Hosp Facs (Kettering Health Network Oblig)	5.250	04/01/31	513,545
1,000,000	Wright OH St Univ (Gen Recpts) Ser A	5.000	05/01/31	1,021,030
750,000	Middleburg Heights OH Hosp Rev (Facs Southwest Gen)	5.125	08/01/31	778,080
1,000,000	Cuyahoga Co OH COP (Convention Hotel Proj)	5.000	12/01/32	1,083,300
1,060,000	OH St EDR (Enterprise Bd Fd) Ser 7	4.750	12/01/32	1,078,423
500,000	OH St Univ Ser A	4.000	12/01/32	557,295
150,000	OH Univ Gen Recpts Athens (Ref) Ser A	5.000	12/01/32	185,256
390,000	Port Of Gtr Cincinnati Dev Aut	4.000	12/01/32	460,414
300,000	Port Of Gtr Cincinnati Dev Aut (Ref St.Xavier High Sch Inc Pro)	4.000	04/01/33	330,300
265,000	OH St Hgr Edl Fac Commis (Ref Xavier Univ) Ser C	5.000	05/01/33	293,776
1,080,000	Hamilton Co OH Hosp Facs Rev (Ref Cincinnati Childrens Hosp)	5.000	05/15/33	1,216,955
970,000	Franklin Co OH Sales Tax Rev (Various Purpose)	4.000	06/01/33	1,155,900
1,000,000	Hamilton Co OH EDR (Ref King Highland Cmnty Urban)	5.000	06/01/33	1,181,050
2,000,000	Cincinnati OH EDR (U Square The Loop Proj)	5.000	11/01/33	2,117,960
525,000	OH St Univ Ser A	4.000	12/01/33	581,275
265,000	Cleveland OH Wtr Rev (Ref) Ser Y	4.000	01/01/34	287,443
500,000	OH St Hgr Edl Fac Commis (Ref Univ Findlay Proj)	5.000	03/01/34	537,990
625,000	Hamilton Co OH Hosp Facs Rev (Ref Cincinnati Childrens Hosp)	5.000	05/15/34	703,187
500,000	Cuyahoga Co OH Sales Tax Rev (Ref)	5.000	12/01/34	584,085
570,000	Miami Univ OH (Ref)	5.000	09/01/35	687,312
1,085,000	Cincinnati OH Urban Redev Rev (Mercer Commons Phase 2 Proj) Ser B	5.000	11/01/35	1,285,855
500,000	Polaris Career Ctr OH COP	5.000	11/01/35	597,100
200,000	Clermont Co OH Port Auth Lease (W Clermont Local Sch Dist Proj)	5.000	12/01/35	237,462
290,000	OH St Hgr Edl Fac Commis (University Of Dayton 2018 Pro) Ser A	4.000	12/01/35	314,633
500,000	OH St Hgr Edl Fac Commis (Ref Higher Eductnl Fac John Ca)	5.000	04/01/36	551,725
550,000	Franklin Co OH Hosp Facs Rev (Ref Nationwide Childrens Hosp)	4.000	11/01/36	629,354
1,000,000	OH St Parks & Recreation Cap (Lease Approp Impt Fund Projs S)	5.000	12/01/36	1,257,070
500,000	Cleveland OH Arpt Sys Rev (Ser B)	5.000	01/01/37	596,070
1,000,000	Univ Of Cincinnati OH Recpts (Ref ) Ser A	5.000	06/01/37	1,242,670
340,000	Confluence Cmnty Auth OH (Stadium & Sports Proj)	4.000	05/01/39	390,276
160,000	Warren Co. OH Hlth Care Facs (Ref Otterbein Homes Ser A)	4.000	07/01/39	171,491
250,000	OH St Hgr Edl Fac Commis (Denison Univ Proj)	5.000	11/01/39	316,223
1,000,000	OH St Hosp Fac Rev (Cleveland Clinic Hlth Sys Obli)	4.000	01/01/40	1,139,240
500,000	Hamilton Co. Oh Hosp Facs Rev (Ref Trihealth Inc Obligated Gr)	5.000	08/15/40	619,380
245,000	Hamilton Co OH Hosp Facs Rev (Uc Hlth)	5.000	09/15/40	296,296
1,000,000	Allen Co. Oh Hosp Facs Rev (Ref Bon Secours Mercy Health I)	4.000	12/01/40	1,138,630
315,000	Akron OH Income Tax Rev	4.000	12/01/41	354,873
	Total Fixed Rate Revenue Bonds			$32,541,284

	General Obligation Bonds — 19.3%
835,000	Licking Heights OH LSD UTGO	6.400	12/01/28	1,071,739
1,000,000	Toledo OH CSD (Ref Sch Facs Impt) UTGO	5.000	12/01/32	1,135,410
300,000	Upper Arlington OH (Ref Various Purpose) LTGO	4.000	12/01/32	339,879
345,000	Bowling Green OH CSD (Ref) UTGO	5.000	12/01/34	411,830
700,000	Miami Vly Career Tech Center O UTGO	4.000	12/01/34	821,674
500,000	Three Rivers OH LSD (Ref) UTGO	5.000	12/01/34	587,155
500,000	Cuyahoga Co. Oh (Ser A) LTGO	3.000	12/01/35	538,100
500,000	Dublin OH (Ser A) LTGO	5.000	12/01/35	637,575

Touchstone Ohio Tax-Free Bond Fund (Continued)

Principal		Interest	Maturity	Market
Amount		Rate	Date	Value
	General Obligation Bonds — 19.3% (Continued)
$435,000	Miami Trace OH LSD UTGO	5.000%	12/01/35	$524,036
200,000	Milford OH Exempt Vlg Sch Dist (Ref) UTGO	5.000	12/01/35	238,106
500,000	Lakewood OH (Ref) LTGO	5.000	12/01/36	614,430
500,000	Greene Co OH Votech Sch Dist (Sch Facs Construction & Impt) UTGO	4.000	12/01/37	585,585
1,000,000	Hamilton Co OH (Ref ) LTGO Ser A	5.000	12/01/37	1,244,810
300,000	Lexington OH LSD (Ser A) UTGO	4.000	10/01/39	351,429
400,000	Athens OH CSD (Ser A) UTGO	4.000	12/01/40	464,736
	Total General Obligation Bonds			$9,566,494

	Pre-refunded/Escrowed to Maturity(A) — 12.1%
350,000	Montgomery Co OH Rev (Prerefunded Catholic Hlth Initiatives) Pre-refunded @ $100	5.250	05/01/29	403,326
650,000	Montgomery Co OH Rev (Unrefunded Catholic Hlth Initiatives) Pre-refunded @ $100	5.250	05/01/29	737,679
345,000	Univ of Toledo OH Ser B Pre-refunded @ $100	5.000	06/01/29	359,138
1,000,000	Kent OH St Univ Rev (Gen Recpts) Ser A Pre-refunded @ $100	4.500	05/01/32	1,076,990
1,000,000	Hamilton Co OH Hlth Care Facs (Christ Hosp Proj) Pre-refunded @ $100	5.250	06/01/32	1,093,790
250,000	Lakewood OH CSD (Sch Facs Impt) UTGO Ser A Pre-refunded @ $100	5.000	11/01/33	276,650
475,000	Cincinnati OH Wtr Sys Rev Ser A Pre-refunded @ $100	5.000	12/01/35	591,617
1,250,000	Brecksville-Broadview Heights OH CSD (Sch Facs Impt) UTGO (Pre-refunded @ $100)	5.000	12/01/38	1,448,462
	Total Pre-refunded/Escrowed to Maturity			$5,987,652

	Variable Rate Demand Notes(B)(C)(D) — 3.2%
750,000	Allen Co OH Hosp Facs Rev (Adj Catholic Healthcare C) (LOC: Union Bank NA)	0.040	06/01/34	750,000
500,000	OH St Hgr Edl Fac Commis (Hosp Cleveland Clinic Hlth Sys) (LIQ: Bank of NY Mellon Trust)	0.030	01/01/39	500,000
300,000	OH St Hgr Edl Fac Commis (Variable Cleveland Clinic Hosp) Ser B 3 (LIQ: U.S. Bank N.A.)	0.020	01/01/39	300,000
	Total Variable Rate Demand Notes			$1,550,000

	Total Investment Securities — 100.3% (Cost $45,968,818)			$49,645,430

	Liabilities in Excess of Other Assets — (0.3%)			(135,756)

	Net Assets — 100.0%			$49,509,674

(A)	Bonds denoted as pre-refunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated are the stipulated pre-refunded dates.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(C)	Floating and variable rate demand notes (“put bonds”) earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The interest rates shown are the coupon rates in effect at June 30, 2020. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

(D)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through the demand feature.

As of June 30, 2020, the Touchstone Ohio Tax-Free Bond Fund was invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers, the interest from which is exempt from Ohio personal income tax. The Touchstone Ohio Tax-Free Bond Fund is a non-diversified Fund under the Investment Company Act of 1940. Thus, the Fund may invest in fewer issuers than those of a diversified fund. As of June 30, 2020, there were no investments of 10% or greater in any one issuer held by the Fund.

Portfolio Abbreviations:

COP – Certificates of Participation

CSD – City School District

EDR – Economic Development Revenue

LIQ - Liquidity Agreement

LOC – Letter of Credit

LSD – Local School District

LTGO – Limited Tax General Obligation

UTGO – Unlimited Tax General Obligation

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$49,645,430	$—	$49,645,430

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Small Company Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 95.8%

Health Care — 22.1%
Addus HomeCare Corp.*	91,300	$8,450,728
Bio-Rad Laboratories, Inc. - Class A*	17,364	7,839,672
Bio-Techne Corp.	30,476	8,047,797
Chemed Corp.	18,428	8,312,318
Encompass Health Corp.	134,200	8,311,006
Ensign Group, Inc. (The)	202,000	8,453,700
Globus Medical, Inc. - Class A*	182,951	8,728,592
Haemonetics Corp.*	166,948	14,951,863
HMS Holdings Corp.*	256,300	8,301,557
Integra LifeSciences Holdings Corp.*	174,789	8,213,335
NuVasive, Inc.*	150,230	8,361,802
Omnicell, Inc.*	121,242	8,562,110
Premier, Inc. - Class A*	417,513	14,312,346
Providence Service Corp. (The)*	107,672	8,496,397
Tactile Systems Technology, Inc.*	200,435	8,304,022
Vericel Corp.*	649,400	8,974,708
Vocera Communications, Inc.*	453,900	9,622,680
		156,244,633

Information Technology — 21.7%
8x8, Inc.*	470,961	7,535,376
Aspen Technology, Inc.*	79,106	8,196,173
Cerence, Inc.*	194,827	7,956,735
Envestnet, Inc.*	118,800	8,736,552
ExlService Holdings, Inc.*	129,424	8,205,482
J2 Global, Inc.*	230,319	14,558,464
KBR, Inc.	360,156	8,121,518
MAXIMUS, Inc.	116,201	8,186,360
Nice Ltd. ADR (Israel)*	41,320	7,819,397
Nuance Communications, Inc.*	310,818	7,865,249
Onto Innovation, Inc.*	527,778	17,965,563
Qualys, Inc.*	71,987	7,488,088
SPS Commerce, Inc.*	107,500	8,075,400
Tower Semiconductor Ltd. (Israel)*	451,800	8,624,862
Verint Systems, Inc.*	359,177	16,227,617
WNS Holdings Ltd. ADR (India)*	150,500	8,274,490
		153,837,326

Industrials — 19.9%
Aerojet Rocketdyne Holdings, Inc.*	204,200	8,094,488
ASGN, Inc.*	127,823	8,523,238
Clean Harbors, Inc.*	241,994	14,514,800
Comfort Systems USA, Inc.	209,825	8,550,369
Crane Co.	142,652	8,482,088
Curtiss-Wright Corp.	180,200	16,088,256
ITT, Inc.	141,044	8,284,925
John Bean Technologies Corp.	107,500	9,247,150
Quanta Services, Inc.	457,845	17,961,259
RBC Bearings, Inc.*	59,100	7,921,764
Rexnord Corp.	300,120	8,748,498
SkyWest, Inc.	233,601	7,620,065
Watts Water Technologies, Inc. - Class A	102,933	8,337,573
Woodward, Inc.	105,418	8,175,166
		140,549,639

Consumer Discretionary — 14.7%
Aritzia, Inc. (Canada)*	577,108	8,081,042
Bloomin’ Brands, Inc.	713,474	7,605,633
Fox Factory Holding Corp.*	102,300	8,451,003
frontdoor, Inc.*	396,767	17,588,681
Oxford Industries, Inc.	176,300	7,758,963
Skyline Champion Corp.*	321,900	7,835,046
Steven Madden Ltd.	302,117	7,459,269
Strategic Education, Inc.	100,900	15,503,285
Texas Roadhouse, Inc.	138,459	7,278,790
TopBuild Corp.*	65,326	7,432,139
Zumiez, Inc.*	318,600	8,723,268
		103,717,119

Financials — 9.1%
Evercore, Inc. - Class A	278,900	16,432,788
Glacier Bancorp, Inc.	222,214	7,841,932
TCF Financial Corp.	497,986	14,650,748
Webster Financial Corp.	297,314	8,506,153
Western Alliance Bancorp	223,896	8,478,941
WSFS Financial Corp.	306,206	8,788,112
		64,698,674

Real Estate — 4.8%
Corporate Office Properties Trust REIT	703,457	17,825,600
Healthcare Realty Trust, Inc. REIT	280,200	8,207,058
STAG Industrial, Inc. REIT	268,700	7,878,284
		33,910,942

Communication Services — 3.5%
Cargurus, Inc.*	317,500	8,048,625
Cogent Communications Holdings, Inc.	103,475	8,004,826
QuinStreet, Inc.*	842,871	8,816,431
		24,869,882
Total Common Stocks		$677,828,215

Short-Term Investment Fund — 4.9%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	34,501,867	$34,501,867

Total Investment Securities — 100.7%
(Cost $604,172,067)		$712,330,082

Liabilities in Excess of Other Assets — (0.7%)		(5,130,915)

Net Assets — 100.0%		$707,199,167

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$677,828,215	$—	$—	$677,828,215
Short-term Investment Fund	34,501,867	$—	$—	$34,501,867
Total	$712,330,082	$—	$—	$712,330,082

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Value Fund – June 30, 2020

		Market
	Shares	Value
Common Stocks — 97.8%

Financials — 22.7%
American Express Co.	35,097	$3,341,234
American International Group, Inc.	286,503	8,933,164
Chubb Ltd.	54,360	6,883,063
Citigroup, Inc.	70,224	3,588,446
Goldman Sachs Group, Inc. (The)	32,133	6,350,123
JPMorgan Chase & Co.	57,051	5,366,217
New York Community Bancorp, Inc.	396,430	4,043,586
Northern Trust Corp.	54,018	4,285,788
US Bancorp	180,363	6,640,966
Wells Fargo & Co.	180,511	4,621,082
Willis Towers Watson PLC	20,587	4,054,610
		58,108,279

Industrials — 16.3%
AECOM*	88,916	3,341,463
Deere & Co.	40,365	6,343,360
General Dynamics Corp.	20,206	3,019,989
Jacobs Engineering Group, Inc.	22,321	1,892,821
JB Hunt Transport Services, Inc.	59,851	7,202,469
Quanta Services, Inc.	40,163	1,575,595
Raytheon Technologies Corp.	93,445	5,758,081
Stanley Black & Decker, Inc.	50,992	7,107,265
Westinghouse Air Brake Technologies Corp.	92,597	5,330,809
		41,571,852

Consumer Discretionary — 12.9%
Advance Auto Parts, Inc.	59,341	8,453,126
Aramark	313,618	7,078,358
Dollar General Corp.	16,832	3,206,664
Lennar Corp. - Class A	104,164	6,418,586
Lowe’s Cos., Inc.	58,933	7,963,027
		33,119,761

Health Care — 10.6%
Anthem, Inc.	21,080	5,543,618
CVS Health Corp.	125,459	8,151,071
Medtronic PLC	74,026	6,788,184
UnitedHealth Group, Inc.	22,692	6,693,005
		27,175,878

Information Technology — 10.2%
Broadcom, Inc.	23,582	7,442,715
Cognizant Technology Solutions Corp. - Class A	109,150	6,201,903
Oracle Corp.	47,900	2,647,433
QUALCOMM, Inc.	47,806	4,360,385
Texas Instruments, Inc.	42,885	5,445,108
		26,097,544

Energy — 8.4%
Chevron Corp.	66,228	5,909,524
Hess Corp.	76,317	3,953,984
Phillips 66	115,112	8,276,553
Valero Energy Corp.	55,347	3,255,511
		21,395,572

Materials — 6.8%
Air Products & Chemicals, Inc.	25,180	6,079,963
Corteva, Inc.	247,082	6,619,327
DuPont de Nemours, Inc.	90,612	4,814,216
		17,513,506

Utilities — 3.4%
Edison International	51,182	2,779,694
Exelon Corp.	159,735	5,796,783
		8,576,477

Communication Services — 2.4%
Comcast Corp. - Class A	154,817	6,034,767

Real Estate — 2.1%
MGM Growth Properties LLC - Class A REIT	197,180	5,365,268

Consumer Staples — 2.0%
Coca-Cola European Partners PLC (United Kingdom)	134,173	5,066,372
Total Common Stocks		$250,025,276

Short-Term Investment Fund — 2.3%
Dreyfus Government Cash Management, Institutional Shares, 0.09%∞Ω	5,972,889	$5,972,889

Total Investment Securities — 100.1% (Cost $233,459,641)		$255,998,165

Liabilities in Excess of Other Assets — (0.1%)		(282,703)

Net Assets — 100.0%		$255,715,462

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2020.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$250,025,276	$—	$—	$250,025,276
Short-Term Investment Fund	5,972,889	—	—	5,972,889
Total	$255,998,165	$—	$—	$255,998,165

See accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities

June 30, 2020

			Touchstone
		Touchstone	International	Touchstone	Touchstone
	Touchstone	International	Growth	International	Large Cap	Touchstone
	Balanced	Equity	Opportunities	Small Cap	Focused	Large Cap
	Fund	Fund	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$262,806,592	$125,854,841	$22,387,075	$65,573,753	$973,253,578	$220,202,313
Investments, at market value (A)	$388,952,806	$125,411,543	$31,404,998	$73,365,270	$1,650,577,351	$276,813,282
Cash	1	—	—	—	1	—
Cash deposits held at prime broker (B)	127,016	—	—	—	—	—
Foreign currency (C)	—	24,071	—	58,978	—	—
Dividends and interest receivable	1,020,439	134,702	2,893	178,430	911,572	408,043
Receivable for capital shares sold	589,480	37,182	290	6,443	607,969	601,823
Receivable for investments sold	103,402	321,552	—	681,462	1,616,071	—
Receivable for variation margin on futures contracts	14,375	—	—	—	—	—
Receivable for securities lending income	23	1,028	—	53	4,330	—
Tax reclaim receivable	1,273	397,654	13,684	128,154	7,150	—
Other assets	8,558	6,187	8,230	12,324	17,353	8,021
Total Assets	390,817,373	126,333,919	31,430,095	74,431,114	1,653,741,797	277,831,169

Liabilities
Bank overdrafts	—	8,032	111	—	—	1,267,161
Due to prime broker (C)	—	—	3	—	—	—
Dividends payable	—	—	—	—	—	—
Payable for return of collateral for securities on loan	—	8,134,603	—	—	10,626,001	—
Payable for capital shares redeemed	378,271	48,681	15,000	125,519	2,278,357	675,907
Payable for investments purchased	515,535	—	—	—	1,108,142	—
Payable to Investment Advisor	159,376	71,792	6,514	55,236	788,335	129,387
Payable to other affiliates	118,625	23,601	783	7,531	355,185	9,919
Payable to Trustees	11,130	11,130	11,130	11,130	11,130	11,130
Payable for transfer agent services	184,368	101,060	7,596	82,548	660,045	129,059
Payable for reports to shareholders	10,626	12,314	9,301	11,840	23,633	14,042
Payable for professional services	33,592	45,777	38,280	36,285	45,794	25,572
Other accrued expenses and liabilities	12,971	19,380	8,996	25,981	23,478	3,461
Total Liabilities	1,424,494	8,476,370	97,714	356,070	15,920,100	2,265,638
Net Assets	$389,392,879	$117,857,549	$31,332,381	$74,075,044	$1,637,821,697	$275,565,531

Net assets consist of:
Paid-in capital	$257,769,099	$125,339,127	$28,018,333	$87,207,531	$936,863,655	$219,192,966
Distributable earnings	131,623,780	(7,481,578)	3,314,048	(13,132,487)	700,958,042	56,372,565
Net Assets	$389,392,879	$117,857,549	$31,332,381	$74,075,044	$1,637,821,697	$275,565,531
(A) Includes market value of securities on loan of:	$—	$7,818,356	$—	$—	$10,174,385	$—
(B) Represents segregated cash for futures contracts.
(C) Cost of foreign currency:	$—	$24,216	$—	$59,472	$—	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone
Large Company	Ohio Tax-Free	Small	Touchstone
Growth	Bond	Company	Value
Fund	Fund	Fund	Fund

$118,826,101	$45,968,818	$604,172,067	$233,459,641
$226,591,096	$49,645,430	$712,330,082	$255,998,165
—	43,895	969,633	—
—	—	—	—
—	—	37	—
47,961	308,306	384,791	425,895
505,225	47,587	231,526	85,877
—	—	6,461,263	—
—	—	—	—
40	—	—	—
4,088	—	1,397	—
11,979	3,944	14,843	17,298
227,160,389	50,049,162	720,393,572	256,527,235

—	—	—	—
—	—	—	—
—	17,614	—	—
—	—	—	—
107,379	107,076	1,248,978	514,402
492,522	330,465	10,721,603	—
94,193	14,745	408,688	126,242
9,187	2,415	143,359	10,803
11,130	11,130	11,130	11,130
41,004	13,516	585,871	104,585
9,858	9,405	33,804	15,317
24,959	26,157	32,107	25,398
2,857	6,965	8,865	3,896
793,089	539,488	13,194,405	811,773
$226,367,300	$49,509,674	$707,199,167	$255,715,462

$95,527,102	$45,876,730	$647,082,678	$231,297,953
130,840,198	3,632,944	60,116,489	24,417,509
$226,367,300	$49,509,674	$707,199,167	$255,715,462
$—	$—	$—	$—

$—	$—	$37	$—

Statements of Assets and Liabilities (Continued)

			Touchstone
		Touchstone	International	Touchstone	Touchstone
	Touchstone	International	Growth	International	Large Cap	Touchstone
	Balanced	Equity	Opportunities	Small Cap	Focused	Large Cap
	Fund	Fund	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$250,297,640	$77,744,158	$776,624	$1,217,659	$1,120,305,427	$2,989,018
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,581,636	5,581,901	34,720	100,322	26,482,408	229,167
Net asset value price per share*	$21.61	$13.93	$22.37	$12.14	$42.30	$13.04
Maximum sales charge - Class A shares	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$22.75	$14.66	$23.55	$12.78	$44.53	$13.73

Pricing of Class C Shares
Net assets applicable to Class C shares	$44,173,855	$2,073,255	$403,234	$607,704	$37,450,384	$5,376,117
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,033,711	159,607	18,617	51,525	956,379	420,318
Net asset value and offering price per share**	$21.72	$12.99	$21.66	$11.79	$39.16	$12.79

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$94,921,384	$23,835,234	$867,389	$68,423,461	$352,102,804	$206,798,216
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,429,742	1,735,525	38,510	5,503,742	8,348,084	15,822,483
Net asset value, offering price and redemption price per share	$21.43	$13.73	$22.52	$12.43	$42.18	$13.07

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$—	$14,204,902	$29,285,134	$3,826,220	$127,963,082	$60,402,180
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	1,036,392	1,294,031	305,616	3,029,118	4,613,598
Net asset value, offering price and redemption price per share	$—	$13.71	$22.63	$12.52	$42.24	$13.09

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—

* There is no sales load on subscriptions of $1 million or more for all funds except for Ohio Tax-Free Bond Fund. There is no sales load on subscriptions of $500,000 or more for Ohio Tax-Free Bond Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone
Large Company	Ohio Tax-Free	Small	Touchstone
Growth	Bond	Company	Value
Fund	Fund	Fund	Fund

$2,111,755	$32,059,768	$420,822,345	$24,567,194

44,494	2,709,340	103,600,986	3,090,244
$47.46	$11.83	$4.06	$7.95
5.00%	3.25%	5.00%	5.00%

$49.96	$12.23	$4.27	$8.37

$592,112	$2,049,835	$21,204,284	$2,175,280

12,893	172,922	10,673,565	274,407
$45.93	$11.85	$1.99	$7.93

$24,062,294	$2,615,529	$189,336,205	$75,027,894

501,658	220,774	41,838,529	9,397,532

$47.97	$11.85	$4.53	$7.98

$199,601,139	$12,784,542	$11,269,286	$153,945,094

4,142,874	1,079,591	2,495,354	19,344,811

$48.18	$11.84	$4.52	$7.96

$—	$—	$64,567,047	$—

—	—	15,406,274	—

$—	$—	$4.19	$—

Statements of Operations

For the Year Ended June 30, 2020

			Touchstone
		Touchstone	International	Touchstone	Touchstone
	Touchstone	International	Growth	International	Large Cap	Touchstone
	Balanced	Equity	Opportunities	Small Cap	Focused	Large Cap
	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income
Dividends(A)	$4,227,996	$2,493,225	$307,084	$1,952,873	$27,845,718	$5,927,049
Interest	3,859,877	—	—	—	—
Income from securities loaned	1,382	17,863	12,846	85,528	64,883	725
Total Investment Income	8,089,255	2,511,088	319,930	2,038,401	27,910,601	5,927,774
Expenses
Investment advisory fees	1,887,829	943,728	261,806	1,256,743	10,024,992	1,730,730
Administration fees	518,471	195,487	47,452	191,819	2,428,748	418,260
Compliance fees and expenses	2,347	2,347	2,347	2,347	2,347	2,347
Custody fees	43,474	32,688	17,280	94,255	29,150	13,908
Professional fees	39,224	53,730	39,612	44,910	63,372	27,634
Transfer Agent fees, Class A	169,714	99,975	1,533	3,570	600,358	3,035
Transfer Agent fees, Class C	31,793	5,257	450	1,639	33,728	2,644
Transfer Agent fees, Class Y	62,367	27,938	3,218	94,879	379,531	167,417
Transfer Agent fees, Institutional Class	—	278	8,629	20,807	55,498	5,715
Transfer Agent fees, Class R6	—	—	—	—	—	—
Registration Fees, Class A	26,478	25,584	14,789	15,430	34,022	19,264
Registration Fees, Class C	17,159	10,620	4,547	10,960	15,727	11,366
Registration Fees, Class Y	22,131	17,142	11,255	19,193	20,767	26,706
Registration Fees, Institutional Class	—	6,906	7,505	20,031	32,339	14,885
Registration Fees, Class R6	—	—	—	—	—	—
Reports to Shareholders, Class A	11,364	10,859	4,961	4,979	23,269	5,271
Reports to Shareholders, Class C	7,307	5,395	4,878	5,175	7,803	5,456
Reports to Shareholders, Class Y	10,564	6,861	5,214	10,061	20,735	18,381
Reports to Shareholders, Institutional Class	—	5,173	4,907	5,841	14,463	5,327
Reports to Shareholders, Class R6	—	—	—	—	—	—
Distribution expenses, Class A	615,775	222,645	2,022	4,568	2,846,910	8,020
Distribution and shareholder servicing expenses, Class C	395,438	28,521	2,690	10,691	406,720	66,195
Trustee fees	23,537	23,537	23,537	23,537	23,537	23,537
Other expenses	127,690	90,701	28,029	97,364	674,641	91,277
Total Expenses	4,012,662	1,815,372	496,661	1,938,799	17,738,657	2,667,375
Fees waived by the Advisor and/or Affiliates(B)	(240,184)	(178,164)	(198,001)	(248,131)	(1,862,662)	(414,100)
Net Expenses	3,772,478	1,637,208	298,660	1,690,668	15,875,995	2,253,275
Net Investment Income (Loss)	4,316,777	873,880	21,270	347,733	12,034,606	3,674,499
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(C)	42,305,516	(1,068,213)	(793,490)	(6,905,684)	346,567,982	144,355
Net realized gains (losses) on foreign currency transactions	—	(80,783)	4,844	(4,021)	—	—
Net realized losses on futures contracts	(340,462)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(12,002,059)	(8,850,963)	1,743,709	(18,564,444)	(208,421,193)	(5,779,963)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	6,629	16	(2,897)	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	18,930	—	—	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	29,981,925	(9,993,330)	955,079	(25,477,046)	138,146,789	(5,635,608)
Change in Net Assets Resulting from Operations	$34,298,702	$(9,119,450)	$976,349	$(25,129,313)	$150,181,395	$(1,961,109)
(A)Net of foreign tax withholding of:	$35,700	$262,244	$21,926	$176,088	$58,343	$41,385
(B)See Note 4 in Notes to Financial Statements.
(C)For the year ended June 30, 2020, Large Cap Focused Fund had redemptions-in- kind of securities in the amount of $185,676,263. Net realized gains (losses) on investments includes the realized gain on the transactions of $161,037,407, which will not be recognized by the Fund for tax purposes.

See accompanying Notes to Financial Statements.

Statements of Operations (Continued)

Touchstone	Touchstone
Large Company	Ohio	Touchstone	Touchstone
Growth	Tax-Free Bond	Small Company	Value
Fund	Fund	Fund	Fund

$987,851	$187	$7,360,992	$7,597,745
—	1,661,584	—	—
1,753	—	42,166	431
989,604	1,661,771	7,403,158	7,598,176

1,308,574	245,618	5,948,726	2,018,396
302,427	71,229	1,288,115	450,258
2,347	2,347	2,347	2,347
12,560	4,226	42,135	11,535
27,819	26,782	38,916	29,700
1,616	16,538	612,410	30,569
398	1,118	37,571	1,625
18,124	2,433	270,048	76,190
64,172	700	6,735	98,619
—	—	615	—
14,361	11,306	32,012	13,828
7,233	5,809	15,915	10,619
18,664	5,240	23,001	18,225
19,542	4,574	10,847	21,949
—	—	14,402	—
4,754	5,474	38,598	7,836
4,875	4,922	7,609	5,170
5,426	4,951	37,742	11,008
6,359	4,940	6,730	12,221
—	—	8,136	—
4,234	80,398	1,261,088	74,343

4,415	24,077	275,545	29,323
23,537	23,537	23,537	23,537
28,165	32,554	228,123	49,660
1,879,602	578,773	10,230,903	2,996,958
(334,988)	(185,516)	(828,925)	(627,311)
1,544,614	393,257	9,401,978	2,369,647
(555,010)	1,268,514	(1,998,820)	5,228,529

28,792,111	(25,576)	(12,277,476)	4,605,555
—	—	404,039	—
—	—	—	—
11,444,230	861,083	(82,101,153)	(33,559,870)

—	—	—	—

—	—	—	—

40,236,341	835,507	(93,974,590)	(28,954,315)
$39,681,331	$2,104,021	$(95,973,410)	$(23,725,786)
$—	$—	$—	$—

Statements of Changes in Net Assets

					Touchstone
			Touchstone		International
	Touchstone		International		Growth
	Balanced Fund		Equity Fund		Opportunities Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019	2020	2019
From Operations
Net investment income (loss)	$4,316,777	$4,592,005	$873,880	$2,132,436	$21,270	$5,340
Net realized gains (losses) on investments, foreign currency transactions and futures contracts	41,965,054	11,328,793	(1,148,996)	987,326	(788,646)	(4,917,129)
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures contracts	(11,983,129)	14,547,961	(8,844,334)	(5,801,966)	1,743,725	3,313,241
Change in Net Assets from Operations	34,298,702	30,468,759	(9,119,450)	(2,682,204)	976,349	(1,598,548)

Distributions to Shareholders:
Distributed earnings, Class A	(29,089,903)	(14,828,141)	(4,839,678)	(13,527,353)	—	(96,098)
Distributed earnings, Class C	(4,497,775)	(2,152,416)	(132,585)	(697,755)	—	(23,263)
Distributed earnings, Class Y	(8,553,810)	(3,937,083)	(2,047,719)	(5,855,380)	—	(327,855)
Distributed earnings, Institutional Class	—	—	(585,637)	(322,138)	(2,978)	(4,250,657)
Total Distributions	(42,141,488)	(20,917,640)	(7,605,619)	(20,402,626)	(2,978)	(4,697,873)

Change in Net Assets from Share Transactions(A)	58,180,563	20,066,055	(20,781,556)	(6,377,476)	(4,362,971)	6,952,126

Total Increase (Decrease) in Net Assets	50,337,777	29,617,174	(37,506,625)	(29,462,306)	(3,389,600)	655,705

Net Assets
Beginning of period	339,055,102	309,437,928	155,364,174	184,826,480	34,721,981	34,066,276
End of period	$389,392,879	$339,055,102	$117,857,549	$155,364,174	$31,332,381	$34,721,981

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 72 - 75.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone				Touchstone
International		Large Cap		Touchstone		Large Company
Small Cap Fund		Focused Fund		Large Cap Fund		Growth Fund
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
2020	2019	2020	2019	2020	2019	2020	2019

$347,733	$2,399,320	$12,034,606	$15,868,059	$3,674,499	$2,836,859	$(555,010)	$(552,404)

(6,909,705)	(11,891,504)	346,567,982	252,285,256	144,355	41,233,499	28,792,111	16,773,549

(18,567,341)	(15,254,858)	(208,421,193)	(98,767,694)	(5,779,963)	(21,949,713)	11,444,230	5,681,900
(25,129,313)	(24,747,042)	150,181,395	169,385,621	(1,961,109)	22,120,645	39,681,331	21,903,045

(44,657)	(348,193)	(131,578,336)	(118,892,191)	(218,888)	(17,881)	(108,767)	(73,858)
(23,075)	(157,413)	(4,739,957)	(6,543,243)	(440,616)	—	(31,405)	(12,084)
(2,154,457)	(9,166,622)	(46,568,506)	(41,722,772)	(14,927,652)	(2,046,031)	(1,238,482)	(1,058,842)
(1,263,401)	(10,641,767)	(12,116,401)	(7,761,439)	(5,380,266)	(635,594)	(14,021,254)	(12,527,470)
(3,485,590)	(20,313,995)	(195,003,200)	(174,919,645)	(20,967,422)	(2,699,506)	(15,399,908)	(13,672,254)

(98,758,703)	(69,390,792)	(49,295,124)	10,391,963	14,194,362	(102,688,339)	(23,706,216)	(26,431,941)

(127,373,606)	(114,451,829)	(94,116,929)	4,857,939	(8,734,169)	(83,267,200)	575,207	(18,201,150)

201,448,650	315,900,479	1,731,938,626	1,727,080,687	284,299,700	367,566,900	225,792,093	243,993,243
$74,075,044	$201,448,650	$1,637,821,697	$1,731,938,626	$275,565,531	$284,299,700	$226,367,300	$225,792,093

Statements of Changes in Net Assets (Continued)

	Touchstone
	Ohio Tax-Free		Touchstone		Touchstone
	Bond Fund		Small Company Fund		Value Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019	2020	2019
From Operations
Net investment income (loss)	$1,268,514	$1,350,638	$(1,998,820)	$(2,201,712)	$5,228,529	$6,831,156
Net realized gains (losses) on investments	(25,576)	27,980	(11,873,437)	115,229,557	4,605,555	61,453,118
Net change in unrealized appreciation (depreciation) on investments	861,083	1,201,309	(82,101,153)	(133,934,390)	(33,559,870)	(35,563,563)
Change in Net Assets from Operations	2,104,021	2,579,927	(95,973,410)	(20,906,545)	(23,725,786)	32,720,711

Distributions to Shareholders:
Distributed earnings, Class A	(833,284)	(971,245)	(31,748,103)	(70,438,346)	(2,056,786)	(4,381,019)
Distributed earnings, Class C	(44,602)	(90,903)	(3,292,320)	(18,479,476)	(185,828)	(387,177)
Distributed earnings, Class Y	(75,132)	(131,661)	(14,318,842)	(40,694,612)	(5,870,992)	(10,881,469)
Distributed earnings, Institutional Class	(343,542)	(156,784)	(472,170)	(92,997)	(14,575,885)	(26,051,472)
Distributed earnings, Class R6	—	—	(6,772,410)	(15,325,342)	—	—
Total Distributions	(1,296,560)	(1,350,593)	(56,603,845)	(145,030,773)	(22,689,491)	(41,701,137)

Change in Net Assets from Share Transactions(A)	1,487,589	(261,058)	(235,099,173)	42,507,413	(35,622,508)	(38,343,157)

Total Increase (Decrease) in Net Assets	2,295,050	968,276	(387,676,428)	(123,429,905)	(82,037,785)	(47,323,583)

Net Assets
Beginning of period	47,214,624	46,246,348	1,094,875,595	1,218,305,500	337,753,247	385,076,830
End of period	$49,509,674	$47,214,624	$707,199,167	$1,094,875,595	$255,715,462	$337,753,247

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 75 - 76.

See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Balanced Fund				Touchstone International Equity Fund
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,071,065	$23,146,193	1,062,296	$22,451,293	295,634	$4,268,954	557,676	$8,907,754
Reinvestment of distributions	1,325,400	27,861,603	692,449	14,214,633	293,411	4,629,085	906,752	13,019,094
Cost of Shares redeemed	(1,817,914)	(39,245,858)	(1,851,939)	(39,879,250)	(1,836,149)	(27,342,281)	(1,156,806)	(18,660,524)
Change from Class A Share Transactions	578,551	11,761,938	(97,194)	(3,213,324)	(1,247,104)	(18,444,242)	307,622	3,266,324
Class C
Proceeds from Shares issued	888,630	19,494,979	260,512	5,744,940	11,691	164,188	19,926	345,863
Reinvestment of distributions	179,350	3,786,820	99,216	2,033,028	8,823	128,355	50,627	679,647
Cost of Shares redeemed	(576,807)	(12,235,340)	(655,564)	(13,909,549)	(119,310)	(1,595,439)	(205,583)	(2,981,700)
Change from Class C Share Transactions	491,173	11,046,459	(295,836)	(6,131,581)	(98,796)	(1,302,896)	(135,030)	(1,956,190)
Class Y
Proceeds from Shares issued	1,883,944	39,791,844	2,282,410	49,201,431	339,363	4,856,858	896,199	14,089,717
Reinvestment of distributions	407,750	8,502,103	192,346	3,917,535	129,700	2,019,569	408,231	5,783,890
Cost of Shares redeemed	(616,752)	(12,921,781)	(1,151,266)	(23,708,006)	(1,461,821)	(21,458,191)	(1,778,878)	(28,226,702)
Change from Class Y Share Transactions	1,674,942	35,372,166	1,323,490	29,410,960	(992,758)	(14,581,764)	(474,448)	(8,353,095)
Institutional Class
Proceeds from Shares issued	—	—	—	—	972,020	14,827,692	22,018	393,073
Reinvestment of distributions	—	—	—	—	37,466	585,849	22,774	322,139
Cost of Shares redeemed	—	—	—	—	(141,192)	(1,866,195)	(2,829)	(49,727)
Change from Institutional Class Share Transactions	—	—	—	—	868,294	13,547,346	41,963	665,485
Change from Share Transactions	2,744,666	$58,180,563	930,460	$20,066,055	(1,470,364)	$(20,781,556)	(259,893)	$(6,377,476)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone International Growth Opportunities Fund				Touchstone International Small Cap Fund
For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended
June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

12,111	$260,627	16,945	$375,240	13,847	$186,958	43,026	$688,045
—	—	5,357	96,098	2,617	40,348	19,506	263,989
(13,111)	(266,084)	(23,131)	(521,732)	(94,098)	(1,249,948)	(540,066)	(8,195,037)

(1,000)	(5,457)	(829)	(50,394)	(77,634)	(1,022,642)	(477,534)	(7,243,003)

11,876	249,101	4,796	102,072	2,512	35,699	9,015	135,668
—	—	1,323	23,263	1,348	20,276	10,792	143,043
(2,187)	(46,547)	(14,809)	(322,477)	(58,076)	(772,605)	(56,187)	(820,298)

9,689	202,554	(8,690)	(197,142)	(54,216)	(716,630)	(36,380)	(541,587)

83,502	1,764,656	103,079	2,090,608	330,175	4,285,139	514,728	7,770,651
—	—	18,202	327,855	131,537	2,074,335	645,591	8,930,258
(154,441)	(3,112,215)	(192,606)	(3,806,371)	(1,288,529)	(17,812,382)	(2,717,834)	(42,233,109)

(70,939)	(1,347,559)	(71,325)	(1,387,908)	(826,817)	(11,452,908)	(1,557,515)	(25,532,200)

49,235	1,015,777	527,744	12,739,115	329,792	4,185,464	1,910,429	29,584,745
130	2,978	234,396	4,238,825	79,609	1,263,401	764,467	10,631,410
(219,872)	(4,231,264)	(411,764)	(8,390,370)	(6,499,974)	(91,015,388)	(4,852,742)	(76,290,157)

(170,507)	(3,212,509)	350,376	8,587,570	(6,090,573)	(85,566,523)	(2,177,846)	(36,074,002)
(232,757)	$(4,362,971)	269,532	$6,952,126	(7,049,240)	$(98,758,703)	(4,249,275)	$(69,390,792)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Large Cap Focused Fund				Touchstone Large Cap Fund
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,093,228	$45,630,547	1,405,226	$58,296,751	61,831	$840,848	131,766	$1,800,763
Reinvestment of distributions	2,871,516	120,183,045	2,715,786	106,532,964	13,629	193,756	1,281	15,801
Cost of Shares redeemed	(4,469,691)	(185,302,273)	(4,961,303)	(210,066,892)	(134,518)	(1,853,321)	(69,014)	(944,786)
Change from Class A Share Transactions	(504,947)	(19,488,681)	(840,291)	(45,237,177)	(59,058)	(818,717)	64,033	871,778
Class C
Proceeds from Shares issued	82,067	3,184,364	157,729	6,280,274	23,690	316,151	114,719	1,531,304
Reinvestment of distributions	117,565	4,539,194	171,149	6,291,421	30,317	420,803	—	—
Cost of Shares redeemed	(422,583)	(16,633,766)	(786,837)	(30,193,725)	(165,774)	(2,198,939)	(184,467)	(2,443,682)
Change from Class C Share Transactions	(222,951)	(8,910,208)	(457,959)	(17,622,030)	(111,767)	(1,461,985)	(69,748)	(912,378)
Class Y
Proceeds from Shares issued	1,636,808	67,768,500	2,348,057	98,974,817	1,724,859	21,568,055	1,044,064	13,855,912
Reinvestment of distributions	993,280	41,493,721	870,960	34,044,871	1,020,838	14,562,437	161,741	1,995,885
Cost of Shares redeemed	(3,836,605)	(158,226,210)	(2,685,332)	(114,700,906)	(2,034,074)	(27,404,668)	(3,524,466)	(47,963,236)
Change from Class Y Share Transactions	(1,206,517)	(48,963,989)	533,685	18,318,782	711,623	8,725,824	(2,318,661)	(32,111,439)
Institutional Class
Proceeds from Shares issued	6,111,185	255,066,019	3,230,674	137,634,347	1,656,126	23,370,143	826,367	11,434,220
Reinvestment of distributions	288,925	12,103,812	198,310	7,761,448	321,896	4,601,323	42,766	528,158
Cost of Shares redeemed	(5,690,923)	(239,102,077)	(2,176,132)	(90,463,407)	(1,546,062)	(20,222,226)	(6,046,153)	(82,498,678)
Change from Institutional Class Share Transactions	709,187	28,067,754	1,252,852	54,932,388	431,960	7,749,240	(5,177,020)	(70,536,300)
Change from Share Transactions	(1,225,228)	$(49,295,124)	488,287	$10,391,963	972,758	$14,194,362	(7,501,396)	$(102,688,339)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Large Company Growth Fund				Touchstone Ohio Tax-Free Bond Fund
For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended
June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

27,584	$1,175,940	51,395	$2,152,550	106,958	$1,258,988	290,571	$3,284,978
2,596	108,767	2,021	73,858	54,876	644,729	64,092	728,125
(19,213)	(848,637)	(102,561)	(4,230,513)	(334,608)	(3,920,411)	(626,127)	(7,087,256)

10,967	436,070	(49,145)	(2,004,105)	(172,774)	(2,016,694)	(271,464)	(3,074,153)

3,214	136,311	17,107	576,349	2,012	23,216	85,728	968,365
768	31,234	337	12,084	3,086	36,303	5,682	64,504
(615)	(27,011)	(13,711)	(512,697)	(68,781)	(806,395)	(328,141)	(3,722,309)

3,367	140,534	3,733	75,736	(63,683)	(746,876)	(236,731)	(2,689,440)

225,624	10,088,751	177,376	7,212,602	53,795	632,460	231,046	2,594,686
29,287	1,238,247	22,207	816,318	3,770	44,349	8,367	94,690
(210,527)	(9,205,265)	(126,685)	(5,088,215)	(97,210)	(1,137,457)	(384,632)	(4,349,670)

44,384	2,121,733	72,898	2,940,705	(39,645)	(460,648)	(145,219)	(1,660,294)

621,303	27,092,012	762,108	30,157,517	537,246	6,309,218	759,782	8,629,842
310,297	13,168,983	320,166	11,801,332	27,077	318,450	11,514	131,506
(1,547,054)	(66,665,548)	(1,716,589)	(69,403,126)	(164,375)	(1,915,861)	(141,067)	(1,598,519)

(615,454)	(26,404,553)	(634,315)	(27,444,277)	399,948	4,711,807	630,229	7,162,829
(556,736)	$(23,706,216)	(606,829)	$(26,431,941)	123,846	$1,487,589	(23,185)	$(261,058)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Small Company Fund				Touchstone Value Fund
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	5,229,849	$22,478,782	16,731,844	$80,853,774	208,759	$1,790,085	342,319	$3,126,791
Proceeds from Shares issued in connection with reorganization(A)	—	—	3,572,822	21,326,954	—	—	—	—
Reinvestment of distributions	6,439,957	30,074,578	14,442,575	65,858,483	210,421	1,942,246	471,809	4,130,251
Cost of Shares redeemed	(30,257,387)	(132,023,765)	(32,140,085)	(163,567,335)	(833,351)	(7,537,550)	(1,036,154)	(9,313,809)
Change from Class A Share Transactions	(18,587,581)	(79,470,405)	2,607,156	4,471,876	(414,171)	(3,805,219)	(222,026)	(2,056,767)
Class C
Proceeds from Shares issued	1,006,615	2,036,014	1,559,656	4,910,361	68,628	635,575	181,399	1,683,899
Proceeds from Shares issued in connection with reorganization(A)	—	—	1,917,820	6,665,795	—	—	—	—
Reinvestment of distributions	1,402,573	3,211,891	7,546,781	18,036,807	17,964	167,755	38,060	330,556
Cost of Shares redeemed	(7,363,570)	(16,728,640)	(25,485,447)	(64,901,221)	(150,811)	(1,236,808)	(250,222)	(2,284,487)
Change from Class C Share Transactions	(4,954,382)	(11,480,735)	(14,461,190)	(35,288,258)	(64,219)	(433,478)	(30,763)	(270,032)
Class Y
Proceeds from Shares issued	9,218,953	44,364,273	16,511,884	94,236,360	2,623,997	22,752,238	2,222,254	20,763,333
Proceeds from Shares issued in connection with reorganization(A)	—	—	11,284,528	73,494,700	—	—	—	—
Reinvestment of distributions	2,704,570	14,036,717	7,860,688	39,597,755	623,279	5,737,361	1,206,086	10,617,220
Cost of Shares redeemed	(31,239,620)	(151,096,957)	(37,969,485)	(216,189,336)	(3,688,022)	(32,340,885)	(1,823,552)	(16,924,844)
Change from Class Y Share Transactions	(19,316,097)	(92,695,967)	(2,312,385)	(8,860,521)	(440,746)	(3,851,286)	1,604,788	14,455,709
Institutional Class
Proceeds from Shares issued	2,365,997	11,430,932	609,671	3,527,675	5,719,683	50,154,102	3,608,349	34,039,839
Proceeds from Shares issued in connection with reorganization(A)	—	—	556,531	3,625,412	—	—	—	—
Reinvestment of distributions	91,153	472,170	17,201	86,450	1,545,141	14,277,687	2,943,095	25,920,663
Cost of Shares redeemed	(378,369)	(1,974,306)	(768,175)	(4,851,081)	(10,077,773)	(91,964,314)	(10,819,317)	(110,432,569)
Change from Institutional Class Share Transactions	2,078,781	9,928,796	415,228	2,388,456	(2,812,949)	(27,532,525)	(4,267,873)	(50,472,067)
Class R6
Proceeds from Shares issued	4,043,763	18,024,523	21,896,944	120,345,208	—	—	—	—
Reinvestment of distributions	862,270	4,147,518	1,780,528	8,323,538	—	—	—	—
Cost of Shares redeemed	(17,268,992)	(83,552,903)	(9,403,473)	(48,872,886)	—	—	—	—
Change from Class R6 Share Transactions	(12,362,959)	(61,380,862)	14,273,999	79,795,860	—	—	—	—
Change from Share Transactions	(53,142,238)	$(235,099,173)	522,808	$42,507,413	(3,732,085)	$(35,622,508)	(2,915,874)	$(38,343,157)

(A) See Note 9 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Financial Highlights

Touchstone Balanced Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017	2016	2015
Net asset value at beginning of period	$22.18	$21.54	$22.40	$19.68	$19.87	$20.98
Income (loss) from investment operations:
Net investment income	0.27	0.32	0.16	0.21	0.23	(B)	0.43	(B)
Net realized and unrealized gains (losses) on investments	1.85	1.73	0.22	2.89	0.66	(0.35)
Total from investment operations	2.12	2.05	0.38	3.10	0.89	0.08
Distributions from:
Net investment income	(0.28)	(0.34)	(0.18)	(0.25)	(0.44)	(0.30)
Realized capital gains	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)
Total distributions	(2.69)	(1.41)	(1.24)	(0.38)	(1.08)	(1.19)
Net asset value at end of period	$21.61	$22.18	$21.54	$22.40	$19.68	$19.87
Total return(C)	10.09%	10.13%	1.72	%(D)	15.95%	4.75%	0.56%
Ratios and supplemental data:
Net assets at end of period (000’s)	$250,298	$244,037	$239,056	$258,279	$264,910	$263,276
Ratio to average net assets:
Net expenses	1.01%	1.01%	1.01	%(E)	1.03%	1.01%	1.04%
Gross expenses	1.07%	1.09%	1.07	%(E)	1.04%	1.01%	1.04%
Net investment income	1.25%	1.49%	1.24	%(E)	0.99%	1.20%	2.17	%(F)
Portfolio turnover rate	135%	81%	119	%(D)	46%	45%	86%

Touchstone Balanced Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017	2016	2015
Net asset value at beginning of period	$22.29	$21.63	$22.46	$19.73	$19.93	$21.04
Income (loss) from investment operations:
Net investment income	0.11	0.15	0.06	0.04	0.08	(B)	0.28	(B)
Net realized and unrealized gains (losses) on investments	1.86	1.75	0.22	2.91	0.66	(0.35)
Total from investment operations	1.97	1.90	0.28	2.95	0.74	(0.07)
Distributions from:
Net investment income	(0.13)	(0.17)	(0.05)	(0.09)	(0.30)	(0.15)
Realized capital gains	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)
Total distributions	(2.54)	(1.24)	(1.11)	(0.22)	(0.94)	(1.04)
Net asset value at end of period	$21.72	$22.29	$21.63	$22.46	$19.73	$19.93
Total return(C)	9.23%	9.33%	1.25	%(D)	15.09%	3.91%	(0.23%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$44,174	$34,380	$39,769	$42,800	$43,066	$35,344
Ratio to average net assets:
Net expenses	1.78%	1.78%	1.78	%(E)	1.79%	1.78%	1.82%
Gross expenses	1.88%	1.89%	1.86	%(E)	1.81%	1.78%	1.82%
Net investment income	0.48%	0.72%	0.47	%(E)	0.23%	0.43%	1.39	%(F)
Portfolio turnover rate	135%	81%	119	%(D)	46%	45%	86%

(A)	The Fund changed its fiscal year end from November 30 to June 30.

(B)	The net investment income per share was based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A and Class C shares by 0.86% for the fiscal year ended November 30, 2015.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Balanced Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017(B)	2016	2015
Net asset value at beginning of period	$22.01	$21.39	$22.26	$19.57	$19.78	$20.90
Income (loss) from investment operations:
Net investment income	0.32	0.35	0.19	0.28	0.27	(C)	0.47	(C)
Net realized and unrealized gains (losses) on investments	1.84	1.72	0.22	2.84	0.65	(0.34)
Total from investment operations	2.16	2.07	0.41	3.12	0.92	0.13
Distributions from:
Net investment income	(0.33)	(0.38)	(0.22)	(0.30)	(0.49)	(0.36)
Realized capital gains	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)
Total distributions	(2.74)	(1.45)	(1.28)	(0.43)	(1.13)	(1.25)
Net asset value at end of period	$21.43	$22.01	$21.39	$22.26	$19.57	$19.78
Total return	10.35%	10.33%	1.86	%(D)	16.20%	4.94%	0.79%
Ratios and supplemental data:
Net assets at end of period (000’s)	$94,921	$60,638	$30,612	$31,215	$14,477	$12,589
Ratio to average net assets:
Net expenses	0.81%	0.81%	0.81	%(E)	0.78%	0.81%	0.81%
Gross expenses	0.87%	0.88%	0.90	%(E)	0.80%	0.81%	0.81%
Net investment income	1.45%	1.69%	1.44	%(E)	1.25%	1.41%	2.39	%(F)
Portfolio turnover rate	135%	81%	119	%(D)	46%	45%	86%

(A)	The Fund changed its fiscal year end from November 30 to June 30.

(B)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.

(C)	The net investment income per share was based on average shares outstanding for the period.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class Y shares by 0.86% for the fiscal year ended November 30, 2015.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017	2016	2015
Net asset value at beginning of period	$15.65	$18.15	$19.64	$15.52	$16.92	$19.61
Income (loss) from investment operations:
Net investment income	0.08	(B)	0.20	(B)	0.36	(C)	0.17	0.18	(B)	0.13	(B)
Net realized and unrealized gains (losses) on investments	(0.98)	(0.57)	(0.94)	4.05	(0.97)	0.47
Total from investment operations	(0.90)	(0.37)	(0.58)	4.22	(0.79)	0.60
Distributions from:
Net investment income	(0.19)	(0.26)	(0.21)	(0.10)	(0.12)	(0.34)
Realized capital gains	(0.63)	(1.87)	(0.70)	—	(0.49)	(2.95)
Total distributions	(0.82)	(2.13)	(0.91)	(0.10)	(0.61)	(3.29)
Net asset value at end of period	$13.93	$15.65	$18.15	$19.64	$15.52	$16.92
Total return(D)	(6.28%)	(0.78%)	(3.23	%)(E)	27.39%	(4.81%)	4.49%
Ratios and supplemental data:
Net assets at end of period (000’s)	$77,744	$106,870	$118,391	$129,139	$114,616	$113,212
Ratio to average net assets:
Net expenses	1.29%	1.30%	1.23	%(F)	1.37%	1.36%	1.41%
Gross expenses	1.40%	1.37%	1.30	%(F)	1.39%	1.36%	1.41%
Net investment income	0.57%	1.26%	3.22	%(C)(F)	0.92%	1.11%	0.76%
Portfolio turnover rate	45%	43%	26	%(E)	37%	36%	55%

Touchstone International Equity Fund— Class C

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017	2016	2015
Net asset value at beginning of period	$14.64	$17.12	$18.46	$14.66	$16.06	$18.71
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(B)	0.03	(B)	0.26	(C)	(0.06)	(0.01	)(B)	(0.10	)(B)
Net realized and unrealized gains (losses) on investments	(0.93)	(0.54)	(0.90)	3.86	(0.90)	0.47
Total from investment operations	(1.02)	(0.51)	(0.64)	3.80	(0.91)	0.37
Distributions from:
Net investment income	—	(0.10)	—	—	—	(0.07)
Realized capital gains	(0.63)	(1.87)	(0.70)	—	(0.49)	(2.95)
Total distributions	(0.63)	(1.97)	(0.70)	—	(0.49)	(3.02)
Net asset value at end of period	$12.99	$14.64	$17.12	$18.46	$14.66	$16.06
Total return(D)	(7.41%)	(1.87%)	(3.72	%)(E)	25.92%	(5.82%)	3.14%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,073	$3,783	$6,737	$6,924	$5,876	$4,732
Ratio to average net assets:
Net expenses	2.49%	2.34%	2.18	%(F)	2.45%	2.49%	2.70%
Gross expenses	2.74%	2.42%	2.25	%(F)	2.49%	2.49%	2.70%
Net investment income (loss)	(0.63%)	0.21%	2.27	%(C)(F)	(0.16%)	(0.04%)	(0.60%)
Portfolio turnover rate	45%	43%	26	%(E)	37%	36%	55%

(A)	The Fund changed its fiscal year end from November 30 to June 30.

(B)	The net investment income (loss) per share was based on average shares outstanding for the period.

(C)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% for Class A and Class C shares and the net investment income per share would have been lower by $0.17 and $0.16 for Class A and Class C shares, respectively.

(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017(B)	2016	2015
Net asset value at beginning of period	$15.44	$17.93	$19.45	$15.40	$16.79	$19.53
Income (loss) from investment operations:
Net investment income	0.13	(C)	0.25	(C)	0.40	(D)	0.25	0.23	(C)	0.18	(C)
Net realized and unrealized gains (losses) on investments	(0.97)	(0.57)	(0.93)	3.98	(0.95)	0.47
Total from investment operations	(0.84)	(0.32)	(0.53)	4.23	(0.72)	0.65
Distributions from:
Net investment income	(0.24)	(0.30)	(0.29)	(0.18)	(0.18)	(0.44)
Realized capital gains	(0.63)	(1.87)	(0.70)	—	(0.49)	(2.95)
Total distributions	(0.87)	(2.17)	(0.99)	(0.18)	(0.67)	(3.39)
Net asset value at end of period	$13.73	$15.44	$17.93	$19.45	$15.40	$16.79
Total return	(6.03%)	(0.47%)	(3.05	%)(E)	27.78%	(4.41%)	4.89%
Ratios and supplemental data:
Net assets at end of period (000’s)	$23,835	$42,120	$57,438	$63,320	$40,528	$14,967
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99	%(F)	1.01%	0.99%	1.02%
Gross expenses	1.15%	1.12%	1.09	%(F)	1.03%	0.99%	1.02%
Net investment income	0.87%	1.57%	3.47	%(D)(F)	1.28%	1.45%	1.05%
Portfolio turnover rate	45%	43%	26	%(E)	37%	36%	55%

Touchstone International Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended	Period Ended
Year Ended June 30,	June 30,	November 30,
2020	2019	2018(A)	2017(G)
Net asset value at beginning of period	$15.42	$17.92	$19.46	$18.91
Income (loss) from investment operations:
Net investment income	0.14	(C)	0.26	(C)	0.56	(D)	0.02
Net realized and unrealized gains (losses) on investments	(0.95)	(0.57)	(1.09)	0.53
Total from investment operations	(0.81)	(0.31)	(0.53)	0.55
Distributions from:
Net investment income	(0.27)	(0.32)	(0.31)	—
Realized capital gains	(0.63)	(1.87)	(0.70)	—
Total distributions	(0.90)	(2.19)	(1.01)	—
Net asset value at end of period	$13.71	$15.42	$17.92	$19.46
Total return	(5.89%)	(0.39%)	(3.02	%)(E)	2.91	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$14,205	$2,592	$2,260	$3
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89	%(F)	0.89	%(F)
Gross expenses	1.12%	1.38%	1.63	%(F)	1921.18	%(F)
Net investment income	0.97%	1.67%	3.57	%(D)(F)	1.40	%(F)
Portfolio turnover rate	45%	43%	26	%(E)	37%

(A)	The Fund changed its fiscal year end from November 30 to June 30.

(B)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.

(C)	The net investment income per share was based on average shares outstanding for the period.

(D)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% for Class Y and Institutional Class shares and the net investment income per share would have been lower by $0.17 and $0.16 for Class Y and Institutional Class shares, respectively .

(E)	Not annualized.

(F)	Annualized.

(G)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Growth Opportunities Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended June 30,					June 30,
	2020		2019		2018	2017(A)
Net asset value at beginning of period	$21.29		$25.12		$22.25	$18.74	(B)
Income (loss) from investment operations:
Net investment loss	(0.06	)(C)	(0.07	)(C)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	1.14		(0.91)		3.34	3.52
Total from investment operations	1.08		(0.98)		3.33	3.51
Distributions from:
Realized capital gains	—		(2.85)		(0.46)	—
Net asset value at end of period	$22.37		$21.29		$25.12	$22.25
Total return(D)	5.07%		(1.78%)		15.00%	18.73	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$777		$760		$918	$140
Ratio to average net assets:
Net expenses	1.24%		1.24%		1.36%	1.41	%(F)
Gross expenses	4.17%		4.36%		3.75%	42.93	%(F)
Net investment loss	(0.26%)		(0.31%)		(0.05%)	(0.35	%)(F)
Portfolio turnover rate	74%		103%		109%	72	%(G)

Touchstone International Growth Opportunities Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended June 30,					June 30,
	2020		2019		2018	2017(A)
Net asset value at beginning of period	$20.77		$24.76		$22.10	$18.74	(B)
Income (loss) from investment operations:
Net investment loss	(0.21	)(C)	(0.23	)(C)	(0.11)	(0.19)
Net realized and unrealized gains (losses) on investments	1.10		(0.91)		3.23	3.55
Total from investment operations	0.89		(1.14)		3.12	3.36
Distributions from:
Realized capital gains	—		(2.85)		(0.46)	—
Net asset value at end of period	$21.66		$20.77		$24.76	$22.10
Total return(D)	4.28%		(2.52%)		14.14%	17.93	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$403		$185		$436	$3
Ratio to average net assets:
Net expenses	1.99%		1.99%		2.10%	2.16	%(F)
Gross expenses	5.96%		6.35%		5.06%	237.46	%(F)
Net investment loss	(1.01%)		(1.06%)		(0.79%)	(1.11	%)(F)
Portfolio turnover rate	74%		103%		109%	72	%(G)

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.

(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.

(C)	The net investment income (loss) per share was based on average shares outstanding for the period.

(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	Annualized.

(G)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Growth Opportunities Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended June 30,					June 30,
	2020		2019		2018	2017(A)
Net asset value at beginning of period	$21.39		$25.19		$22.25	$18.74	(B)
Income (loss) from investment operations:
Net investment income (loss)	(—	)(C)(D)	(0.01	)(D)	0.02	(—	)(C)
Net realized and unrealized gains (losses) on investments	1.13		(0.92)		3.38	3.51
Total from investment operations	1.13		(0.93)		3.40	3.51
Distributions from:
Net investment income	—		(0.02)		—	—
Realized capital gains	—		(2.85)		(0.46)	—
Total distributions	—		(2.87)		(0.46)	—
Net asset value at end of period	$22.52		$21.39		$25.19	$22.25
Total return	5.28%		(1.53%)		15.32%	18.73	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$867		$2,341		$4,553	$161
Ratio to average net assets:
Net expenses	0.99%		0.99%		1.03%	1.16	%(F)
Gross expenses	2.50%		1.89%		1.81%	51.68	%(F)
Net investment income (loss)	(0.01%)		(0.06%)		0.28%	(0.10	%)(F)
Portfolio turnover rate	74%		103%		109%	72	%(G)

Touchstone International Growth Opportunities Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended June 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$21.46	$25.27	$22.30	$17.60	$19.75
Income (loss) from investment operations:
Net investment income (loss)	0.02	(D)	0.01	(D)	0.07	(0.02)	(0.04	)(D)
Net realized and unrealized gains (losses) on investments	1.15	(0.93)	3.36	5.15	(0.73)
Total from investment operations	1.17	(0.92)	3.43	5.13	(0.77)
Distributions from:
Net investment income	(—	)(C)	(0.04)	—	—	—
Realized capital gain	—	(2.85)	(0.46)	(0.43)	(1.38)
Total distributions	—	(2.89)	(0.46)	(0.43)	(1.38)
Net asset value at end of period	$22.63	$21.46	$25.27	$22.30	$17.60
Total return	5.46%	(1.46%)	15.42%	29.63%	(4.06%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$29,285	$31,435	$28,159	$23,956	$6,418
Ratio to average net assets:
Net expenses	0.89%	0.89%	1.02%	1.06%	1.15	%(H)
Gross expenses	1.35%	1.30%	1.31%	1.82%	4.12%
Net investment income (loss)	0.09%	0.04%	0.28%	(0.14%)	(0.23%)
Portfolio turnover rate	74%	103%	109%	72	%(G)	57%

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.

(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.

(C)	Less than $0.005 per share.

(D)	The net investment income (loss) per share was based on average shares outstanding for the period.

(E)	Not annualized.

(F)	Annualized.

(G)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.

(H)	Expense cap was lowered to 1.10% from 1.20% on January 1, 2016.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Small Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2020		2019	2018	2017	2016
Net asset value at beginning of period	$15.11		$17.89	$16.78	$14.98	$16.52
Income (loss) from investment operations:
Net investment income (loss)	(—	)(A)(B)	0.85	0.18	0.10	0.09
Net realized and unrealized gains (losses) on investments	(2.62)		(2.35)	1.32	1.84	(1.53)
Total from investment operations	(2.62)		(1.50)	1.50	1.94	(1.44)
Distributions from:
Net investment income	(0.35)		(0.18)	(0.39)	(0.14)	(0.10)
Realized capital gains	—		(1.10)	—	—	—
Total distributions	(0.35)		(1.28)	(0.39)	(0.14)	(0.10)
Net asset value at end of period	$12.14		$15.11	$17.89	$16.78	$14.98
Total return(C)	(17.86%)		(7.42%)	8.85%	13.13%	(8.77%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,218		$2,688	$11,727	$16,529	$23,095
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	1.56%		1.55%	1.55%	1.55%	1.55%
Gross expenses (including liquidity provider expenses)(E)	2.86%		2.00%	1.74%	1.71%	1.66%
Net investment income (loss)	(0.02%)		0.70%	0.51%	0.56%	0.59%
Portfolio turnover rate	107%		91%	94%	89%	90%

Touchstone International Small Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2020		2019	2018	2017	2016
Net asset value at beginning of period	$14.74		$17.58	$16.47	$14.67	$16.28
Income (loss) from investment operations:
Net investment loss	(0.10	)(B)	(0.10)	(0.11)	(0.12)	(0.04)
Net realized and unrealized gains (losses) on investments	(2.57)		(1.49)	1.44	1.92	(1.49)
Total from investment operations	(2.67)		(1.59)	1.33	1.80	(1.53)
Distributions from:
Net investment income	(0.28)		(0.15)	(0.22)	—	(0.08)
Realized capital gains	—		(1.10)	—	—	—
Total distributions	(0.28)		(1.25)	(0.22)	—	(0.08)
Net asset value at end of period	$11.79		$14.74	$17.58	$16.47	$14.67
Total return(C)	(18.50%)		(8.11%)	8.04%	12.27%	(9.43%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$608		$1,559	$2,498	$2,818	$4,294
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	2.31%		2.30%	2.30%	2.30%	2.30%
Gross expenses (including liquidity provider expenses)(E)	3.96%		3.10%	2.81%	2.73%	2.62%
Net investment loss	(0.77%)		(0.05%)	(0.25%)	(0.19%)	(0.16%)
Portfolio turnover rate	107%		91%	94%	89%	90%

(A)	Less than $0.005 per share.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	The ratio of net expenses to average net assets excluding liquidity provider expenses was for Class A was 1.55% and for Class C was 2.30% for the year ended June 30, 2020.
(E)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 2.85% and for Class C was 3.95% for the year ended June 30, 2020.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Small Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
Year Ended June 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$15.45	$18.28	$17.21	$15.39	$16.94
Income (loss) from investment operations:
Net investment income	0.03	(A)	0.14	0.13	0.17	0.13
Net realized and unrealized gains (losses) on investments	(2.68)	(1.64)	1.46	1.85	(1.57)
Total from investment operations	(2.65)	(1.50)	1.59	2.02	(1.44)
Distributions from:
Net investment income	(0.37)	(0.23)	(0.52)	(0.20)	(0.11)
Realized capital gains	—	(1.10)	—	—	—
Total distributions	(0.37)	(1.33)	(0.52)	(0.20)	(0.11)
Net asset value at end of period	$12.43	$15.45	$18.28	$17.21	$15.39
Total return	(17.67%)	(7.17%)	9.17%	13.39%	(8.56%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$68,423	$97,799	$144,173	$146,744	$166,801
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	1.31%	1.30%	1.30	%(C)	1.30%	1.30%
Gross expenses (including liquidity provider expenses)(D)	1.44%	1.33%	1.30%	1.32%	1.32%
Net investment income	0.23%	0.95%	0.75%	0.81%	0.84%
Portfolio turnover rate	107%	91%	94%	89%	90%

Touchstone International Small Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
Year Ended June 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$15.54	$18.37	$17.31	$15.48	$17.02
Income (loss) from investment operations:
Net investment income	0.05	(A)	0.04	0.12	0.16	0.12
Net realized and unrealized gains (losses) on investments	(2.69)	(1.53)	1.50	1.90	(1.55)
Total from investment operations	(2.64)	(1.49)	1.62	2.06	(1.43)
Distributions from:
Net investment income	(0.38)	(0.24)	(0.56)	(0.23)	(0.11)
Realized capital gains	—	(1.10)	—	—	—
Total distributions	(0.38)	(1.34)	(0.56)	(0.23)	(0.11)
Net asset value at end of period	$12.52	$15.54	$18.37	$17.31	$15.48
Total return	(17.52%)	(7.11%)	9.25%	13.56%	(8.43%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,826	$99,402	$157,502	$148,937	$197,693
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	1.19%	1.18%	1.18%	1.18%	1.18%
Gross expenses (including liquidity provider expenses)(D)	1.40%	1.26%	1.22%	1.23%	1.23%
Net investment income	0.35%	1.07%	0.87%	0.93%	0.96%
Portfolio turnover rate	107%	91%	94%	89%	90%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses was for Class Y was 1.30% and for Institutional Class was 1.18% for the year ended June 30, 2020.
(C)	Net expenses include amounts recouped by the Advisor.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was for Class Y was 1.43% and for Institutional Class was 1.39% for the year ended June 30, 2020.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017	2016	2015
Net asset value at beginning of period	$43.37	$43.80	$48.75	$42.28	$43.08	$42.79
Income (loss) from investment operations:
Net investment income	0.27	0.38	(B)	0.23	0.45	0.53	(B)	1.01	(B)
Net realized and unrealized gains (losses) on investments	3.78	3.72	1.85	8.99	2.43	(0.25)
Total from investment operations	4.05	4.10	2.08	9.44	2.96	0.76
Distributions from:
Net investment income	(0.27)	(0.27)	(0.07)	(0.51)	(1.08)	(0.45)
Realized capital gains	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)
Total distributions	(5.12)	(4.53)	(7.03)	(2.97)	(3.76)	(0.47)
Net asset value at end of period	$42.30	$43.37	$43.80	$48.75	$42.28	$43.08
Total return(C)	9.54%	10.51%	4.74	%(D)	23.67%	7.53%	1.79%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,120,305	$1,170,490	$1,218,721	$1,321,506	$1,350,861	$1,416,147
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	1.01%	0.97%	0.97	%(F)	1.02%	1.00%	0.99%
Gross expenses (including liquidity provider expenses)(G)	1.10%	1.09%	1.09	%(F)	1.02%	1.00%	0.99%
Net investment income	0.66%	0.88%	0.88	%(F)	0.98%	1.32%	2.36	%(H)
Portfolio turnover rate	29	%(I)	15	%(I)	9	%(D)(I)	12	%(I)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.98%, 0.96%, 0.95% and 1.02% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.07%, 1.08%, 1.07% and 1.02% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A shares by 1.22% for the fiscal year ended November 30, 2015.
(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017	2016	2015
Net asset value at beginning of period	$40.56	$41.29	$46.48	$40.44	$41.36	$41.15
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	0.03	(B)	0.03	—	(C)	0.21	(B)	0.64	(B)
Net realized and unrealized gains (losses) on investments	3.64	3.50	1.74	8.67	2.33	(0.24)
Total from investment operations	3.45	3.53	1.77	8.67	2.54	0.40
Distributions from:
Net investment income	—	—	—	(0.17)	(0.78)	(0.17)
Realized capital gains	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)
Total distributions	(4.85)	(4.26)	(6.96)	(2.63)	(3.46)	(0.19)
Net asset value at end of period	$39.16	$40.56	$41.29	$46.48	$40.44	$41.36
Total return(D)	8.69%	9.61%	4.24	%(E)	22.69%	6.71%	0.98%
Ratios and supplemental data:
Net assets at end of period (000’s)	$37,450	$47,838	$67,599	$74,122	$83,246	$89,890
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.82%	1.79%	1.78	%(G)	1.82%	1.79%	1.78%
Gross expenses (including liquidity provider expenses)(H)	1.94%	1.90%	1.89	%(G)	1.82%	1.79%	1.78%
Net investment income (loss)	(0.15%)	0.07%	0.07	%(G)	0.18%	0.54%	1.57	%(I)
Portfolio turnover rate	29	%(J)	15	%(J)	9	%(E)(J)	12	%(J)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.

(B)	The net investment income per share was based on average shares outstanding for the period.

(C)	Less than $0.005 per share.

(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.79%, 1.78%, 1.76% and 1.82% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.

(G)	Annualized.

(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.91%, 1.89%, 1.87% and 1.82% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.

(I)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class C shares by 1.22% for the fiscal year ended November 30, 2015.
(J)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund— Class Y
Selected Data for a Share Outstanding Throughout Each Period
Seven Months
Ended
Year Ended June 30,	June 30,	Year Ended November 30,
2020	2019	2018(A)	2017(B)	2016	2015
Net asset value at beginning of period	$43.24	$43.68	$48.72	$42.26	$43.06	$42.76
Income (loss) from investment operations:
Net investment income	0.40	0.48	(C)	0.29	0.56	0.64	(C)	1.12	(C)
Net realized and unrealized gains (losses) on investments	3.76	3.71	1.84	8.99	2.43	(0.25)
Total from investment operations	4.16	4.19	2.13	9.55	3.07	0.87
Distributions from:
Net investment income	(0.37)	(0.37)	(0.21)	(0.63)	(1.19)	(0.55)
Realized capital gains	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)
Total distributions	(5.22)	(4.63)	(7.17)	(3.09)	(3.87)	(0.57)
Net asset value at end of period	$42.18	$43.24	$43.68	$48.72	$42.26	$43.06
Total return	9.84%	10.81%	4.85	%(D)	24.03%	7.84%	2.07%
Ratios and supplemental data:
Net assets at end of period (000’s)	$352,103	$413,137	$394,077	$438,732	$552,611	$689,502
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.75%	0.73%	0.74	%(F)	0.74%	0.72%	0.71%
Gross expenses (including liquidity provider expenses)(G)	0.91%	0.89%	0.90	%(F)	0.75%	0.72%	0.71%
Net investment income	0.92%	1.13%	1.11	%(F)	1.26%	1.60%	2.63	%(H)
Portfolio turnover rate	29	%(I)	15	%(I)	9	%(D)(I)	12	%(I)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.

(B)	Effective October 28, 2017, Class I shares of the Sentinel International Equity Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.

(C)	The net investment income per share was based on average shares outstanding for the period.

(D)	Not annualized.

(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.72%, 0.72%, 0.72% and 0.74% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.

(F)	Annualized.

(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.88%, 0.88%, 0.88% and 0.75% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.

(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class Y shares by 1.22%, for the fiscal year ended November 30, 2015.

(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund— Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended	Period Ended
Year Ended June 30,	June 30,	Year Ended November 30,	November 30,
2020	2019	2018(A)	2017(B)	2016	2015(C)
Net asset value at beginning of period	$43.31	$43.75	$48.81	$42.32	$43.11	$43.01
Income (loss) from investment operations:
Net investment income	0.35	0.51	(D)	0.34	0.61	0.70	(D)	1.07	(D)
Net realized and unrealized gains (losses) on investments	3.83	3.71	1.80	9.01	2.41	(0.51)
Total from investment operations	4.18	4.22	2.14	9.62	3.11	0.56
Distributions from:
Net investment income	(0.40)	(0.40)	(0.24)	(0.67)	(1.22)	(0.46)
Realized capital gains	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)	—
Total distributions	(5.25)	(4.66)	(7.20)	(3.13)	(3.90)	(0.46)
Net asset value at end of period	$42.24	$43.31	$43.75	$48.81	$42.32	$43.11
Total return	9.87%	10.87%	4.93	%(E)	24.14%	7.92%	1.31	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$127,963	$100,473	$46,683	$44,738	$29,927	$18,225
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	0.71%	0.66%	0.67	%(G)	0.68%	0.65%	0.61	%(G)
Gross expenses (including liquidity provider expenses)(H)	0.88%	0.85%	0.88	%(G)	0.70%	0.72%	1.76	%(G)
Net investment income	0.96%	1.20%	1.18	%(G)	1.32%	1.72%	2.65	%(G)(I)
Portfolio turnover rate	29	%(J)	15	%(J)	9	%(E)(J)	12	%(J)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.

(B)	Effective October 30, 2017, Class R6 shares of the Predecessor Fund were reorganized into Institutional Class shares of the Fund.

(C)	Represents the period from commencement of operations (December 23, 2014) through November 30, 2015.

(D)	The net investment income per share was based on average shares outstanding for the period.

(E)	Not annualized.

(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.68%, 0.65%, 0.65% and 0.68% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.

(G)	Annualized.

(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.85%, 0.84%, 0.86% and 0.70% for the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.

(I)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Institutional Class shares by 1.30%, for the fiscal year ended November 30, 2015.

(J)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$14.11	$13.27		$11.96	$10.49	$10.65
Income (loss) from investment operations:
Net investment income	0.15	0.09	(A)	0.09	0.06	0.08
Net realized and unrealized gains (losses) on investments	(0.24)	0.83		1.27	1.49	(0.18)
Total from investment operations	(0.09)	0.92		1.36	1.55	(0.10)
Distributions from:
Net investment income	(0.11)	(0.08)		(0.05)	(0.08)	(0.06)
Realized capital gains	(0.87)	—		—	—	—
Total distributions	(0.98)	(0.08)		(0.05)	(0.08)	(0.06)
Net asset value at end of period	$13.04	$14.11		$13.27	$11.96	$10.49
Total return(B)	(1.18)%	7.04%		11.35%	14.82%	(0.92%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,989	$4,067		$2,975	$5,368	$3,657
Ratio to average net assets:
Net expenses	1.03%	1.11%		1.12%	1.12%	1.12%
Gross expenses	1.91%	1.67%		1.50%	1.57%	1.68%
Net investment income	1.03%	0.63%		0.48%	0.56%	0.87%
Portfolio turnover rate	20%	19	%(C)	10%	23%	33%

Touchstone Large Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$13.85	$13.04		$11.80	$10.37	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.02	)(A)	(0.04)	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	(0.20)	0.83		1.28	1.47	(0.20)
Total from investment operations	(0.19)	0.81		1.24	1.45	(0.18)
Distributions from:
Net investment income	—	—		—	(0.02)	(0.05)
Realized capital gains	(0.87)	—		—	—	—
Total distributions	(0.87)	—		—	(0.02)	(0.05)
Net asset value at end of period	$12.79	$13.85		$13.04	$11.80	$10.37
Total return(B)	(1.89%)	6.21%		10.51%	13.98%	(1.72%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,376	$7,372		$7,849	$8,102	$6,124
Ratio to average net assets:
Net expenses	1.78%	1.86%		1.87%	1.87%	1.87%
Gross expenses	2.09%	2.13%		2.12%	2.12%	2.39%
Net investment income (loss)	0.27%	(0.12%)		(0.27%)	(0.19%)	0.12%
Portfolio turnover rate	20%	19	%(C)	10%	23%	33%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(C)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$14.14	$13.31		$12.00	$10.52	$10.67
Income (loss) from investment operations:
Net investment income	0.17	0.12	(A)	0.10	0.09	0.11
Net realized and unrealized gains (losses) on investments	(0.22)	0.84		1.30	1.49	(0.19)
Total from investment operations	(0.05)	0.96		1.40	1.58	(0.08)
Distributions from:
Net investment income	(0.15)	(0.13)		(0.09)	(0.10)	(0.07)
Realized capital gains	(0.87)	—		—	—	—
Total distributions	(1.02)	(0.13)		(0.09)	(0.10)	(0.07)
Net asset value at end of period	$13.07	$14.14		$13.31	$12.00	$10.52
Total return	(0.93%)	7.31%		11.62%	15.13%	(0.70%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$206,798	$213,650		$231,984	$222,080	$208,463
Ratio to average net assets:
Net expenses	0.78%	0.86%		0.87%	0.87%	0.87%
Gross expenses	0.90%	0.99%		0.99%	1.01%	1.04%
Net investment income	1.28%	0.88%		0.73%	0.81%	1.11%
Portfolio turnover rate	20%	19	%(B)	10%	23%	33%

Touchstone Large Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$14.16	$13.33		$12.02	$10.53	$10.68
Income (loss) from investment operations:
Net investment income	0.15	0.14	(A)	0.10	0.11	0.13
Net realized and unrealized gains (losses) on investments	(0.19)	0.83		1.31	1.49	(0.20)
Total from investment operations	(0.04)	0.97		1.41	1.60	(0.07)
Distributions from:
Net investment income	(0.16)	(0.14)		(0.10)	(0.11)	(0.08)
Realized capital gains	(0.87)	—		—	—	—
Total distributions	(1.03)	(0.14)		(0.10)	(0.11)	(0.08)
Net asset value at end of period	$13.09	$14.16		$13.33	$12.02	$10.53
Total return	(0.83%)	7.43%		11.70%	15.31%	(0.66%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$60,402	$59,211		$124,759	$97,888	$87,032
Ratio to average net assets:
Net expenses	0.68%	0.77%		0.77%	0.77%	0.77%
Gross expenses	0.84%	0.92%		0.91%	0.91%	0.93%
Net investment income	1.38%	0.98%		0.83%	0.91%	1.21%
Portfolio turnover rate	20%	19	%(B)	10%	23%	33%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Company Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2020	2019	2018	2017(A)
Net asset value at beginning of period	$42.50	$41.33	$35.52	$31.38	(B)
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.56)	(0.24)	(0.19	)(C)
Net realized and unrealized gains on investments	8.19	4.42	7.19	5.41
Total from investment operations	8.11	3.86	6.95	5.22
Distributions from:
Realized capital gains	(3.15)	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$47.46	$42.50	$41.33	$35.52
Total return(D)	20.07%	10.39%	19.75%	17.31	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,112	$1,425	$3,417	$140
Ratio to average net assets:
Net expenses	1.07%	1.23%	1.23%	1.23	%(F)
Gross expenses	2.28%	2.01%	1.67%	11.14	%(F)
Net investment loss	(0.60%)	(0.59%)	(0.63%)	(0.68	%)(F)
Portfolio turnover rate	30%	41%	44%	55%

Touchstone Large Company Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2020	2019	2018	2017(A)
Net asset value at beginning of period	$41.52	$40.74	$35.29	$31.38	(B)
Income (loss) from investment operations:
Net investment loss	(0.31)	(0.40)	(0.30)	(0.38	)(C)
Net realized and unrealized gains on investments	7.87	3.87	6.89	5.37
Total from investment operations	7.56	3.47	6.59	4.99
Distributions from:
Realized capital gains	(3.15)	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$45.93	$41.52	$40.74	$35.29
Total return(D)	19.19%	9.55%	18.88%	16.52	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$592	$396	$236	$31
Ratio to average net assets:
Net expenses	1.82%	1.98%	1.98%	1.98	%(F)
Gross expenses	4.64%	4.38%	8.12%	257.02	%(F)
Net investment loss	(1.35%)	(1.34%)	(1.38%)	(1.43	%)(F)
Portfolio turnover rate	30%	41%	44%	55%

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.

(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.

(C)	The net investment loss per share was based on average shares outstanding for the period.

(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Company Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2020	2019	2018	2017(A)
Net asset value at beginning of period	$42.82	$41.53	$35.60	$31.38	(B)
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.12)	(0.13)	(0.12	)(C)
Net realized and unrealized gains on investments	8.42	4.10	7.20	5.42
Total from investment operations	8.30	3.98	7.07	5.30
Distributions from:
Realized capital gains	(3.15)	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$47.97	$42.82	$41.53	$35.60
Total return	20.38%	10.66%	20.02%	17.57	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,062	$19,580	$15,961	$9,938
Ratio to average net assets:
Net expenses	0.82%	0.98%	0.98%	0.98	%(E)
Gross expenses	1.04%	1.16%	1.12%	1.12	%(E)
Net investment loss	(0.35%)	(0.34%)	(0.38%)	(0.42	%)(E)
Portfolio turnover rate	30%	41%	44%	55%

Touchstone Large Company Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019	2018	2017		2016
Net asset value at beginning of period	$42.95	$41.61	$35.63	$29.15		$33.17
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.10)	(0.11)	(0.12	)(C)	(0.14	)(C)
Net realized and unrealized gains (losses) on investments	8.50	4.13	7.23	7.68		(1.45)
Total from investment operations	8.38	4.03	7.12	7.56		(1.59)
Distributions from:
Realized capital gains	(3.15)	(2.69)	(1.14)	(1.08)		(2.43)
Proceeds from redemption fees collected	—	—	—	—		—	(F)
Net asset value at end of period	$48.18	$42.95	$41.61	$35.63		$29.15
Total return	20.51%	10.74%	20.17%	26.67%		(5.08%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$199,601	$204,391	$224,379	$189,444		$180,104
Ratio to average net assets:
Net expenses	0.73%	0.88%	0.88%	0.89%		0.95%
Gross expenses	0.86%	0.99%	0.98%	1.02%		1.00%
Net investment loss	(0.25%)	(0.24%)	(0.28%)	(0.39%)		(0.46%)
Portfolio turnover rate	30%	41%	44%	55%		57%

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.

(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.

(C)	The net investment loss per share was based on average shares outstanding for the period.

(D)	Not annualized.

(E)	Annualized.

(F)	Proceeds from redemption fees are related to the DSM Large Cap Growth Fund, the Predecessor Fund, and are less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ohio Tax-Free Bond Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$11.63	$11.33	$11.55	$12.04	$11.70
Income (loss) from investment operations:
Net investment income	0.30	0.32	0.33	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.21	0.30	(0.22)	(0.47)	0.36
Total from investment operations	0.51	0.62	0.11	(0.12)	0.72
Distributions from:
Net investment income	(0.30)	(0.32)	(0.33)	(0.35)	(0.36)
Realized capital gains	(0.01)	—	—	(0.02)	(0.02)
Total distributions	(0.31)	(0.32)	(0.33)	(0.37)	(0.38)
Net asset value at end of period	$11.83	$11.63	$11.33	$11.55	$12.04
Total return(A)	4.38%	5.60%	0.99%	(1.03%)	6.25%
Ratios and supplemental data:
Net assets at end of period (000’s)	$32,060	$33,515	$35,728	$42,818	$52,599
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.18%	1.15%	1.13%	1.13%	1.13%
Net investment income	2.53%	2.85%	2.91%	2.98%	3.05%
Portfolio turnover rate	33%	53%	47%	34%	27%

Touchstone Ohio Tax-Free Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$11.65	$11.33	$11.57	$12.06	$11.72
Income (loss) from investment operations:
Net investment income	0.21	0.23	0.25	0.26	0.27
Net realized and unrealized gains (losses) on investments	0.21	0.33	(0.24)	(0.47)	0.36
Total from investment operations	0.42	0.56	0.01	(0.21)	0.63
Distributions from:
Net investment income	(0.21)	(0.24)	(0.25)	(0.26)	(0.27)
Realized capital gains	(0.01)	—	—	(0.02)	(0.02)
Total distributions	(0.22)	(0.24)	(0.25)	(0.28)	(0.29)
Net asset value at end of period	$11.85	$11.65	$11.33	$11.57	$12.06
Total return(A)	3.61%	4.97%	0.06%	(1.77%)	5.45%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,050	$2,756	$5,363	$6,515	$7,320
Ratio to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.32%	2.08%	2.01%	2.03%	2.09%
Net investment income	1.78%	2.10%	2.16%	2.23%	2.30%
Portfolio turnover rate	33%	53%	47%	34%	27%

(A) Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ohio Tax-Free Bond Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2020	2019	2018	2017(A)
Net asset value at beginning of period	$11.64	$11.33	$11.56	$12.00	(B)
Income (loss) from investment operations:
Net investment income	0.33	0.35	0.29	0.38
Net realized and unrealized gains (losses) on investments	0.22	0.31	(0.16)	(0.49)
Total from investment operations	0.55	0.66	0.13	(0.11)
Distributions from:
Net investment income	(0.33)	(0.35)	(0.36)	(0.31)
Realized capital gains	(0.01)	—	—	(0.02)
Total distributions	(0.34)	(0.35)	(0.36)	(0.33)
Net asset value at end of period	$11.85	$11.64	$11.33	$11.56
Total return	4.73%	5.96%	1.15%	(0.90	%)(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,616	$3,031	$4,596	$2
Ratio to average net assets:
Net expenses	0.60%	0.60%	0.60%	0.60	%(D)
Gross expenses	1.31%	1.05%	1.16%	298.27	%(D)
Net investment income	2.78%	3.10%	3.16%	4.00	%(D)
Portfolio turnover rate	33%	53%	47%	34%

Touchstone Ohio Tax-Free Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2020	2019	2018	2017(A)
Net asset value at beginning of period	$11.64	$11.33	$11.56	$12.00	(B)
Income (loss) from investment operations:
Net investment income	0.33	0.36	0.30	0.39
Net realized and unrealized gains (losses) on investments	0.21	0.31	(0.16)	(0.50)
Total from investment operations	0.54	0.67	0.14	(0.11)
Distributions from:
Net investment income	(0.33)	(0.36)	(0.37)	(0.31)
Realized capital gains	(0.01)	—	—	(0.02)
Total distributions	(0.34)	(0.36)	(0.37)	(0.33)
Net asset value at end of period	$11.84	$11.64	$11.33	$11.56
Total return	4.69%	6.05%	1.18%	(0.90	%)(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$12,785	$7,913	$560	$2
Ratio to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55	%(D)
Gross expenses	0.91%	0.96%	2.54%	298.26	%(D)
Net investment income	2.83%	3.15%	3.21%	4.04	%(D)
Portfolio turnover rate	33%	53%	47%	34%

(A)	Represents the period from commencement of operations (August 31, 2016) through December 31, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Class A shares on August 31, 2016.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Company Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

				Seven Months
				Ended
	Year Ended June 30,			June 30,		Year Ended November 30,
	2020	2019		2018(A)		2017	2016		2015
Net asset value at beginning of period	$4.83	$5.53		$5.64		$5.19	$5.58		$7.19
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)		(0.01)		(0.02)	(0.02	)(B)	(0.03	)(B)
Net realized and unrealized gains (losses) on investments	(0.47)	(0.07)		0.37		0.89	0.57		0.26
Total from investment operations	(0.49)	(0.08)		0.36		0.87	0.55		0.23
Distributions from:
Realized capital gains	(0.28)	(0.62)		(0.47)		(0.42)	(0.94)		(1.84)
Net asset value at end of period	$4.06	$4.83		$5.53		$5.64	$5.19		$5.58
Total return(C)	(10.82%)	(0.73%)		6.89	%(D)	17.95%	12.52%		5.32%
Ratios and supplemental data:
Net assets at end of period (000’s)	$420,822	$589,664		$661,866		$677,055	$685,807		$596,864
Ratio to average net assets:
Net expenses	1.15%	1.12%		1.10	%(E)	1.18%	1.22%		1.25%
Gross expenses	1.24%	1.20%		1.18	%(E)	1.18%	1.22%		1.25%
Net investment loss	(0.32%)	(0.26%)		(0.26	%)(E)	(0.49%)	(0.38%)		(0.61%)
Portfolio turnover rate	81%	94	%(F)(G)	30	%(D)	82%	61%		70%

Touchstone Small Company Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

				Seven Months
				Ended
	Year Ended June 30,			June 30,		Year Ended November 30,
	2020	2019		2018(A)		2017	2016		2015
Net asset value at beginning of period	$2.52	$3.23		$3.50		$3.39	$4.01		$5.72
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)		(0.02)		(0.10)	(0.03	)(B)	(0.05	)(B)
Net realized and unrealized gains (losses) on investments	(0.20)	(0.04)		0.22		0.63	0.35		0.18
Total from investment operations	(0.25)	(0.09)		0.20		0.53	0.32		0.13
Distributions from:
Realized capital gains	(0.28)	(0.62)		(0.47)		(0.42)	(0.94)		(1.84)
Net asset value at end of period	$1.99	$2.52		$3.23		$3.50	$3.39		$4.01
Total return(C)	(11.22%)	(1.65%)		6.51	%(D)	17.36%	11.48%		4.72%
Ratios and supplemental data:
Net assets at end of period (000’s)	$21,204	$39,390		$97,136		$104,051	$110,842		$108,192
Ratio to average net assets:
Net expenses	1.95%	1.88%		1.85	%(E)	1.92%	1.95%		1.94%
Gross expenses	2.07%	1.96%		1.93	%(E)	1.92%	1.95%		1.94%
Net investment loss	(1.12%)	(1.01%)		(1.02	%)(E)	(1.23%)	(1.10%)		(1.30%)
Portfolio turnover rate	81%	94	%(F)(G)	30	%(D)	82%	61%		70%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(G)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Company Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

					Seven Months
					Ended
	Year Ended June 30,				June 30,		Year Ended November 30,
	2020		2019		2018(A)		2017(B)	2016		2015
Net asset value at beginning of period	$5.33		$6.04		$6.10		$5.56	$5.89		$7.48
Income (loss) from investment operations:
Net investment loss	(—	)(C)	(—	)(C)	(—	)(C)	(0.06)	(—	)(C)(D)	(0.01	)(D)
Net realized and unrealized gains (losses) on investments	(0.52)		(0.09)		0.41		1.02	0.61		0.28
Total from investment operations	(0.52)		(0.09)		0.41		0.96	0.61		0.27
Distributions from:
Net investment income	—		(—)(C)		—		—	—		(0.02)
Realized capital gains	(0.28)		(0.62)		(0.47)		(0.42)	(0.94)		(1.84)
Total distributions	(0.28)		(0.62)		(0.47)		(0.42)	(0.94)		(1.86)
Net asset value at end of period	$4.53		$5.33		$6.04		$6.10	$5.56		$5.89
Total return	(10.35%)		(0.79%)		7.21	%(E)	18.41%	12.95%		5.71%
Ratios and supplemental data:
Net assets at end of period (000’s)	$189,336		$326,021		$383,050		$388,404	$257,483		$220,543
Ratio to average net assets:
Net expenses	0.89%		0.87%		0.84	%(F)	0.85%	0.89%		0.87%
Gross expenses	0.98%		0.95%		0.92	%(F)	0.85%	0.89%		0.87%
Net investment income (loss)	(0.06%)		0.00	%(C)	(0.01	%)(F)	(0.16%)	(0.04%)		(0.24%)
Portfolio turnover rate	81%		94	%(G)(H)	30	%(E)	82%	61%		70%

Touchstone Small Company Fund— Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended	Period Ended
Year Ended June 30,	June 30,	November 30,
2020	2019	2018(A)	2017(I)
Net asset value at beginning of period	$5.32	$6.04	$6.10	$5.80
Income (loss) from investment operations:
Net investment income (loss)	—	(C)	—	(C)	—	(C)	(—	)(C)
Net realized and unrealized gains (losses) on investments	(0.52)	(0.10)	0.41	0.30
Total from investment operations	(0.52)	(0.10)	0.41	0.30
Distributions from:
Net investment income	—	(—	)(C)	—	—
Realized capital gains	(0.28)	(0.62)	(0.47)	—
Total distributions	(0.28)	(0.62)	(0.47)	—
Net asset value at end of period	$4.52	$5.32	$6.04	$6.10
Total return	(10.37%)	(0.91%)	7.21	%(E)	5.17	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,269	$2,216	$8	$3
Ratio to average net assets:
Net expenses	0.79%	0.79%	0.79	%(F)	0.79	%(F)
Gross expenses	1.13%	2.52%	275.86	%(F)	2069.15	%(F)
Net investment income (loss)	0.05%	0.08%	0.05	%(F)	(0.70	%)(F)
Portfolio turnover rate	81%	94	%(G)(H)	30	%(E)	82%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Small Company Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	Less than $0.005 per share or 0.005%.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(I)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Company Fund—Class R6

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended	Period Ended
Year Ended June 30,	June 30,	Year Ended November 30,	November 30,
2020	2019	2018(A)	2017	2016	2015(B)
Net asset value at beginning of period	$4.95	$5.65	$5.73	$5.24	$5.60	$5.44
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	—	(C)	(0.03)	0.01	(D)	(0.01	)(D)
Net realized and unrealized gains (losses) on investments	(0.49)	(0.08)	0.39	0.94	0.57	0.17
Total from investment operations	(0.48)	(0.07)	0.39	0.91	0.58	0.16
Distributions from:
Net investment income	—	(0.01)	—	—	—	—
Realized capital gains	(0.28)	(0.62)	(0.47)	(0.42)	(0.94)	—
Total distributions	(0.28)	(0.63)	(0.47)	(0.42)	(0.94)	—
Net asset value at end of period	$4.19	$4.95	$5.65	$5.73	$5.24	$5.60
Total return	(10.35%)	(0.59%)	7.33	%(E)	18.58%	13.07%	2.94	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$64,567	$137,585	$76,246	$67,052	$13,000	$599
Ratio to average net assets:
Net expenses	0.76%	0.73%	0.73	%(F)	0.75%	0.73%	0.73	%(F)
Gross expenses	0.88%	0.84%	0.84	%(F)	0.77%	0.99%	2.96	%(F)
Net investment income (loss)	0.07%	0.14%	0.10	%(F)	(0.07%)	0.16%	(0.18	%)(F)
Portfolio turnover rate	81%	94	%(G)(H)	30	%(E)	82%	61%	70%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Represents the period from commencement of operations (December 23, 2014) through November 30, 2015.
(C)	Less than $0.005 per share.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$9.41	$9.92		$10.13	$8.84	$9.78
Income (loss) from investment operations:
Net investment income	0.13	0.16		0.14	0.19	0.16
Net realized and unrealized gains (losses) on investments	(0.98)	0.57		0.55	1.30	(0.27)
Total from investment operations	(0.85)	0.73		0.69	1.49	(0.11)
Distributions from:
Net investment income	(0.12)	(0.16)		(0.14)	(0.18)	(0.16)
Realized capital gains	(0.49)	(1.08)		(0.76)	(0.02)	(0.67)
Total distributions	(0.61)	(1.24)		(0.90)	(0.20)	(0.83)
Net asset value at end of period	$7.95	$9.41		$9.92	$10.13	$8.84
Total return(A)	(9.83%)	8.53%		6.92%	16.92%	(0.89%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,567	$32,964		$36,968	$43,607	$47,939
Ratio to average net assets:
Net expenses	1.08%	1.08%		1.08%	1.08%	1.08%
Gross expenses	1.26%	1.26%		1.26%	1.24%	1.28%
Net investment income	1.37%	1.67%		1.42%	1.86%	1.71%
Portfolio turnover rate	57%	37	%(B)	24%	29%	19	%(C)

Touchstone Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$9.38	$9.89		$10.10	$8.81	$9.75
Income (loss) from investment operations:
Net investment income	0.06	0.09		0.08	0.12	0.09
Net realized and unrealized gains (losses) on investments	(0.97)	0.56		0.54	1.29	(0.27)
Total from investment operations	(0.91)	0.65		0.62	1.41	(0.18)
Distributions from:
Net investment income	(0.05)	(0.08)		(0.07)	(0.10)	(0.09)
Realized capital gains	(0.49)	(1.08)		(0.76)	(0.02)	(0.67)
Total distributions	(0.54)	(1.16)		(0.83)	(0.12)	(0.76)
Net asset value at end of period	$7.93	$9.38		$9.89	$10.10	$8.81
Total return(A)	(10.49%)	7.72%		6.12%	16.06%	(1.65%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,175	$3,175		$3,654	$4,503	$5,624
Ratio to average net assets:
Net expenses	1.83%	1.83%		1.83%	1.83%	1.83%
Gross expenses	2.43%	2.35%		2.21%	2.12%	2.16%
Net investment income	0.62%	0.92%		0.68%	1.11%	0.96%
Portfolio turnover rate	57%	37	%(B)	24%	29%	19	%(C)

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(B)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

(C)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$9.45	$9.96		$10.17	$8.87	$9.81
Income (loss) from investment operations:
Net investment income	0.15	0.19		0.17	0.20	0.18
Net realized and unrealized gains (losses) on investments	(0.98)	0.57		0.55	1.32	(0.27)
Total from investment operations	(0.83)	0.76		0.72	1.52	(0.09)
Distributions from:
Net investment income	(0.15)	(0.19)		(0.17)	(0.20)	(0.18)
Realized capital gains	(0.49)	(1.08)		(0.76)	(0.02)	(0.67)
Total distributions	(0.64)	(1.27)		(0.93)	(0.22)	(0.85)
Net asset value at end of period	$7.98	$9.45		$9.96	$10.17	$8.87
Total return	(9.64%)	8.82%		7.19%	17.28%	(0.64%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$75,028	$92,928		$81,988	$83,974	$76,852
Ratio to average net assets:
Net expenses	0.80%	0.79%		0.81%	0.83%	0.83%
Gross expenses	0.96%	0.94%		0.95%	0.97%	0.99%
Net investment income	1.64%	1.96%		1.70%	2.11%	1.96%
Portfolio turnover rate	57%	37	%(A)	24%	29%	19	%(B)

Touchstone Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$9.42	$9.93		$10.14	$8.85	$9.79
Income (loss) from investment operations:
Net investment income	0.16	0.20		0.19	0.22	0.19
Net realized and unrealized gains (losses) on investments	(0.97)	0.57		0.55	1.31	(0.27)
Total from investment operations	(0.81)	0.77		0.74	1.53	(0.08)
Distributions from:
Net investment income	(0.16)	(0.20)		(0.19)	(0.22)	(0.19)
Realized capital gains	(0.49)	(1.08)		(0.76)	(0.02)	(0.67)
Total distributions	(0.65)	(1.28)		(0.95)	(0.24)	(0.86)
Net asset value at end of period	$7.96	$9.42		$9.93	$10.14	$8.85
Total return	(9.43%)	8.96%		7.34%	17.38%	(0.49%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$153,945	$208,686		$262,467	$249,035	$219,824
Ratio to average net assets:
Net expenses	0.68%	0.68%		0.68%	0.68%	0.68%
Gross expenses	0.90%	0.89%		0.87%	0.86%	0.87%
Net investment income	1.77%	2.07%		1.82%	2.26%	2.11%
Portfolio turnover rate	57%	37	%(A)	24%	29%	19	%(B)

(A)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

(B)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

June 30, 2020

1.Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to a Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following ten funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Balanced Fund (“Balanced Fund”)

Touchstone International Equity Fund (“International Equity Fund”)

Touchstone International Growth Opportunities Fund (“International Growth Opportunities Fund”)

Touchstone International Small Cap Fund (“International Small Cap Fund”)

Touchstone Large Cap Focused Fund (“Large Cap Focused Fund”)

Touchstone Large Cap Fund (“Large Cap Fund”)

Touchstone Large Company Growth Fund (“Large Company Growth Fund”)

Touchstone Ohio Tax-Free Bond Fund (“Ohio Tax-Free Bond Fund”)

Touchstone Small Company Fund (“Small Company Fund”)

Touchstone Value Fund (“Value Fund”)

Each Fund is diversified, with the exception of the International Growth Opportunities Fund, the Large Cap Focused Fund, the Large Cap Fund, the Large Company Growth Fund and the Ohio Tax-Free Bond Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

	Class A	Class C	Class Y	Institutional Class	Class R6
Balanced Fund	X	X	X
International Equity Fund	X	X	X	X
International Growth Opportunities Fund	X	X	X	X
International Small Cap Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X
Large Cap Fund	X	X	X	X
Large Company Growth Fund	X	X	X	X
Ohio Tax-Free Bond Fund	X	X	X	X
Small Company Fund	X	X	X	X	X
Value Fund	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (Continued)

The aggregate value by input level, as of June 30, 2020, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended June 30, 2020.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1.Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Board and are generally categorized in Level 3.

Collateralized Loan Obligations — The Balanced Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components

Notes to Financial Statements (Continued)

of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

Futures Contracts — The Balanced Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of June 30, 2020, the Balanced Fund held futures contracts as shown on the Portfolio of Investments and had cash in the amount of $127,016 held as collateral to cover futures contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective date of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Balanced Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms

Notes to Financial Statements (Continued)

are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Balanced Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of June 30, 2020, the Balanced Fund did not hold any assets and liabilities that were subject to a MNA.

The following table sets forth the fair value of the Balanced Fund derivative financial instruments by primary risk exposure as of June 30, 2020:

	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Balanced Fund	Futures Contracts – Interest Rate Contracts*	$27,555	$8,625

* Statements of Assets and Liabilities Location: Receivable and Payable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.

The following table sets forth the effect of the Balanced Fund derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended June 30, 2020:

Change in
Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Balanced Fund	Futures - Interest Rate Contracts*	$(340,462)	$18,930

* Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.

For the year ended June 30, 2020, the average quarterly balances of outstanding derivative financial instruments were as follows:

Balanced Fund
Interest rate contracts:
Futures Contracts - Notional value	$4,148,078

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of June 30, 2020, the following Funds loaned securities and received collateral as follows:

		Market Value of	Market Value of
Fund	Security Type	Securities Loaned*	Collateral Received**	Net Amount***
International Equity Fund	Common Stocks	$7,818,356	$8,134,603	$316,247
Large Cap Focused Fund	Exchange-Traded Fund	10,174,385	10,626,001	451,616

Notes to Financial Statements (Continued)

* The remaining contractual maturity is overnight for all securities.

** Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

*** Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Ohio Tax-Free Bond Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Effective June 30, 2020, the maximum offering price per share of Class A shares of the fixed income fund (the Ohio Tax-Free Bond Fund) is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020 the maximum offering price per share of Class A shares of the fixed income fund was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on fund purchases of Class A shares when aggregate purchases in all Touchstone funds equal the maximum breakpoint which is at least $1 million for equity funds or $500,000 for fixed income funds. The maximum offering price per share of Classes C, Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least the maximum breakpoint where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50% for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Balanced Fund, Ohio Tax-Free Bond Fund and the Value Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Balanced Fund and Value Fund declare and distribute net investment income, if any, quarterly as a dividend to shareholders. The Ohio Tax-Free Bond Fund declares distributions from net investment income on a daily basis and distributes as a dividend to shareholders on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are

Notes to Financial Statements (Continued)

determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended June 30, 2020:

			International
		International	Growth	International	Large Cap
	Balanced	Equity	Opportunities	Small Cap	Focused
	Fund	Fund	Fund	Fund	Fund*
Purchases of investment securities	$130,621,068	$56,497,754	$24,138,729	$138,482,865	$477,002,381
Proceeds from sales and maturities	$100,096,159	$83,568,611	$28,351,852	$237,959,918	$517,922,725

		Large	Ohio
		Company	Tax-Free	Small
	Large Cap	Growth	Bond	Company	Value
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$56,499,799	$61,728,508	$17,971,344	$685,801,061	$171,442,617
Proceeds from sales and maturities	$77,830,440	$105,735,247	$15,971,191	$975,590,648	$222,516,014

*Large Cap Focused Fund had redemptions-in-kind which resulted in redemptions out of the Fund of $206,747,919. The redemptions were comprised of securities and cash in the amount of $185,676,263, which is excluded from the proceeds from sales and maturities, and $21,071,656, respectively.

For the year ended June 30, 2020, purchases and proceeds from sales and maturities in U.S. Government Securities were $356,736,359 and $370,413,366, respectively, for the Balanced Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended June 30, 2020.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent

Notes to Financial Statements (Continued)

Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $235,370 for the year ended June 30, 2020.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Balanced Fund	0.55% on the first $200 million
0.50% on the next $200 million
0.45% on the next $600 million
0.40% on the next $1 billion
0.35% on such assets over $2 billion
International Equity Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
International Growth Opportunities Fund	0.80%
International Small Cap Fund	0.95% on the first $300 million
0.90% on the next $200 million
0.85% on the next $250 million
0.80% on the next $250 million
0.75% on the next $500 million
0.70% on the next $500 million
0.65% on such assets over $2 billion
Large Cap Focused Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
Large Cap Fund	0.60% on the first $500 million
0.54% on the next $500 million
0.50% on such assets over $1 billion
Large Company Growth Fund*	0.60%
Ohio Tax-Free Bond Fund	0.50% on the first $100 million
0.45% on the next $100 million
0.40% on the next $100 million
0.375% on such assets over $300 million
Small Company Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
Value Fund	0.65%

* Prior to September 1, 2019, the Fund paid 0.75% on the first $500 million, 0.725% on the next $1.5 billion and 0.70% on such assets over $2 billion.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Barrow, Hanley, Mewhinney & Strauss, LLC	London Company of Virginia d/b/a The London Company
Value Fund	Large Cap Fund
Russell Investments Implementation Services, LLC*	Fort Washington Investment Advisors, Inc.**
International Small Cap Fund	Balanced Fund
DSM Capital Partners LLC	International Equity Fund
International Growth Opportunities Fund	Large Cap Focused Fund

Notes to Financial Statements (Continued)

Large Company Growth Fund	Ohio Tax-Free Bond Fund
Small Company Fund

*Effective May 22, 2020, Russell Investments Implementation Services, LLC became the interim sub-advisor of the International Small Cap Fund until September 11, 2020. Prior to May 22, 2020, Copper Rock Capital Partners LLC was the sub-advisor. Please see Note 10 for information regarding this change.

**Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

				Institutional
	Class A	Class C	Class Y	Class	Class R6
Balanced Fund	1.01%	1.78%	0.81%	—	—
International Equity Fund	1.36%	2.49%	0.99%	0.89%	—
International Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%	—
International Small Cap Fund	1.55%	2.30%	1.30%	1.18%	—
Large Cap Focused Fund*	1.00%	1.79%	0.72%	0.69%	—
Large Cap Fund	1.03%	1.78%	0.78%	0.68%	—
Large Company Growth Fund**	1.04%	1.79%	0.79%	0.69%	—
Ohio Tax-Free Bond Fund	0.85%	1.60%	0.60%	0.55%	—
Small Company Fund***	1.22%	1.95%	0.89%	0.79%	0.79%
Value Fund	1.08%	1.83%	0.83%	0.68%	—

*Prior to October 30, 2019, the expense limitation for Institutional Class shares was 0.65%.

**Prior to September 1, 2019, the expense limitations for Classes A, C, Y and Institutional Class shares were 1.23%, 1.98%, 0.98% and 0.88%, respectively.

***Prior to October 30, 2019, the expense limitation for R6 Class shares was 0.73%.

These expense limitations will remain in effect for all Funds through at least October 30, 2020. The Expense limitation agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year ended June 30, 2020, the Advisor or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees, of the Funds as follows:

	Investment		Other Operating
	Advisory	Administration	Expenses
Fund	Fees Waived	Fees Waived	Waived	Total
Balanced Fund	$—	$—	$240,184	$240,184
International Equity Fund	—	142,336	35,828	178,164
International Growth Opportunities Fund	81,352	47,452	69,197	198,001
International Small Cap Fund	—	139,194	108,937	248,131
Large Cap Focused Fund	—	1,498,210	364,452	1,862,662
Large Cap Fund	—	346,199	67,901	414,100
Large Company Growth Fund	—	189,967	145,021	334,988
Ohio Tax-Free Bond Fund	64,883	71,229	49,404	185,516
Small Company Fund	—	751,543	77,382	828,925
Value Fund	23,622	450,258	153,431	627,311

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

Notes to Financial Statements (Continued)

As of June 30, 2020, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires	Expires	Expires	Expires
	on or	on or	on or	on or
	before	before	before	before
	November 30,	June 30,	June 30,	June 30,
Fund	2020	2021	2022	2023	Total
Balanced Fund	$3,422	$16,819	$36,339	$44,186	$100,766
International Equity Fund	33,634	98,681	158,366	174,004	464,685
International Growth Opportunities Fund	—	106,252	185,823	193,290	485,365
International Small Cap Fund	—	72,874	142,116	232,873	447,863
Large Cap Focused Fund	90,753	1,304,229	2,201,447	1,851,991	5,448,420
Large Cap Fund	—	449,854	440,511	393,233	1,283,598
Large Company Growth Fund	—	249,815	259,049	326,338	835,202
Ohio Tax-Free Bond Fund	—	129,632	143,581	157,632	430,845
Small Company Fund	29,439	596,684	1,008,474	818,548	2,453,145
Value Fund	—	680,915	645,575	606,669	1,933,159

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended June 30, 2020.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds, the Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

Notes to Financial Statements (Continued)

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended June 30, 2020:

Fund	Amount
Balanced Fund	$25,282
International Equity Fund	2,634
International Growth Opportunities Fund	483
International Small Cap Fund	715
Large Cap Focused Fund	13,612
Large Cap Fund	1,134
Large Company Growth Fund	961
Ohio Tax-Free Bond Fund	375
Small Company Fund	10,336

In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended June 30, 2020:

Fund	Class A	Class C
Balanced Fund	$27	$3,273
International Equity Fund	55	85
International Small Cap Fund	—	30
Large Cap Focused Fund	189	504
Small Company Fund	180	662

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended June 30, 2020, the Funds did not engage in any Rule 17a-7 transactions.

5. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the year ended June 30, 2020, the Large Cap Focused Fund utilized ReFlow. ReFlow purchased 4,923,198 shares of the Large Cap Focused Fund during the period and had redemptions-in-kind of $185,676,263. The resulting fee is recorded in Other expenses on the Statements of Operations.

Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended June 30, 2020, the following Funds participated as a borrower in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:

	Daily Average	Weighted Average	Interest
Fund	Amount Borrowed	Interest Rate	Expense*
International Small Cap Fund	$505,134	1.89%	$10,777
Large Cap Focused Fund	415,192	1.99%	9,354
Large Company Growth Fund	167,233	1.81%	3,475

Notes to Financial Statements (Continued)

	Daily Average	Weighted Average	Interest
Fund	Amount Borrowed	Interest Rate	Expense*
Small Company Fund	$210,703	2.15%	$4,596

*Included in Other expenses in the Statements of Operations.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid is as follows:

	Balanced Fund		International Equity Fund		International Growth Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019	2020	2019
From ordinary income	$6,480,488	$5,073,305	$1,923,637	$2,842,238	$2,978	$425,814
From long-term capital gains	35,661,000	15,844,335	5,681,982	17,560,388	—	4,272,059
Total Distributions	$42,141,488	$20,917,640	$7,605,619	$20,402,626	$2,978	$4,697,873

	International Small Cap Fund		Large Cap Focused Fund		Large Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019	2020	2019
From ordinary income	$3,485,590	$3,700,412	$12,128,375	$22,680,841	$3,199,658	$2,699,506
From long-term capital gains	—	16,613,583	182,874,825	152,239,077	17,767,764	—
Total Distributions	$3,485,590	$20,313,995	$195,003,200	$174,919,918	$20,967,422	$2,699,506

	Large Company Growth Fund		Ohio Tax-Free Bond Fund		Small Company Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019	2020	2019
From ordinary income	$—	$716,305	$148	$615	$—	$34,623,870
From tax-exempt income	—	—	1,274,837	1,353,201	—	—
From long-term capital gains	15,399,908	12,955,949	28,458	—	56,603,845	110,406,903
Total Distributions	$15,399,908	$13,672,254	$1,303,443	$1,353,816	$56,603,845	$145,030,773

	Value Fund
	Year Ended	Year Ended
	June 30,	June 30,
	2020	2019
From ordinary income	$5,160,391	$9,739,930
From long-term capital gains	17,529,100	31,961,207
Total Distributions	$22,689,491	$41,701,137

The following information is computed on a tax basis for each item as of June 30, 2020:

			International		Large
		International	Growth	International	Cap
	Balanced	Equity	Opportunities	Small Cap	Focused
	Fund	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$263,136,175	$126,345,319	$22,655,993	$67,007,208	$973,977,522
Gross unrealized appreciation on investments	131,984,394	23,276,019	9,502,332	11,265,310	721,809,606
Gross unrealized depreciation on investments	(6,167,763)	(24,209,795)	(753,327)	(4,907,248)	(45,209,777)

Notes to Financial Statements (Continued)

			International		Large
		International	Growth	International	Cap
	Balanced	Equity	Opportunities	Small Cap	Focused
	Fund	Fund	Fund	Fund	Fund
Net unrealized appreciation (depreciation) on investments	$125,816,631	$(933,776)	$8,749,005	$6,358,062	$676,599,829
Gross unrealized appreciation on foreign currency transactions	—	7,644	221	2,297	—
Gross unrealized depreciation on foreign currency transactions	—	(177)	—	(3,911)	—
Other temporary differences	(520,401)	—	—	—	—
Undistributed ordinary income	3,125,123	—	26,106	—	2,867,438
Qualified late-year losses	—	(6,555,269)	—	—	—
Capital Loss Carryforwards	—	—	(5,461,284)	(19,488,935)	—
Undistributed long-term capital gains	3,202,427	—	—	—	21,490,775
Distributable earnings (deficit)	$131,623,780	$(7,481,578)	$3,314,048	$(13,132,487)	$700,958,042

		Large	Ohio
	Large	Company	Tax-Free
	Cap	Growth	Bond	Small Company	Value
	Fund	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$220,974,813	$119,451,591	$45,968,818	$629,353,225	$234,820,527
Gross unrealized appreciation on investments	73,452,123	109,146,428	3,676,777	131,853,094	38,387,599
Gross unrealized depreciation on investments	(17,613,654)	(2,006,923)	(165)	(48,876,237)	(17,209,961)
Net unrealized appreciation (depreciation) on investments	55,838,469	107,139,505	3,676,612	82,976,857	21,177,638
Undistributed ordinary income	2,250,087	—	—	—	68,138
Other temporary differences	—	—	(17,614)	—	—
Qualified late-year losses	(1,715,991)	(243,154)	(26,054)	(798,949)	—
Capital Loss Carryforwards	—	—	—	(22,061,419)	—
Undistributed long-term capital gains	—	23,943,847	—	—	3,171,733
Distributable earnings (deficit)	$56,372,565	$130,840,198	$3,632,944	$60,116,489	$24,417,509

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, basis adjustments on securities no longer treated as PFICs and nontaxable distribution basis outstanding.

As of June 30, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No Expiration	No Expiration
	Short Term	Long Term	Total
International Growth Opportunities Fund	$5,461,284	—	$5,461,284
International Small Cap Fund	19,488,935	—	19,488,935
Small Company Fund	22,061,419	—	22,061,419

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2020, the Funds elected to defer the following losses:

	Realized	Ordinary
Fund	Capital Losses	Losses	Total
International Equity Fund	$6,541,665	$13,604	$6,555,269
Large Cap Fund	1,715,991	—	1,715,991
Large Company Growth Fund	—	243,154	243,154
Ohio Tax-Free Bond Fund	26,054	—	26,054
Small Company Fund	—	798,949	798,949

Notes to Financial Statements (Continued)

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended June 30, 2017 through 2020) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the write-off of net operating loss, redemptions in-kind, and deemed distributions on shareholder redemptions, and differing tax and GAAP distribution requirements, have been made to the following Funds for the year ended June 30, 2020:

	Paid-In	Distributable
Fund	Capital	Earnings
International Small Cap Fund	$(4,949,324)	$4,949,324
Large Cap Focused Fund	197,282,702	(197,282,702)
Large Company Growth Fund	2,068,919	(2,068,919)
Small Company Fund	(1,283,175)	1,283,175

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Health Crises — An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

Notes to Financial Statements (Continued)

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Reorganizations

Small Company Fund Reorganization:

The shareholders of the Touchstone Small Cap Growth Fund, a series of the Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Small Cap Growth Fund to the Touchstone Small Company Fund. The tax-free reorganization took place on September 21, 2018.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the tax-free reorganization.

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Small Cap		Small Company	Small Company
	Growth Fund		Fund	Fund
Class A
Shares	3,572,822	(A)	113,082,178	116,655,000
Net Assets	$21,326,954		$675,012,128	$696,339,082
Net Asset Value	$5.97	(A)	$5.97	$5.97
Class C
Shares	1,917,820	(B)	29,092,599	31,010,419
Net Assets	$6,665,795		$101,117,364	$107,783,159
Net Asset Value	$3.48	(B)	$3.48	$3.48
Class Y
Shares	11,284,528	(C)	65,216,246	76,500,774
Net Assets	$73,494,700		$424,748,096	$498,242,796
Net Asset Value	$6.51	(C)	$6.51	$6.51
Institutional Class
Shares	556,531	(D)	74,162	630,693
Net Assets	$3,625,412		$483,116	$4,108,528
Net Asset Value	$6.51	(D)	$6.51	$6.51
Class R6
Shares	—		13,592,489	13,592,489
Net Assets	$—		$82,888,657	$82,888,657
Net Asset Value	$—		$6.10	$6.10
Fund Total
Shares Outstanding	20,075,021		221,057,674	238,389,375
Net Assets	$105,112,861		$1,284,249,361	$1,389,362,222
Unrealized Appreciation (Depreciation)	$24,471,563		$345,400,026	$369,871,589

(A) Reflects a 0.8051:1 stock split which occurred on the date of reorganization, September 21, 2018.

(B) Reflects a 1.0348:1 reverse stock split which occurred on the date of reorganization, September 21, 2018.

(C) Reflects a 0.8586:1 stock split which occurred on the date of reorganization, September 21, 2018.

(D) Reflects a 0.8691:1 stock split which occurred on the date of reorganization, September 21, 2018.

Assuming the reorganization had been completed on July 1, 2018, the Small Company Fund’s results of operations for the year ended June 30, 2019 would have been as follows:

Net investment loss	$(2,507,344)
Net realized and unrealized gain (loss) on investments	$(10,037,911)
Net decrease in net assets resulting from operations	$(12,545,255)

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Small Company Fund that have been included in its statement of operations since the reorganization.

Notes to Financial Statements (Continued)

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on May 21, 2020, the Board approved the reorganization of the International Growth Opportunities Fund into the International Small Cap Fund. The reorganization will be completed on or about September 11, 2020. In addition, effective September 12, 2020, the International Small Cap Fund will be renamed the Touchstone International Growth Fund. Concurrent with the change, DSM Capital Partners LLC will replace the previous sub-advisor and the Principal Investment Strategies and Principal Risks will change to reflect those of Touchstone International Growth Fund’s investment strategy.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone International Growth Opportunities Fund, Touchstone International Small Cap Fund, Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Ohio Tax-Free Bond Fund, Touchstone Small Company Fund and Touchstone Value Fund and the Board of Trustees of Touchstone Strategic Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone International Growth Opportunities Fund, Touchstone International Small Cap Fund, Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Ohio Tax-Free Bond Fund, Touchstone Small Company Fund and Touchstone Value Fund (collectively referred to as the “Funds”), (ten of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of June 30, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Touchstone Strategic Trust) at June 30, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual funds constituting	Statement of	Statements of
Touchstone Strategic Trust	operations	changes in net assets	Financial highlights
Touchstone Balanced Fund Touchstone International Equity Fund Touchstone Large Cap Focused Fund Touchstone Small Company Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the two years in the period ended June 30, 2020, the seven months ended June 30, 2018 and the year ended November 30, 2017
Touchstone International Growth Opportunities Fund Touchstone Large Company Growth Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the four years in the period ended June 30, 2020
Touchstone International Small Cap Fund Touchstone Large Cap Fund Touchstone Ohio Tax-Free Bond Fund Touchstone Value Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the five years in the period ended June 30, 2020

The financial highlights for each of the two years in the period ended November 30, 2016 of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund and Touchstone Small Company Fund were audited by other auditors, whose report dated January 19, 2017 expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended June 30, 2016 of Touchstone International Growth Opportunities Fund and Touchstone Large Company Growth Fund were audited by other auditors, whose report dated August 25, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

August 21, 2020

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2015. The Funds intend to pass through the maximum allowable percentage for Form 1099Div.

Balanced Fund	48.83%
International Equity Fund	100.00%
International Growth Opportunities Fund	100.00%
International Small Cap Fund	100.00%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended June 30, 2020 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Balanced Fund	45.26%
International Growth Opportunities Fund	6.41%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Value Fund	100.00%

For the fiscal year ended June 30, 2020, the Funds designated long-term capital gains as follows:

Balanced Fund	$38,393,376
International Equity Fund	$5,681,982
Large Cap Focused Fund	$214,853,340
Large Cap Fund	$17,767,764
Large Company Growth Fund	$29,066,589
Ohio Tax-Free Bond Fund	$28,458
Small Company Fund	$56,687,660
Value Fund	$17,529,100

Of the dividends paid from net investment income during the most-recent fiscal year, 99.99% was designated as exempt interest dividends for federal income tax purposes for the Ohio Tax-Free Bond Fund.

Foreign Tax Income & Foreign Tax Credit

The International Equity Fund, International Growth Opportunities Fund, and International Small Cap Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year ended June 30, 2020, the total amount of foreign source income is $2,656,631 or $0.31 per share for the International Equity Fund, $324,119 or $0.23 per share for the International Growth Opportunities Fund, and $2,022,172 or $0.34 per share for the International Small Cap Fund. The total amount of foreign taxes to be paid is $190,284 or $0.02 per share per share for the International Equity Fund, $15,382 or $0.01 per share for the International Growth Opportunities Fund, and $150,918 or $0.03 per share for the International Small Cap Fund. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Other Items (Unaudited) (Continued)

Quarterly Portfolio Disclosure

Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads); and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 through June 30, 2020).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2020	2020	2020	2020*
Touchstone Balanced Fund
Class A	Actual	1.01%	$1,000.00	$1,020.60	$5.07
Class A	Hypothetical	1.01%	$1,000.00	$1,019.84	$5.07
Class C	Actual	1.78%	$1,000.00	$1,016.60	$8.92
Class C	Hypothetical	1.78%	$1,000.00	$1,016.01	$8.92
Class Y	Actual	0.81%	$1,000.00	$1,021.50	$4.07
Class Y	Hypothetical	0.81%	$1,000.00	$1,020.84	$4.07
Touchstone International Equity Fund
Class A	Actual	1.28%	$1,000.00	$867.40	$5.94
Class A	Hypothetical	1.28%	$1,000.00	$1,018.50	$6.42
Class C	Actual	2.49%	$1,000.00	$862.00	$11.53
Class C	Hypothetical	2.49%	$1,000.00	$1,012.48	$12.46
Class Y	Actual	0.99%	$1,000.00	$868.40	$4.60
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.94	$4.97
Institutional Class	Actual	0.89%	$1,000.00	$869.40	$4.14
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.44	$4.47
Touchstone International Growth Opportunities Fund
Class A	Actual	1.24%	$1,000.00	$996.40	$6.16
Class A	Hypothetical	1.24%	$1,000.00	$1,018.70	$6.22
Class C	Actual	1.99%	$1,000.00	$992.70	$9.86

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2020	2020	2020	2020*
Class C	Hypothetical	1.99%	$1,000.00	$1,014.97	$9.97
Class Y	Actual	0.99%	$1,000.00	$997.30	$4.92
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.94	$4.97
Institutional Class	Actual	0.89%	$1,000.00	$997.80	$4.42
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.44	$4.47
Touchstone International Small Cap Fund
Class A	Actual	1.56%	$1,000.00	$790.40	$6.94	**
Class A	Hypothetical	1.56%	$1,000.00	$1,017.11	$7.82	**
Class C	Actual	2.31%	$1,000.00	$786.50	$10.26	**
Class C	Hypothetical	2.31%	$1,000.00	$1,013.38	$11.56	**
Class Y	Actual	1.31%	$1,000.00	$790.70	$5.83	**
Class Y	Hypothetical	1.31%	$1,000.00	$1,018.35	$6.57	**
Institutional Class	Actual	1.19%	$1,000.00	$791.90	$5.30	**
Institutional Class	Hypothetical	1.19%	$1,000.00	$1,018.95	$5.97	**
Touchstone Large Cap Focused Fund
Class A	Actual	1.01%	$1,000.00	$989.00	$4.99	***
Class A	Hypothetical	1.01%	$1,000.00	$1,019.84	$5.07	***
Class C	Actual	1.81%	$1,000.00	$1,015.86	$9.07	***
Class C	Hypothetical	1.81%	$1,000.00	$985.40	$8.93	***
Class Y	Actual	0.74%	$1,000.00	$990.60	$3.66	***
Class Y	Hypothetical	0.74%	$1,000.00	$1,021.18	$3.72	***
Institutional Class	Actual	0.71%	$1,000.00	$990.60	$3.51	***
Institutional Class	Hypothetical	0.71%	$1,000.00	$1,021.33	$3.57	***
Touchstone Large Cap Fund
Class A	Actual	1.03%	$1,000.00	$910.60	$4.89
Class A	Hypothetical	1.03%	$1,000.00	$1,019.74	$5.17
Class C	Actual	1.78%	$1,000.00	$907.70	$8.44
Class C	Hypothetical	1.78%	$1,000.00	$1,016.01	$8.92
Class Y	Actual	0.78%	$1,000.00	$912.10	$3.71
Class Y	Hypothetical	0.78%	$1,000.00	$1,020.98	$3.92
Institutional Class	Actual	0.68%	$1,000.00	$912.20	$3.23
Institutional Class	Hypothetical	0.68%	$1,000.00	$1,021.48	$3.42
Touchstone Large Company Growth Fund
Class A	Actual	1.04%	$1,000.00	$1,089.50	$5.40
Class A	Hypothetical	1.04%	$1,000.00	$1,019.69	$5.22
Class C	Actual	1.79%	$1,000.00	$1,085.60	$9.28
Class C	Hypothetical	1.79%	$1,000.00	$1,015.96	$8.97
Class Y	Actual	0.79%	$1,000.00	$1,091.00	$4.11
Class Y	Hypothetical	0.79%	$1,000.00	$1,020.93	$3.97
Institutional Class	Actual	0.69%	$1,000.00	$1,091.50	$3.59
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.43	$3.47
Touchstone Ohio Tax-Free Bond Fund
Class A	Actual	0.85%	$1,000.00	$1,024.50	$4.28
Class A	Hypothetical	0.85%	$1,000.00	$1,020.64	$4.27
Class C	Actual	1.60%	$1,000.00	$1,020.70	$8.04
Class C	Hypothetical	1.60%	$1,000.00	$1,016.91	$8.02
Class Y	Actual	0.60%	$1,000.00	$1,026.70	$3.02
Class Y	Hypothetical	0.60%	$1,000.00	$1,021.88	$3.02
Institutional Class	Actual	0.55%	$1,000.00	$1,026.00	$2.77
Institutional Class	Hypothetical	0.55%	$1,000.00	$1,022.13	$2.77

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2020	2020	2020	2020*
Touchstone Small Company Fund
Class A	Actual	1.16%	$1,000.00	$844.10	$5.32
Class A	Hypothetical	1.16%	$1,000.00	$1,019.10	$5.82
Class C	Actual	1.95%	$1,000.00	$843.20	$8.94
Class C	Hypothetical	1.95%	$1,000.00	$1,015.17	$9.77
Class Y	Actual	0.89%	$1,000.00	$844.80	$4.08
Class Y	Hypothetical	0.89%	$1,000.00	$1,020.44	$4.47
Institutional Class	Actual	0.79%	$1,000.00	$846.40	$3.63
Institutional Class	Hypothetical	0.79%	$1,000.00	$1,020.93	$3.97
Class R6	Actual	0.79%	$1,000.00	$846.70	$3.63
Class R6	Hypothetical	0.79%	$1,000.00	$1,020.93	$3.97
Touchstone Value Fund
Class A	Actual	1.08%	$1,000.00	$825.40	$4.90
Class A	Hypothetical	1.08%	$1,000.00	$1,019.49	$5.42
Class C	Actual	1.83%	$1,000.00	$822.80	$8.29
Class C	Hypothetical	1.83%	$1,000.00	$1,015.76	$9.17
Class Y	Actual	0.82%	$1,000.00	$826.30	$3.72
Class Y	Hypothetical	0.82%	$1,000.00	$1,020.79	$4.12
Institutional Class	Actual	0.68%	$1,000.00	$827.50	$3.09
Institutional Class	Hypothetical	0.68%	$1,000.00	$1,021.48	$3.42

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half period).

**Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.90, $10.22, $5.79 and $5.26, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.77, $11.51, $6.52, and $5.92, respectively.

***Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.90, $8.84, $3.56 and $3.42, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.97, $8.97, $3.62, and $3.47, respectively.

Liquidity Risk Management

The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.

Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 17, 2019 through May 14, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the Funds’ liquidity risk.

Basis for Board’s Approval of Sub-Advisory Agreement

Touchstone International Small Cap Fund

At a meeting held on May 21, 2020,Touchstone Advisors, Inc. (the “Advisor”) proposed the replacement of the then-current sub-advisor of the Touchstone International Small Cap Fund (the “Fund”), Copper Rock Capital Partners LLC (“Copper Rock”), to the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”). The Board approved replacing Copper Rock with DSM Capital Partners LLC (“DSM”). In connection with this sub-advisor change, the Board also approved changes to the Fund’s investment goal, principal investment strategies, benchmark and name (the “Repurposing”). The Board also took into consideration that these

Other Items (Unaudited) (Continued)

changes would become effective concurrently with the reorganization of the Touchstone International Growth Opportunities Fund (“International Growth Opportunities Fund”), another series of the Trust into the Fund.

The Advisor provided the Board with various written materials in advance of the May 21, 2020 meeting to assist with the Board’s consideration of a new Sub-Advisory Agreement between the Advisor and DSM (the “New Sub-Advisory Agreement”).The Advisor provided written and oral information stating the basis for its recommendation to engage DSM. The information also included details regarding DSM’s: (a) investment philosophy and investment strategy; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to DSM by the Advisor; and (f) reputation, expertise and resources as an investment advisor. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

The Board, including the Independent Trustees voting separately, unanimously determined that the proposal to approve the New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. In approving the New Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the investment personnel who would be providing such services; (2) DSM’s proposed compensation; (3) the performance of the Fund and that of the International Growth Fund managed by DSM using the same investment strategy that DSM proposes to use in managing the Fund; and (4) the terms of the New Sub-Advisory Agreement. The Board’s consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by DSM. The Board considered DSM’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also noted that it is familiar with DSM, as DSM serves as a sub-advisor to the International Growth Opportunities Fund, which it manages in accordance with its International Growth strategy. The Board noted that DSM would utilize the identical strategy currently employed for the International Growth Opportunities Fund in managing the Fund. The Board also noted that the portfolio manager who would manage the Fund would be the same portfolio manager who currently manages the International Growth Opportunities Fund. The Board also took into consideration that the Advisor was satisfied with DSM’s in-house risk and compliance teams and its familiarity with DSM given DSM’s management of other Touchstone funds.

Anticipated Profitability. The Board took into consideration the financial condition of DSM and any direct and indirect benefits to be derived by DSM from its relationship with the Fund. In considering the anticipated level of profitability to DSM, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the New Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between the Advisor and DSM. As a consequence, the anticipated level of profitability to DSM from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in DSM’s management of the Fund to be a substantial factor in its consideration. The Board noted that in connection with the proposed change in sub-advisor the Advisor also proposed to reduce the Fund’s advisory fee on assets below $750 million and the expense limitations on all of its share classes.

Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay a sub-advisory fee to DSM out of the advisory fee. The Board compared DSM’s proposed sub-advisory fee to the sub-advisory fee paid to Copper Rock, noting that the proposed sub-advisory fee was lower than the current sub-advisory fee on assets below $1 billion. The Board noted that the proposed sub-advisory fee to be paid to DSM for managing the Fund will be identical to the sub-advisory fee paid to DSM for managing the International Growth Opportunities Fund. The Board considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to DSM with respect to the various services to be provided by the Advisor and DSM. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided to the Fund by DSM.

Fund Performance.The Board considered DSM’s investment performance and the Fund’s investment performance under the management of Copper Rock. The Trustees also took into consideration the investment performance of the International Growth Opportunities Fund relative to that of the Fund and its benchmark index.

Conclusion. The Board reached the following conclusions regarding the New Sub-Advisory Agreement: (a) DSM is qualified to manage the Fund’s assets in accordance with the Fund’s new investment goal and principal investment strategies; (b) DSM maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by DSM; and (d) DSM’s proposed investment strategies are appropriate for managing the Fund. In considering the approval of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund.

Other Items (Unaudited) (Continued)

Basis for Board’s Approval of Interim Sub-Advisory Agreement

Touchstone International Small Cap Fund

In connection with the approval of DSM as the sub-advisor to the Fund at the Meeting, the Advisor also proposed to the Board the appointment of Russell Implementation Services, Inc. (“Russell”), as the interim sub-advisor to the Fund. The Board approved the appointment of Russell as the interim sub-advisor, effective on May 22, 2020 through the effective date of the Repurposing.

The Advisor and Russell provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of Russell as the Fund’s interim sub-advisor. The Advisor provided written and oral information stating the basis for its recommendation to engage Russell as an interim sub-advisor. The information also included details regarding Russell’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed interim sub-advisory fee that would be paid to Russell by the Advisor; and (f) reputation, expertise and resources as an interim investment advisor. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.

The Board, including the Independent Trustees of the Trust, voting separately, unanimously determined that the proposal to approve the Interim Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. In approving the Interim Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided by Russell to the Fund, including the investment personnel who would be providing such services; (2) Russell’s proposed compensation; (3) Russell’s past performance; and (4) the terms of the Interim Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by Russell. The Board considered Russell’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also took into consideration that the Advisor was satisfied with Russell’s in-house risk and compliance teams.

Russell’s Compensation. The Board took into consideration the financial condition of Russell and any direct and indirect benefits to be derived by Russell’s relationship with the Fund. In considering the anticipated level of profitability to Russell, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the interim sub-advisory fee under the Interim Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it receives from the Fund, and that the interim sub-advisory fee was negotiated at arm’s length between the Advisor and Russell. As a consequence, the anticipated level of profitability to Russell from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Russell’s management of the Fund to be a substantial factor in its consideration.

Interim Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay an interim sub-advisory fee to Russell out of that advisory fee. The Board also compared Russell’s proposed interim sub-advisory fee to the sub-advisory fees paid to Copper Rock, noting that the proposed interim sub-advisory fee schedule to Russell was significantly less than Copper Rock’s sub-advisory fee schedule. The Board considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to Russell, with respect to the various services to be provided by the Advisor and Russell. The Board also noted that the Advisor negotiated the interim sub-advisory fee with Russell at arm’s length.

The Board also considered Russell’s investment performance and the Fund’s performance record under Copper Rock’s management. The Trustees also noted that Russell has extensive experience providing transition services, including interim management, to the Touchstone Funds complex during sub-advisor transitions and that the Advisor was satisfied with Russell’s management of those funds. Based upon their review, the Trustees concluded that the Fund’s proposed interim sub-advisory fee was reasonable in light of the services to be received by the Fund from Russell.

Conclusion. The Board reached the following conclusions regarding the Interim Sub-Advisory Agreement: (a) Russell is qualified to manage the Fund’s assets in accordance with the Fund’s investment goal and policies; (b) Russell maintains an appropriate compliance program; (c) the Fund’s proposed interim sub-advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by Russell; and (d) Russell’s proposed investment strategies are appropriate for pursuing the investment goal of the Fund. In considering the approval of the Interim Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board determined that approval of the Interim Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and Principal Officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at Touchstone Investments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and CEO of Cox Financial Corp. (a financial services company) since 1971.	40	Director, Cincinnati Bell from 1994 to 2019; Director, Bethesda Inc. (hospital) since 2005; Director, Timken Co. (manufacturing) from 2004 to 2014; Director, TimkenSteel from 2014 to 2019; Director, Diebold, Inc. (technology solutions) since 2004; and Director, Ohio Business Alliance for Higher Education and the Economy since 2005.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 1995 to 2015) of Cintas Corporation (a business services company).	40	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	40	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5Years	Complex[2]	Held During the Past 5 Years[3]
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

[2]	As of June 30, 2020, the Touchstone Fund Complex consists of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 7 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Principal Officers:
Name	Position(s)
Address	Held with	Term of Office and	Principal Occupation(s)
Year of Birth	Trust[1]	Length of Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014)

1 Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

127

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54BB-TST-AR-2006

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (June Funds) totaled $203,400 and $217,100 for the fiscal years ended June 30, 2020 and June 30, 2019, respectively. The fees relate to the annual audit or for services normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $8,000 and $0 for the fiscal years ended June 30, 2020 and June 30, 2019, respectively. The fees for the June 30, 2020 fiscal year relate to the review of Form N-14 filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $69,985 and $88,085 for the fiscal years ended June 30, 2020 and June 30, 2019, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $40,675 and $28,089 for the fiscal years ended June 30, 2020 and June 30, 2019, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (June Funds) and certain entities*, totaled approximately $890,010 and $680,755 for the fiscal years ended June 30, 2020 and June 30, 2019, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date September 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date September 1, 2020

By (Signature and Title)* /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date September 1, 2020

* Print the name and title of each signing officer under his or her signature.